UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule
14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Brookdale Senior Living Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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2025

Notice of Annual Meeting

of Stockholders & Proxy Statement

May 14, 2025

Dear Fellow Stockholders:

On behalf of the Board of Directors (the “Board of Directors” or the “Board”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”), I am pleased to invite all of our stockholders to the Company’s 2025 Annual Meeting of Stockholders (the “2025 Annual Meeting” or the “Annual Meeting”). The meeting will be held on Friday, July 11, 2025 at 8:30 a.m. Central time at the offices of Bass, Berry & Sims PLC at 21 Platform Way South, Suite 3500, Nashville, TN. A notice of the 2025 Annual Meeting and a proxy statement containing information about the matters to be acted upon are included with this letter.

Your vote is especially important at this year’s Annual Meeting. As you may know, Pangaea Ventures, L.P., which is managed by Ortelius Advisors, L.P. (collectively, “Ortelius”), provided notice of their intention to nominate a control slate of six candidates to stand for election as directors at the Annual Meeting in opposition to the nominees being recommended by your Board. You may receive solicitation materials from Ortelius, including a proxy statement and a white proxy card or a white voting instruction form, asking you to vote for the Ortelius nominees. The Company is not responsible for the accuracy or completeness of any information provided by or relating to Ortelius or its nominees contained in solicitation materials filed or disseminated by or on behalf of Ortelius or any other statements Ortelius may make.

We strongly urge you to vote “FOR” ONLY each of the eight highly qualified nominees proposed by the Board (Denise W. Warren, Jordan R. Asher, Claudia N. Drayton, Mark Fioravanti, Victoria L. Freed, Joshua Hausman, Elizabeth B. Mace, and Lee S. Wielansky) and in accordance with the Board’s recommendation on the other proposals included on the Company’s BLUE proxy card or BLUE voting instruction form.

Whether or not you expect to attend the Annual Meeting, it is important that your shares be represented and voted at the Annual Meeting. Please promptly vote your shares by submitting your proxy by telephone or Internet or by completing, signing, dating, and returning your BLUE proxy card or BLUE voting instruction form. If you have any questions about the Annual Meeting or how to vote your shares, please call the firm assisting the Company in the solicitation of proxies, Innisfree M&A Incorporated, at (877) 750-5838 (toll free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

We thank you for your continued investment in Brookdale.

Very truly yours,

Denise W. Warren

Interim Chief Executive Officer and

Chairman of the Board of Directors

Brookdale Senior Living Inc.

Notice of 2025 Annual Meeting of Stockholders

May 14, 2025

The 2025 Annual Meeting of Stockholders (including any adjournments or postponements thereof, the “Annual Meeting” or the “2025 Annual Meeting”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”) will be held on Friday, July 11, 2025 at 8:30 a.m. Central time at the offices of Bass, Berry & Sims PLC at 21 Platform Way South, Suite 3500, Nashville, TN for the purpose of voting on the following proposals:

1.

To elect eight directors to the Company’s Board of Directors (the “Board of Directors” or the “Board”), each to serve for a one-year term expiring at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”);

2.	To approve, on an advisory basis, the Company’s named executive officer compensation;

3.	To ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2025; and

4.	To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

The close of business on May 12, 2025 has been fixed as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting. We are making this Notice of 2025 Annual Meeting and proxy statement first available on or about May 14, 2025.

Please note that Pangaea Ventures, L.P., which is managed by Ortelius Advisors, L.P. (collectively, “Ortelius”), has provided notice of its intention to nominate a control slate of six candidates (each an “Ortelius Nominee”) to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by your Board. Pursuant to the U.S. Securities and Exchange Commission (the “SEC”) rules, Brookdale is required to include the Ortelius Nominees on our BLUE proxy card and BLUE voting instruction form; however, our Board urges you not to vote for any of the Ortelius Nominees and instead use the BLUE proxy card or BLUE voting instruction form to vote “FOR” each of the Brookdale director nominees recommended by your Board (Denise W. Warren, Jordan R. Asher, Claudia N. Drayton, Mark Fioravanti, Victoria L. Freed, Joshua Hausman, Elizabeth B. Mace, and Lee S. Wielansky (collectively, the “Company Nominees”)). Additionally, you may receive solicitation materials from Ortelius, including a proxy statement and a white proxy card or a white voting instruction form, which we urge you not to use. Brookdale is not responsible for the accuracy or completeness of any information provided by or relating to Ortelius or the Ortelius Nominees contained in solicitation materials filed or disseminated by or on behalf of Ortelius or any other statements Ortelius may make.

The Board does NOT endorse any of the Ortelius Nominees and unanimously recommends that you use the BLUE proxy card or BLUE voting instruction form to vote “FOR” ONLY each of the eight Company Nominees proposed by your Board of Directors and as the Board recommends on all other proposals. The Board strongly urges you to discard and NOT to vote using the white proxy card or white voting instruction form sent to you by Ortelius. If you have already submitted a white proxy card, you can revoke such proxy and vote for the Board’s nominees and on the other matters to be voted on at the Annual Meeting by following the instructions on the enclosed BLUE proxy card or BLUE voting instruction form to vote by phone or internet, or by signing, dating and returning the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided. Only your latest validly executed proxy will count and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described in the accompanying proxy statement.

Your vote is important. Even if you currently plan to attend the Annual Meeting, please ensure your shares are represented by promptly using the BLUE proxy card or BLUE voting instruction form to vote TODAY.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JULY 11, 2025: This proxy statement and our 2024 Annual Report to Stockholders (the “2024 Annual Report”) are available at www.proxyvotenow.com/BKD. You may also obtain these proxy materials at the SEC website at www.sec.gov or by contacting the firm assisting the Company in the solicitation of proxies, Innisfree M&A Incorporated, at (877) 750-5838 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

Except to the extent specifically referenced herein, information contained or referenced on our website is not incorporated by reference into and does not form a part of this proxy statement.

By Order of the Board of Directors

Chad C. White

Executive Vice President, General Counsel and Secretary

YOUR VOTE IS EXTREMELY IMPORTANT, NO MATTER

HOW MANY SHARES YOU OWN.

Whether or not you expect to attend the Annual Meeting, please promptly use your BLUE proxy card or BLUE voting instruction form to vote by phone, internet or mail.

If you have any questions or require any

assistance with voting your shares, please call Brookdale’s proxy solicitor:

Innisfree M&A Incorporated

501 Madison Avenue, 20th floor

New York, New York 10022

Stockholders may call:

(877) 750-5838 (toll-free from the U.S. and Canada) or

+1(412) 232-3651 (from other countries)

Banks and Brokers may call collect: (212) 750-5833

Brookdale Senior Living Inc.

2025 Proxy Statement

2025 PROXY STATEMENT	i

Cautionary Note Regarding Forward-Looking Statements

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this proxy statement and accompanying Chairman’s letter constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to various risks and uncertainties and include all statements that are not historical statements of fact and those regarding the Company’s intent, belief, or expectations. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “may,” “will,” “should,” “could,” “would,” “potential,” “intend,” “expect,” “endeavor,” “seek,” “anticipate,” “estimate,” “believe,” “project,” “predict,” “continue,” “plan,” “target,” or other similar words or expressions, and include statements regarding the Company’s expected financial and operational results and the creation of stockholder value. These forward-looking statements are based on certain assumptions and expectations, and the Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain. Although the Company believes that expectations reflected in any forward-looking statements are based on reasonable assumptions, it can give no assurance that its assumptions or expectations will be attained and actual results and performance could differ materially from those projected. Factors which could have a material adverse effect on the Company’s operations and future prospects or which could cause events or circumstances to differ from the forward-looking statements include, but are not limited to, those risks detailed from time to time in the Company’s filings with the Securities and Exchange Commission, including those set forth in the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements in such SEC filings. Readers are cautioned not to place undue reliance on any of these forward-looking statements, which reflect management’s views as of the date of this proxy statement. The Company cannot guarantee future results, levels of activity, performance or achievements, and, except as required by law, it expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained in this proxy statement to reflect any change in the Company’s expectations with regard thereto or change in events, conditions, or circumstances on which any statement is based.

ii

Proxy Statement Summary

Information about the Annual Meeting

Whether or not you expect to attend the Annual Meeting, we strongly encourage you to vote as soon as possible to ensure your shares are represented and voted at the meeting. See page 8 for more details about attending the Annual Meeting.

Date and Time	Location	Record Date
Bass, Berry & Sims PLC
Friday, July 11, 2025 8:30 a.m. Central Time	21 Platform Way South, Suite 3500 Nashville, TN	May 12, 2025

2025 Proposals

The Board recommends that you vote as follows. If you properly submit your BLUE proxy and do not specify how your shares are to be voted, your shares will be voted in accordance with the recommendations of the Board.

Proposals	Unanimous Recommendation of the Board	Page Reference (for more detail)
1. Election of eight directors to the Board, each for a one-year term expiring at the 2026 Annual Meeting	✔ FOR each Company nominee	9

2. Advisory approval of our named executive officer compensation	✔ FOR	76

3. Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for 2025	✔ FOR	77

How to Vote

YOUR VOTE IS IMPORTANT

Please submit your proxy vote as promptly as possible by using any of the following methods:

You may vote your shares online. Please locate the Control Number included on your BLUE proxy card or BLUE voting instruction form and access the website indicated.	Your BLUE proxy card or BLUE voting instruction form may also include a QR code for easy voting by smart phone.

Depending on how you
hold your shares, you may
be able to vote your
shares by touch-tone
phone. Please locate the
Control Number included
on your BLUE proxy card
or BLUE voting instruction
form and dial the number
indicated.

You may sign, date, and return your BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided.

2025 PROXY STATEMENT	1

Proxy Statement Summary

Director Nominees

Our Board has nominated each of the following individuals for election at the 2025 Annual Meeting for a one-year term expiring at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”) and until such director’s successor is duly elected and qualified, or until such director’s death or retirement or until such director resigns or is removed: Denise W. Warren, Jordan R. Asher, Claudia N. Drayton, Mark Fioravanti, Victoria L. Freed, Joshua Hausman, Elizabeth B. Mace, and Lee S. Wielansky (collectively, the “Company Nominees”). As part of the Company’s commitment to ongoing Board refreshment, as further described below, the Board appointed two new directors in April 2025: Mark Fioravanti and Joshua Hausman. Messrs. Fioravanti and Hausman each bring extensive industry knowledge and unique perspectives that the Board believes will contribute to the oversight of our business strategy supporting long-term stockholder value creation. For more information regarding Messrs. Fioravanti and Hausman, and the Board’s and the Nominating and Corporate Governance (NCG) Committee’s process for identifying and selecting these new directors, see “Proposal 1: Election of Directors” beginning on page 9 of this proxy statement. Biographical information on all of the Company Nominees and a description of their qualifications to serve as directors appears beginning on page 13 of this proxy statement. While the total authorized number of directors is currently fixed at nine, Mr. Bumstead has informed the Board that he will not stand re-election at the Annual Meeting. Accordingly, the number of directors of the Company will be fixed at eight as of the Annual Meeting.

Board Composition

During the past two years, the Nominating and Corporate Governance Committee has approached refreshment of the Board with a goal to ensure that the Board’s composition reflects an appropriate balance of knowledge, experience, skills, and expertise in order to support our business strategy. The Committee has focused on identifying candidates with significant healthcare, finance, senior housing, hospitality, and real estate experience. The following information reflects information regarding the Company Nominees and gives effect to the expiration of Mr. Bumstead’s term of office at the Annual Meeting.

Experience and Core Competencies	Asher	Drayton	Fioravanti	Freed	Hausman	Mace	Warren	Wielansky

Current or Former CEO			✔					✔

Current or Former CFO		✔	✔				✔

Senior Housing					✔	✔

Healthcare (Operations & Strategy)	✔	✔			✔		✔

Healthcare (Clinical)	✔

Hospitality			✔	✔

Sales & Marketing			✔	✔

Real Estate			✔			✔		✔

Finance / Economics		✔	✔		✔	✔	✔	✔

Mergers & Acquisitions		✔			✔		✔	✔

Risk Management	✔	✔	✔				✔

Other Public Board Service		✔	✔	✔	✔		✔	✔

Board Demographic Matrix

Total Number of Directors	8

Independent Directors	7 (88%)

Average Tenure	Approximately 3.8 years with two directors added in 2024 and two directors added this year

Average Age	63

2

Commitment to Governance Practices

Commitment to Governance Practices

Declassified Board such that all directors stand for election for annual terms

Bylaws contain majority voting standard for uncontested director elections

Bylaws contain proxy access procedures

Corporate Governance Guidelines limit service on other public company boards (no more than three for independent directors and no more than one for the CEO)

Annual evaluations of the Board and its committees

Meaningful director stock ownership guidelines (5x annual retainer)

Insider trading policy prohibits directors and executive officers from pledging or hedging Brookdale stock

No stockholder rights plan (poison pill) or similar plan

New director orientation program overseen by Nominating and Corporate Governance Committee

Regularly refreshed Board with two new directors added in 2024 and two new directors added this year and an average tenure of approximately 3.8 years as of the Annual Meeting, assuming the Company Nominees are all elected

2025 PROXY STATEMENT	3

General Information about the Annual Meeting

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors (the “Board of Directors” or the “Board”) of Brookdale Senior Living Inc. (“Brookdale” or the “Company”) to be voted at the 2025 Annual Meeting of Stockholders to be held on Friday, July 11, 2025, and at any adjournment or postponement of the meeting (the “Annual Meeting” or the “2025 Annual Meeting”).

Distribution of Proxy Materials

On or about May 14, 2025, we expect to mail our proxy materials, including the cover Letter to Stockholders, Notice of Annual Meeting, this proxy statement, and a universal BLUE proxy card, to all stockholders of record as of the record date. Our 2024 Annual Report, which is not proxy soliciting material, is also enclosed. Copies of these documents are also available on our website at brookdale.com/proxy.

Stockholders Entitled to Vote

Only stockholders of record at the close of business on May 12, 2025, the record date for the Annual Meeting, are entitled to receive notice of, attend, and vote at the Annual Meeting. As of the record date, there were outstanding and entitled to vote 234,347,862 shares of our common stock, excluding restricted shares and restricted stock units (“RSUs”) for which the holders have no voting rights. Each share of our common stock entitles the holder to one vote. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at our principal executive offices for the ten days before the Annual Meeting between 9:00 a.m. and 5:00 p.m. Central time and at the Annual Meeting for any purpose germane to the meeting.

Voting Choices and Recommendations of the Board

With respect to Proposal 1 (Election of Directors), you will have the choice to vote “FOR” or “WITHHOLD” with respect to each nominee. With respect to all other proposals, you will have the choice to vote “FOR,” “AGAINST,” or “ABSTAIN.” The Board recommends that stockholders use the BLUE proxy card to vote:

1.	“FOR” only the election of each of the eight Company Nominees, each for a one-year term expiring at the 2026 annual meeting of stockholders (the “2026 Annual Meeting”);

2.	“FOR” advisory approval of our named executive officer compensation; and

3.	“FOR” ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for 2025.

Information About Ortelius

Pangaea Ventures, L.P., which is managed by Ortelius Advisors, L.P. (collectively, “Ortelius”), has provided notice of its intention to nominate a control slate of six candidates (each an “Ortelius Nominee”) to stand for election as directors at the Annual Meeting in opposition to the Company’s nominees recommended by the Board at the Annual Meeting. Ortelius is a stockholder that purported to beneficially own approximately 1% of the Company’s outstanding stock as of May 12, 2025. The Board does NOT endorse any of the Ortelius Nominees and unanimously recommends that you vote “FOR” only the election of each of the eight Company Nominees proposed by the Board using the BLUE proxy card or BLUE voting instruction form.

4

Information About Ortelius

You may receive proxy solicitation materials, including a proxy statement and a white proxy card or a white voting instruction form, from Ortelius. Brookdale is not responsible for the accuracy or completeness of any information provided by or relating to Ortelius or the Ortelius Nominees contained in solicitation materials filed or disseminated by or on behalf of Ortelius or any other statements Ortelius may make. Voting to “WITHHOLD” with respect to any of the Ortelius Nominees on any white proxy card or white voting instruction form sent to you by Ortelius is not the same as voting for our director nominees, because a vote to “WITHHOLD” with respect to any of Ortelius’ nominees on the white proxy card or white voting instruction form will revoke any BLUE proxy card or BLUE voting instruction form you may have previously submitted.

Even though the Company Nominees appear on Ortelius’ white proxy card, we urge you to use the BLUE proxy card or BLUE voting instruction form to support our director nominees by voting “FOR” only the Company’s eight director nominees as listed on the BLUE proxy card or BLUE voting instruction form. If you have already voted using a white proxy card or white voting instruction form sent to you by Ortelius, you may revoke it by: (i) marking, signing, dating, and returning the BLUE proxy card or BLUE voting instruction form; (ii) voting via the internet using the internet address on the BLUE proxy card or BLUE voting instruction form; (iii) as available, voting by telephone using the number on the BLUE proxy card; or (iv) voting in person by ballot at the Annual Meeting. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the Annual Meeting as described herein.

Stockholders of Record and Beneficial Holders

If your shares of common stock are owned directly in your name with our transfer agent, Equiniti Trust Company, LLC (f/k/a American Stock Transfer & Trust Company), you are considered a registered holder of those shares. If you are the beneficial owner of shares of common stock held by a broker or other custodian, you hold those shares in “street name” and are not a registered stockholder. If you hold your shares in “street name,” your broker or other custodian will vote your shares as you direct. However, if you do not give specific voting instructions to your broker, generally your broker will have discretion to vote your shares on routine matters but will not have discretion to vote your shares on non-routine matters. When the broker exercises its discretion to vote on routine matters in the absence of voting instructions from you, a broker non-vote occurs with respect to the non-routine matters since the broker will not have discretion to vote on such non-routine matters. Because of the contested nature of the solicitation, without your voting instructions, to the extent your broker, bank or other nominee provides you with Ortelius’ proxy materials, your broker, bank or other nominee may not vote your shares with respect to the below proposals or on any of the other proposals on the agenda for the Annual Meeting. If, however, Ortelius does not provide a white proxy card or a white voting instruction form to stockholders who hold their shares in street name, then Proposal 3 would be considered a routine matter and your broker, bank or other nominee would be able to vote upon the matter if you do not provide them with specific voting instructions, although it is possible that your broker, bank or other nominee may choose not to exercise such discretionary authority. We strongly encourage all street name holders to instruct your broker, bank or other nominee to vote your shares by using the enclosed BLUE voting instruction form to vote online, by telephone (as applicable), or by signing, dating and returning the BLUE voting instruction form in the postage-paid envelope provided.

Quorum Requirement

The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of our common stock issued and outstanding on the record date will constitute a quorum for the transaction of business. We will count abstentions and broker non-votes for the purpose of determining the presence of a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting or by the vote of a majority of the shares represented at the Annual Meeting until a quorum has been obtained.

2025 PROXY STATEMENT	5

General Information about the Annual Meeting

Voting Instructions and Information

 Voting Instructions

You may vote by proxy or in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, you are encouraged to vote as soon as possible to ensure that your shares are represented and voted at the Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided on your BLUE proxy card or by signing, dating, and returning your BLUE proxy card in the postage-paid envelope provided. If you hold your shares through your broker or other custodian, please follow the instructions you received from the holder of record to vote your shares.

 Revoking or Changing Your Vote

Stockholders of record may revoke their proxy or change their vote at any time prior to exercise of the proxy at the Annual Meeting by:

•	Delivering a written notice of revocation to our Secretary at 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027;

•	Submitting another properly completed BLUE proxy card with a later date;

•	Submitting another timely proxy via the phone or the Internet; or

•	Attending the Annual Meeting and voting in person.

Stockholders holding shares beneficially in street name should contact their broker or other custodian for instructions on how to revoke or change their voting instructions. For all methods of voting, the last vote properly cast will supersede all previous votes. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you specifically make that request or vote in person at the Annual Meeting.

 Voting of Proxies

If you properly submit your signed BLUE proxy card or BLUE voting instruction form, or complete your proxy by telephone or the Internet, your shares will be voted as you direct or will be voted as specified in the Board recommendations shown above if you do not direct a particular vote. With respect to director elections, should any nominee be unable to serve, the persons designated as proxies reserve full discretion to vote for another person. The Board currently has no reason to believe that any nominee will be unable to serve if elected.

The Board does not intend to bring any other business before the Annual Meeting, and it does not know of any other matters that may come before the Annual Meeting. However, if any other matters are properly presented at the meeting, proxies will be voted in accordance with the judgment of the persons designated as proxies.

If you have any questions or need assistance voting, please call Innisfree, the Company’s proxy solicitor, at 1 (877) 750-5838 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

6

Voting Instructions and Information

 Receipt of Multiple Proxy Cards

The SEC has adopted rules requiring the use of a universal proxy card in contested director elections, whereby all nominees for election will appear on each side’s proxy card. Although Brookdale is required to include all nominees for election on its universal BLUE proxy card, Brookdale does not endorse any of the Ortelius Nominees and unanimously recommends stockholders vote “FOR” ONLY each of the eight Company Nominees using the BLUE proxy card or BLUE voting instruction form.

If Ortelius proceeds with its nominations and pursuit of control of the Board, you may also receive proxy solicitation materials from Ortelius, including an opposition proxy statement and a white proxy card that may be sent to you by Ortelius. The Board unanimously recommends that you disregard and do NOT return any white proxy card you receive from Ortelius.

Voting to “WITHHOLD” with respect to the Ortelius Nominees on Ortelius’ white proxy card is NOT the same as voting for the Board nominees because a vote to “WITHHOLD” with respect to the Ortelius Nominees on its proxy cards will revoke any proxy you previously submitted.

If you have already voted using Ortelius’ white proxy card, you have the right to change your vote and revoke your prior proxy by signing and dating the enclosed BLUE proxy card and returning it in the postage-paid envelope provided or by voting via the Internet or by phone by following the instructions provided on the enclosed BLUE proxy card or BLUE voting instruction form. Even if you would like to elect some or all of the Ortelius Nominees, we strongly recommend you use the Company’s BLUE proxy card or BLUE voting instruction form to do so. Only the latest dated vote you submit will be counted.

Stockholders are encouraged to submit their votes on the BLUE proxy card or BLUE voting instruction form. If Ortelius withdraws or abandons its solicitation or fails to comply with the universal proxy rules after a stockholder has already granted proxy authority, stockholders can still sign and date a later submitted BLUE proxy card.

If Ortelius withdraws or abandons its solicitation or fails to comply with the universal proxy rules, any votes cast in favor of Ortelius’ director nominees will be disregarded and not be counted, whether such vote is provided on the Company’s BLUE proxy card or Ortelius’ white proxy card.

Additionally, many of our stockholders hold their shares in more than one account and may receive separate proxy cards or voting instruction forms for each of those accounts. If you receive more than one BLUE proxy card or BLUE voting instruction form, your shares may be registered in more than one name or are registered in different accounts. Please sign, date and return or otherwise submit your proxy with respect to each BLUE proxy card or BLUE voting instruction form you receive to ensure that all of your shares are voted.

 Voting on Proposal 1: Election of Directors

If you properly sign and return your BLUE proxy card or BLUE voting instruction form, but do not mark a vote with respect to any nominees, your shares will be voted “FOR” only each of the Company nominees. If you properly sign and return your BLUE proxy card or BLUE voting instruction form, and mark a vote “FOR” with respect to fewer than eight nominees, your shares will only be voted as marked.

If you properly sign and return your BLUE proxy card or BLUE voting instruction form, and mark a vote “FOR” with respect to more than eight nominees, your vote on Proposal 1 regarding nominees will be deemed invalid and will not be counted with respect to Proposal 1. In this case, your vote on other matters included on the proxy card can be counted, including for purposes of determining a quorum.

2025 PROXY STATEMENT	7

General Information about the Annual Meeting

Vote Required to Approve Proposals

The following table summarizes the votes required for passage of each proposal and the effect of abstentions and broker non-votes.

Proposal	Vote required for approval	Effect of Abstentions / Withhold Votes	Effect of Broker Non- Votes

1. Election of directors	Plurality of votes cast with respect to each director	No effect	No effect

2. Advisory vote to approve named executive officer compensation (say-on-pay)	Majority of shares present and entitled to vote on the matter	Against	No effect

3. Ratification of appointment of independent registered public accounting firm for 2025	Majority of shares present and entitled to vote on the matter	Against	No effect

Independent Inspector of Elections

Our independent inspector of elections, First Coast Results, Inc., will tabulate the votes cast by each proxy and in person at the Annual Meeting.

Attending the Annual Meeting

Only stockholders as of the record date, or their duly appointed proxies, and invited guests of the Company may attend the Annual Meeting. Admission to the Annual Meeting will begin at approximately 8:00 a.m. Central time. In order to be admitted, you should:

•

bring current, government-issued photo identification, such as a driver’s license, and proof of ownership of common stock on the record date. If you are a holder of record, your identity will be checked against a list of registered holders at the Annual Meeting. If you hold your shares in street name, a recent brokerage statement or a letter from your bank, broker, trustee, or other nominee are examples of proof of ownership. If you want to vote your shares held in street name in person, you must present a legal proxy in your name from the broker, bank, trustee, or other nominee that holds your shares of common stock;

•	leave your camera and smartphones at home because cameras, transmission, broadcasting, and other recording devices will not be permitted in the meeting room;

•	be prepared to comply with security requirements, which may include, among other security measures, security guards searching all bags and attendees passing through a metal detector; and

•	arrive shortly after 8:00 a.m. Central time to ensure that you are seated by the start of the Annual Meeting.

Any holder of a proxy from a stockholder must present a properly executed legal proxy and a copy of the proof of ownership. If you do not provide photo identification and comply with the other procedures outlined above for attending the Annual Meeting in person, you will not be admitted to the Annual Meeting.

8

Proposal 1: Election of Directors

Our Board is currently comprised of nine directors and the total authorized number of directors is currently fixed at nine. However, Mr. Bumstead informed the Board that he will not stand for re-election at the Annual Meeting. Accordingly, the number of directors of the Company will be fixed at eight as of the Annual Meeting.

Our Board has nominated each of the following Company Nominees for election at the 2025 Annual Meeting for a one-year term expiring at the 2026 Annual Meeting and until such director’s successor is duly elected and qualified, or until such director’s death or retirement or until such director resigns or is removed: Denise W. Warren, Jordan R. Asher, Claudia N. Drayton, Mark Fioravanti, Victoria L. Freed, Joshua Hausman, Elizabeth B. Mace, and Lee S. Wielansky. Biographical information on the Company Nominees and a description of their qualifications to serve as directors appears beginning on page 13. Each of the Company Nominees has consented to be named in this proxy statement and has agreed to serve if elected. If a Company Nominee is unavailable for election at the time of the Annual Meeting, the Company representatives named on the BLUE proxy card will vote for another nominee substituted by the Board in place of the unavailable nominee or, as an alternative, the Board may reduce the number of directors on the Board. At this time, the Board knows of no reason why any of the Company Nominees would not be able to serve as a director if elected.

As described above, Ortelius has notified Brookdale of its intention to nominate a control slate of six candidates to stand for election as directors at the Annual Meeting in opposition to the nominees recommended by the Board. As a result, assuming such nominees are in fact nominated for election at the Annual Meeting and all such nominations have not been withdrawn by Ortelius, the number of director nominees will exceed the number of directors to be elected and, as provided under our Bylaws, directors will be elected by a plurality of the votes cast. This means that the eight director nominees receiving the greatest number of votes cast “FOR” their election will be elected. Shares that are not voted in the election of directors, including withheld votes, abstentions and broker non-votes, have no direct effect in the election of directors. Those shares, however, are taken into account in determining whether a sufficient number of shares are present to establish a quorum.

Our Board does NOT endorse any of the Ortelius Nominees, and unanimously recommends that you simply DISREGARD any materials, including any white proxy card or a white voting instruction form, that may be sent to you by Ortelius and only vote using the enclosed BLUE proxy card or BLUE voting instruction form to vote “FOR” ONLY each of the eight Company Nominees. The Board strongly urges you to discard and NOT to vote using any white proxy card or white voting instruction form that may be sent to you by Ortelius. If you have already voted using a white proxy card or a white voting instruction form sent to you by Ortelius, you have every right to change your vote and we strongly urge you to revoke that proxy by using the BLUE proxy card or BLUE voting instruction form to vote in favor of ONLY each of the eight nominees recommended by the Board — by internet, by phone, or by signing, dating and returning the enclosed BLUE proxy card or BLUE voting instruction form in the postage-paid envelope provided. Only the latest validly executed proxy that you submit will be counted; any proxy may be revoked at any time prior to its exercise at the Annual Meeting. If you have any questions or require any assistance with voting your shares, please contact our proxy solicitor, Innisfree M&A Incorporated, at 1 (877) 750-5838 (toll-free from the U.S. and Canada) or +1 (412) 232-3651 (from other countries).

You may receive solicitation materials from Ortelius, including a proxy statement and white proxy cards or white voting instruction forms. Information about the Ortelius nominees may be found in Ortelius’ proxy statement, available without cost at the SEC’s website (www.sec.gov). Brookdale is not responsible for the accuracy or completeness of any information provided by or relating to Ortelius or its nominees contained in the solicitation material filed or disseminated by or on behalf of Ortelius or any other statements Ortelius may make. Stockholders will be able to obtain, free of charge, copies of all proxy statements, including Ortelius’ proxy statement and any amendments or supplements thereto and any other documents (including the BLUE proxy card) when filed by the applicable party with the SEC in connection with the Annual Meeting at the SEC’s website (www.sec.gov).

✔	The Board unanimously recommends that you vote “FOR” the election of each of the eight Company Nominees, each for a one-year term expiring at the 2026 Annual Meeting.

2025 PROXY STATEMENT	9

Proposal 1: Election of Directors

Board Composition

The process for evaluating our Board composition and identifying and evaluating director candidates is outlined below. Through this process, the Nominating and Corporate Governance Committee has approached refreshment of the Board by focusing on its collective skills and experience with new directors who have decades of finance, operations, sales and marketing, analytical, and clinical experience in the senior housing, hospitality, and healthcare industries. Following the Annual Meeting and assuming election of the Company Nominees, the average tenure of the Board will be equal to approximately 3.8 years.

As part of the Company’s commitment to ongoing Board refreshment, as further described below, the Board appointed two new directors in April 2025: Mr. Fioravanti and Mr. Hausman. Mr. Fioravanti was identified as a potential candidate for consideration by the Company’s former President and Chief Executive Officer, and Mr. Hausman was identified as a potential candidate for consideration by Ms. Warren. Each candidate was carefully evaluated and recommended by the full Board for election. Mr. Fioravanti and Mr. Hausman each bring extensive industry knowledge and unique perspectives that the Board believes will contribute to the oversight of our business strategy supporting long-term stockholder value creation. We did not employ a search firm or pay fees to any third-parties in connection with seeking or evaluating Board nominee candidates.

 Annual Evaluation of Board Composition

At least annually the Nominating and Corporate Governance Committee seeks input from each director regarding the composition of the Board. The Nominating and Corporate Governance Committee uses these results to assess with the Board whether the Board’s composition reflects an appropriate balance of knowledge, experience, skills, expertise, and diversity in order to support our business strategy. From time to time, the Nominating and Corporate Governance Committee may also seek and receive input from certain stockholders regarding the skills, experience, and other characteristics that stockholders believe would be beneficial to our Board composition. The Nominating and Corporate Governance Committee also reviews the size of the Board and, if deemed appropriate, will recommend to the Board any changes to its size.

 Identifying Director Candidates

The Nominating and Corporate Governance Committee may engage an independent search firm to conduct targeted searches to identify well-qualified candidates who meet the needs of the Board. When an independent search firm is used, the Nominating and Corporate Governance Committee retains the firm and approves payment of its fees. Potential director candidates may also be identified by the Nominating and Corporate Governance Committee by asking current directors and executive officers to notify the committee if they become aware of candidates who possess skills, experience, or other characteristics needed for the Board.

The Nominating and Corporate Governance Committee also will consider candidates recommended by stockholders, and its process for evaluating stockholder-recommended candidates is no different than its process for evaluating candidates suggested by search firms, directors, or executive officers. To make a formal nomination of a director candidate, a stockholder must comply with either the proxy access or advance notice provisions of our Bylaws. Proxy access permits a stockholder, or a group of up to 20 stockholders, owning at least three percent of our outstanding common stock continuously for at least three years, to nominate and include in our annual meeting proxy materials director nominees constituting up to the greater of two director nominees or 20% of the number of directors in office (rounded down to the nearest whole number), provided that the stockholders and nominees satisfy the requirements specified in our Bylaws. See “Stockholder Proposals for 2026 Annual Meeting” in this proxy statement for further information regarding the process for stockholders to formally nominate director candidates and the deadlines for making such nominations. Stockholders who wish to submit a nomination are encouraged to seek independent counsel about requirements under our Bylaws.

10

Board Composition

 Evaluating Director Candidates

The Nominating and Corporate Governance Committee is responsible for evaluating director candidates and recommending nominees to the Board for Board membership. The Nominating and Corporate Governance Committee evaluates biographical and background information relating to director candidates and interviews candidates selected by the committee and by the Board in making its decisions whether to recommend director candidates to the Board. When evaluating director candidates, the Nominating and Corporate Governance Committee considers whether candidates have demonstrated, by significant accomplishment in their field, an ability to make a meaningful contribution to the Board’s oversight of our business, and the candidates’ reputation for honesty and ethical conduct in their personal and professional activities. The Nominating and Corporate Governance Committee also thoroughly examines a candidate’s senior housing, real estate, finance, operations, sales, marketing, healthcare, and other relevant experience, understanding of our business, educational and professional background, and other characteristics. In order to ensure that director candidates are able to commit the substantial time required to fulfill their Board responsibilities, the Nominating and Corporate Governance Committee also considers the number of public company boards and other boards on which the candidate is a member. Our Corporate Governance Guidelines limit the number of outside public company boards on which a director may serve (three for independent directors and one for the CEO). In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director’s tenure, past attendance at meetings, participation in and contributions to the activities of the Board, and where applicable, participation in continuing education programs. Currently, the Nominating and Corporate Governance Committee considers directors’ tenure and age as part of its overall evaluation process; however, the Board does not believe that a mandatory retirement age is appropriate. The Board is currently considering certain governance enhancements related to director tenure. The Nominating and Corporate Governance Committee evaluates each candidate, including existing directors, in the context of the Board as a whole, with the objective of recommending director nominees who can best support our business strategy and represent stockholder interests through the exercise of sound judgment.

 Director Orientation and Continuing Education

The Nominating and Corporate Governance Committee oversees our director orientation and continuing education programs. As part of the director orientation program, new directors engage in introductory meetings with our business and functional leaders regarding our strategic plans, financial statements, and key issues, policies and practices. Chairs of the Board’s committees coordinate orientation for new committee members with assistance from senior management. Our senior management also meets regularly with our directors regarding specific functional topics of importance. The Nominating and Corporate Governance Committee periodically highlights for directors available continuing education programs hosted by third parties on a variety of relevant topics, including corporate governance, risk management, compliance, and executive compensation. During 2024, all of our directors participated in director continuing education programs.

2025 PROXY STATEMENT	11

Proposal 1: Election of Directors

Plurality Voting for Contested Director Elections

Given that Ortelius has notified the Company that it intends to nominate a control slate of six candidates to stand for election in opposition to the Company Nominees and seek control of the Board, the election of directors at this year’s Annual Meeting is a “contested” election as defined in the Company’s Bylaws. Accordingly, because there are more nominees than seats up for election, election of a director nominee pursuant to Proposal 1 will require a plurality of the votes cast with respect to that director nominee’s election, meaning that the eight director nominees with the highest number of votes cast in person or by proxy at the Annual Meeting for their election will be elected to the Board for a one-year term. Broker non-votes and abstentions or withheld shares will have no effect on the outcome of the election of directors.

12

Director Nominees

Director Nominees

Biographical information for the eight current directors nominated for election at the 2025 Annual Meeting is set forth below.

Denise W. Warren Chairman & Interim Chief Executive Officer		Jordan R. Asher, MD Independent Director

Director Since: October 2018 Age: 63	Public Company Directorships: • TruBridge, Inc. (f/k/a Computer Programs and Systems, Inc.) (2017 – 2024)	Director Since: February 2020 Age: 60	Brookdale Board Committees: • Compensation • Nominating and Corporate Governance

Ms. Warren brings more than 30 years of operational, financial and healthcare experience. Ms. Warren has served as Brookdale’s Interim Chief Executive Officer, Chairman and a member of the Office of CEO since April 2025; after having served as the non-executive chairman since June 2024. In addition, she served as Executive Vice President and Chief Operating Officer of WakeMed Health & Hospitals from October 2015 through December 2020, where she was responsible for the strategic, financial, and operational performance of the organization’s network of facilities in the North Carolina Research Triangle area. Prior to that, from 2005 to September 2015, Ms. Warren served as Chief Financial Officer of Capella Healthcare, Inc., an owner and operator of general acute-care hospitals, as well as its Executive Vice President since January 2014, and as its Senior Vice President prior to that. Before joining Capella, she served as Senior Vice President and Chief Financial Officer of Gaylord Entertainment Company from 2000 to 2001, as Senior Equity Analyst and Research Director for Avondale Partners LLC and as Senior Equity Analyst for Merrill Lynch & Co. Until November 2024 she served on the Board of Directors of TruBridge, Inc. (formerly known as Computer Programs and Systems, Inc.), where she served as Chair of the Audit Committee and the Compensation Committee. She currently serves on the Board of Directors of Newport Healthcare, Straive, and Virtusa, Inc. Ms. Warren is National Association of Corporate Directors (NACD) Directorship CertifiedTM and received a Corporate Directors Certificate from Harvard Business School. Ms. Warren earned a B.S. degree in Economics from Southern Methodist University and an M.B.A. from Harvard University.

Dr. Asher brings more than 20 years of expertise and a history of success in large matrixed, mission-based, national healthcare systems. From 2023 to May 2025, he served as Executive Vice President and Chief Clinical Officer of Sentara Healthcare, a large integrated delivery health system including a clinically integrated network and insurance company serving Virginia and North Carolina, where he had a wide range of responsibilities, including creating high quality, equitable, and innovative models of care delivery as well as providing national thought leadership directed towards the future of health care. From 2018 to 2023, he served as the Chief Physician Executive and Senior Vice President of Sentara. Prior to Sentara, Dr. Asher served in several executive roles with Ascension since 2006, including Chief Clinical Officer of its Ascension Care Management subsidiary from 2016 to 2018 with responsibility for network development and population and risk management, Chief Clinical Officer and Chief Innovation Officer of Ascension’s MissionPoint Health Partners subsidiary from 2015 to 2016, and Chief Medical Officer and Chief Integration Officer of MissionPoint Health Partners from 2011 to 2015. Dr. Asher earned a B.S. in Biology from Emory University, an M.D. from Vanderbilt University School of Medicine, and an M.S. in Medical Management from the University of Texas at Dallas and Southwestern Medical Center.

The Board’s decision to nominate Ms. Warren to serve as a director was based on Ms. Warren’s extensive executive, financial, and operational experience in the healthcare and other industries.

The Board’s decision to nominate Dr. Asher to serve as a director was based on Dr. Asher’s deep experience in the evolving healthcare landscape, including a combination of clinical training and executive leadership experience, particularly in light of the healthcare industry’s transition to more integrated, value-based delivery and payment models.

2025 PROXY STATEMENT	13

Proposal 1: Election of Directors

Claudia N. Drayton Independent Director		Mark Fioravanti Independent Director

Director Since: June 2024 Age: 57	Brookdale Board Committees: • Audit (Chair) • Investment Public Company Directorships: • 3D Systems Inc. (2021 – current)	Director Since: April 2025 Age: 63	Public Company Directorships: • Ryman Hospitality Properties, Inc. (f/k/a Gaylord Entertainment Company) (2022 – current)

Ms. Drayton brings more than 20 years of operational and financial experience in healthcare and biotech companies. Currently, she serves on the board of 3D Systems Inc. (NYSE: DDD) where she is the Chair of the Audit Committee and a member of the Compensation Committee. Most recently, she served as the Chief Financial Officer of Quantum-Si Incorporated, a publicly-traded life-sciences company focused on protein sequencing and genomics for the healthcare industry. She held this role from April 2021 until June 2023, and during her tenure she oversaw the company’s successful transition to a publicly traded company. Prior to that Ms. Drayton served as the Chief Financial Officer of Nuwellis, Inc., a publicly-traded medical device company focusing on commercializing ultrafiltration technology for patients with heart failure. Before joining Nuwellis, she spent 15 years at Medtronic, a global leader in medical devices, where she held leadership positions of increasing responsibility in the finance organization. These included Chief Financial Officer for both the Peripheral Vascular and the Integrated Health Solutions business units. Ms. Drayton is NACD Directorship CertifiedTM. She began her career at Arthur Andersen LLP where she was an audit manager. Ms. Drayton received a B.B.A in Accounting from the University of Mary Hardin-Baylor and an M.B.A. from the University of Minnesota’s Carlson School of Management.

Mr. Fioravanti has more than 25 years’ experience in hospitality and real estate and is a 23-year veteran of Ryman Hospitality Properties, Inc. (formerly Gaylord Entertainment) (RHP). Mr. Fioravanti is currently President, Chief Executive Officer, and a member of the Board of Directors of RHP. In his role, Mr. Fioravanti is responsible for all facets of the company, including its portfolio of destination convention resorts and its owned and operated entertainment division, Opry Entertainment Group (OEG). Mr. Fioravanti was appointed CEO on January 1, 2023, after serving as President and Chief Financial Officer since 2015. Prior to 2015, he served in various senior positions for RHP, including Executive Vice President and Chief Financial Officer, Senior Vice President of Finance and Treasurer, Division President of ResortQuest International, and Senior Vice President of Sales and Marketing. He serves on the board of the Nashville Area Chamber of Commerce, Nashville Convention and Visitors Corp., NAREIT’s Advisory Board of Governors, and the Tennessee Business Leadership Council. Mr. Fioravanti holds an M.B.A. from the University of Tennessee and a B.S. in Landscape Architecture from The Ohio State University.

The Board’s decision to nominate Ms. Drayton to serve as a director was based on Ms. Drayton’s extensive financial background and experience in the healthcare and other industries, along with her public company board experience.

The Board’s decision to nominate Mr. Fioravanti to serve as a director was based on Mr. Fioravanti’s extensive executive-level leadership and experience in the hospitality industry, as well as his real estate and sales and marketing experience.

14

Director Nominees

Victoria L. Freed Independent Director		Joshua Hausman Independent Director

Director Since: October 2019 Age: 68	Brookdale Board Committees: • Compensation • Nominating and Corporate Governance (Chair) Public Company Directorships: • ILG, Inc. (f/k/a Interval Leisure Group, Inc.) (2012 – 2018)	Director Since: April 2025 Age: 49	Public Company Directorships: • Genesis Healthcare, Inc. (2015 – 2016)

Ms. Freed brings more than 25 years of executive leadership in the areas of sales, customer service, and marketing, and has earned numerous awards for outstanding achievement in sales and marketing during her career. Ms. Freed is Senior Vice President of Sales, Trade Support and Service for Royal Caribbean International, having served in that role since 2008, where she oversees the largest sales team in the cruise line industry and also manages the company’s consumer outreach, reservations, group sales, and customer service functions. Prior to her service with Royal Caribbean, Ms. Freed worked for 29 years with Carnival Cruise Lines, where she served as Senior Vice President of Sales and Marketing during the last 15 years of her tenure. She is a trustee of the United Way of Miami-Dade County and serves as a member of the board of Jewish Adoption and Foster Care Options (JAFCO). Ms. Freed earned a bachelor’s degree in business with an emphasis in marketing from the University of Colorado.

Mr. Hausman has more than 20 years of private market investment experience focused on the healthcare industry, including in facilities-based and senior care services companies that provide personal care, medical, and behavioral health services to vulnerable populations. Mr. Hausman spent two decades with Onex Corporation, from 2004 to February 2025, and served as Managing Director for Onex Partners, the upper-middle market private equity platform of Onex Corporation, from 2013 until his departure. He led Onex Partners’ North American healthcare investment activities, including advising portfolio company management teams and evaluating growth and operating efficiency opportunities. Prior to Onex Corporation, Mr. Hausman was an Associate in the Healthcare Investment Banking group at Banc of America Securities, where he provided capital raising and advisory services to healthcare companies. Since April 2025, Mr. Hausman has been Managing Partner at MHJ Capital Partners. Currently, he serves on the Board of Directors of Newport Healthcare and SCP Health. He has previously held board positions at privately owned and publicly traded healthcare services companies, including BrightSpring Health Services, Genesis HealthCare, Inc., and the Center for Diagnostic Imaging. He holds an A.B. in Economics (cum laude) from Harvard College.

The Board’s decision to nominate Ms. Freed to serve as a director was based on Ms. Freed’s decades of executive leadership in sales, customer service, and marketing in the hospitality industry.

The Board’s decision to nominate Mr. Hausman to serve as a director was based on Mr. Hausman’s deep experience in private market investments focused on the healthcare industry, including his involvement with facilities-based, senior care, and behavioral health companies, and his experience in investing, capital markets, and corporate finance.

2025 PROXY STATEMENT	15

Proposal 1: Election of Directors

Elizabeth B. Mace Independent Director		Lee S. Wielansky Independent Director

Director Since: June 2024 Age: 68	Brookdale Board Committees: • Audit • Investment	Director Since: April 2015 Age: 73

Brookdale Board Committees:

•  Audit

•  Investment (Chair)

Public Company Directorships:

•  Acadia Realty Trust
(2000 – current)

•  Isle of Capri Casinos, Inc.
(2007 – 2017)

•  Pulaski Financial Corp.
(2005 – 2016)

Ms. Mace has more than 30 years of experience in research, economics, and market analysis. Most recently, she served as the Chief Economist and Director of Research and Analytics at the National Investment Center for Seniors Housing & Care (NIC) from 2014 to June 2023. Prior to serving on NIC’s leadership team, she served on the NIC Board of Directors and chaired its Research Committee. She has also previously served as a director at AEW Capital Management and worked in the AEW Research Group for 17 years. Before AEW, she also spent 10 years at Standard & Poor’s DRI/McGraw-Hill as director of its Regional Information Service. Ms. Mace also worked as a regional economist at Crocker Bank, and for the National Commission on Air Quality, the Brookings Institute, and Boston Edison. She is formerly a member of the Institutional Real Estate Americas Editorial Board. In 2020, Ms. Mace was inducted into the McKnight’s Women of Distinction Hall of Honor. In 2014, she was appointed a fellow at the Homer Hoyt Institute and was awarded the title of a “Woman of Influence” in commercial real estate by Real Estate Forum Magazine and Globe Street. In addition, in 2025, she was inducted into the Senior Living Hall of Fame by the American Seniors Housing Association. Ms. Mace is NACD Directorship CertifiedTM. She received a bachelor’s degree from the Mount Holyoke College and a Master’s of Science in Applied Economics from the University of California. She also earned a Certified Business Economist™ designation from the National Association of Business Economists.

Mr. Wielansky has more than 40 years of commercial real estate investment, management, and development experience. He currently serves as Chairman and CEO of Opportunistic Equities, which specializes in low income housing. He has also served as Chairman and CEO of Midland Development Group, Inc., which he re-started in 2003 and focused on the development of retail properties in the mid-west and southeast. Prior to Midland, he served as President and CEO of JDN Development Company, Inc. and as a director of JDN Realty Corporation. Before joining JDN, he served as Managing Director – Investments of Regency Centers Corporation, which in 1998 acquired Midland Development Group, a retail properties development company co-founded by Mr. Wielansky in 1983. Mr. Wielansky served as the Company’s Non-Executive Chairman of the Board from February 2018 through December 2019. He also serves as Lead Trustee of Acadia Realty Trust and served as a director of Isle of Capri Casinos, Inc. from 2007 to 2017 and Pulaski Financial Corp. from 2005 to 2016. He also serves as a member of the Board of Clayco Construction Company. Mr. Wielansky received a bachelor’s degree in Business Administration, with a major in Real Estate and Finance, from the University of Missouri – Columbia, where he is currently a member of the Strategic Development Board of the College of Business. He also serves on the Board of Directors of The Foundation for Barnes-Jewish Hospital and on the Finance Committee of both The Foundation and the Barnes-Jewish Hospital.

The Board’s decision to nominate Ms. Mace to serve as a director was based on Ms. Mace’s economic, research, analysis, and real estate investment experience, as well as her knowledge of the senior housing industry through her service with NIC.

The Board’s decision to nominate Mr. Wielansky to serve as a director was based on Mr. Wielansky’s real estate investment, management, and development experience, as well as his service as a director of several public companies.

16

Background of the Solicitation

Background of the Solicitation

The summary below details the material events and communications between the Company, Ortelius, and certain other stockholders leading up to this solicitation.

On March 5, 2025, Ortelius delivered notice to the Company’s headquarters of its intention to nominate six individuals, Steven J. Insoft, Paula J. Poskon, Frank J. Small, Ivona Smith, Steven L. Vick, and Lori B. Wittman (collectively, the “Ortelius Nominees”), to stand for election to the Board at the 2025 Annual Meeting. Ortelius also issued a press release announcing its director nominations and including an open letter to the Company’s stockholders outlining Ortelius’ views on the Company’s historical performance and including a statement from Ortelius that incremental change – such as the replacement of two directors – would be insufficient (the “March 5 Press Release”). Notably, Ortelius did not express any intention to engage with the Company’s management or Board. Rather, Ortelius ended the letter by stating they “look forward to earning [stockholder] support in the weeks and months to come.”

Later on March 5, 2025, the Company issued a press release confirming receipt of Ortelius’ director nominations. The Company also noted that it would review the proposed Ortelius Nominees in accordance with the Company’s normal process and guidelines. Notably, no member of the Board or management in office as of this date, had heard from Ortelius in approximately two years prior to reading Ortelius’ public letter or receiving Ortelius’ notice of nomination.

On March 7, 2025, Jessica Hazel, Vice President – Investor Relations for the Company, contacted Peter DeSorcy of Ortelius by email to request a meeting between Mr. DeSorcy, Lucinda M. Baier, the Company’s then current President and Chief Executive Officer, and Dawn L. Kussow, the Company’s Executive Vice President and Chief Financial Officer, and Ms. Hazel. She provided availability for times on March 12 or 13, 2025.

Later on March 7, 2025, Mr. DeSorcy responded to Ms. Hazel that he was not available until the week of March 17, 2025, and he requested that independent directors from the Board of the Company join the call. Ms. Hazel confirmed she would follow-up with the Company’s availability.

On March 10, 2025, Ms. Hazel provided multiple times between March 17 and March 20 that representatives from the Company, including Ms. Warren, the Company’s then current Non-Executive Chairman, and Mr. Wielansky, an independent director of the Board, would be available for a meeting.

On March 10, 2025, Mr. DeSorcy responded to Ms. Hazel that Ortelius was not available to meet with the Company until March 20, 2025.

On March 20, 2025, the window for stockholders to nominate directors in connection with the 2025 Annual Meeting under the Company’s Bylaws closed.

On March 20, 2025, Mses. Warren, Baier, Kussow, and Hazel, and Mr. Wielansky met with Mr. DeSorcy of Ortelius by videoconference to discuss Ortelius’ director nominations and its views with respect to the Company. The meeting lasted just 25 minutes. Mr. DeSorcy did not come prepared with any questions for the Company’s representatives present at the meeting. When the Company’s representatives asked Mr. DeSorcy questions regarding his strategy and views on the Company, Mr. DeSorcy repeatedly referred them to the March 5 Press Release. When asked whether the Company’s representatives could help Mr. DeSorcy better understand the Company’s strategy or public disclosures, Mr. DeSorcy declined the offer. The Company’s representatives then asked Mr. DeSorcy if there was a path to avoiding a proxy contest. Mr. DeSorcy remarked that he was not interested in any settlement to avoid a proxy contest that added just one or two directors from his slate of nominees to the Board and was seeking substantial Board change. Mr. DeSorcy indicated that, as of the time of the meeting, he had not recently spoken with other stockholders of the Company, but nonetheless felt that stockholders were frustrated with the Company’s performance and wanted substantial Board change. Before concluding the meeting, Ms. Warren noted that the Board and the Nominating and Corporate Governance Committee would like to interview the Ortelius Nominees as part of its normal review process for director candidates. Mr. DeSorcy indicated that the Company’s legal advisor should contact Olshan Frome Wolosky LLP (“Olshan”), Ortelius’ legal advisor, regarding the Company’s request to interview the Ortelius Nominees.

Later on March 20, 2025, representatives of Skadden, Arps, Slate, Meagher & Flom LLP (“Skadden”), the Company’s legal advisor, contacted representatives of Olshan for a call. During this call, Skadden expressed the Board’s desire to interview all of the Ortelius Nominees and requested help from Olshan to schedule those interviews.

2025 PROXY STATEMENT	17

Proposal 1: Election of Directors

Olshan responded that interviews were premature unless Ortelius received assurances that the Board was prepared for substantial Board and strategic change. Skadden asked Olshan to provide more clarity on what Ortelius would be seeking from the Company relating to strategic change and whether Ortelius was open to a settlement that did not involve the replacement of a majority of the Board. Olshan indicated it would discuss these requests with Ortelius.

On March 21, 2025, Skadden emailed Olshan to see if Ortelius had anything more to share with the Company per their conversation the day before. Olshan responded that Ortelius did not have any further information to share.

On March 22, 2025, the Company mailed letters to each of the Ortelius Nominees requesting an interview to be scheduled with the Ortelius Nominee and attaching a copy of the Company’s standard director questionnaire to be completed by the Ortelius Nominee. In addition, Ms. Baier drafted and mailed handwritten notes to each of the Ortelius Nominees offering to schedule a call with them so they could better understand the Company and the work that the Company’s associates are doing to create value for stockholders. To date, none of the Ortelius Nominees has contacted the Company to schedule interviews, returned the director questionnaire, or responded to Ms. Baier’s offer to learn more about the Company.

On April 1, 2025, Ortelius delivered to the Company and Skadden a demand to inspect certain stockholder list materials in order to communicate with stockholders (the “Ortelius Demand Letter”).

On April 8, 2025, Skadden delivered a response letter to Olshan with respect to the Ortelius Demand Letter.

On April 9, 2025, Skadden sent to Olshan a non-disclosure agreement to protect the confidentiality of the materials to be provided under the Ortelius Demand Letter.

On April 9, 2025, Antipodes Partners Limited (“Antipodes”), a significant stockholder of the Company, published a letter to fellow stockholders and the Board calling on the Company to provide a strategic update and implement certain corporate governance initiatives, among other things. However, Antipodes stated its views that the Company’s ability to capture future stockholder value would not require an overhaul of the Board.

On April 13, 2025, the Board and Ms. Baier mutually agreed that Ms. Baier’s role serving as the Company’s President and Chief Executive Officer and as a member of the Board would cease, effective as of April 13, 2025, and the Company and Ms. Baier entered into a separation agreement to that effect. In connection with Ms. Baier’s departure, on April 13, 2025, the Board appointed Ms. Warren as Interim Chief Executive Officer, to serve until the appointment of a new Chief Executive Officer of the Company, and established an Office of the Chief Executive Officer (the “Office of the CEO”) and delegated the powers and duties of the Chief Executive Officer of the Company to the Interim CEO and the Office of the CEO. The Board appointed Ms. Warren, Ms. Kussow, and Chad C. White, Executive Vice President, General Counsel and Secretary of the Company, to serve as members of the Office of the CEO. The Board also initiated a search for the Company’s next Chief Executive Officer, led by a committee made up of the Chairman of the Board and three independent directors of the Board with the support of a nationally recognized executive search firm.

In addition, on April 13, 2025, the Board appointed Mr. Fioravanti to the Board to fill the vacancy created by Ms. Baier’s resignation. Mr. Bumstead, a member of the Board, also informed the Board that he would not stand for re-election at the Annual Meeting.

On April 14, 2025, the Company issued a press release announcing that effective April 13, 2025, the Board had effected the Chief Executive Officer transition described above, appointed Mr. Fioravanti as a new independent director and that Mr. Bumstead would not stand for re-election. In the press release, the Company also disclosed that the Board would review potential enhancements to corporate governance policies related to director tenure and evaluate revisions to the Company’s performance-based long-term incentive awards program for executives. The Company also announced that, based on preliminary results, the Company’s first quarter 2025 Adjusted EBITDA was expected to exceed both the Company’s and analysts’ consensus expectations, the Company expected to report positive Adjusted Free Cash Flow for the quarter, and the Company anticipated RevPAR would exceed its internal expectations (as each such term was defined therein).

Later on April 14, 2025, Deerfield Partners, L.P. (“Deerfield”), a significant stockholder of the Company, issued a press release stating “Our enthusiasm about Brookdale’s future has never been greater and we support the Board’s efforts to extend Brookdale’s leadership in patient care and financial performance… We look forward to supporting Brookdale as it brings new talent and energy to the Board and executive team.”

Also on April 14, 2025, the Company signed a non-disclosure agreement with Ortelius relating to the Ortelius Demand Letter.

18

Background of the Solicitation

On April 24, 2025, the Company issued a press release announcing that effective April 24, 2025, the Board had determined to temporarily increase its size to nine directors and add Joshua Hausman to the Board, with the Board returning to eight members as of the Annual Meeting. In the press release, the Company noted Mr. Hausman’s extensive private market investment experience focused on the healthcare industry, including in facilities-based skilled nursing and behavioral health.

Later on April 24, 2025, Ortelius issued an open letter to stockholders detailing, for the first time, some of their ideas for unlocking value at the Company, including “monetizing certain underperforming owned properties, improving Brookdale’s financials, reducing mortgage debt, eliminating the leased portfolio, unlocking the value of the real estate, reviewing strategic alternatives, installing a new management team and refreshing the Board.” While Ortelius acknowledged the Company’s decision to transition Ms. Baier and search for a new Chief Executive Officer in its press release, Ortelius did not disclose any intention to reduce its nomination of a control slate of six directors.

On April 25, 2025, Olshan reached out to Skadden requesting a call.

On April 26, 2025, Skadden had a call with Olshan. On this call, Olshan expressed Ortelius’ desire to speak with Ms. Warren regarding the Board’s vision for the Company and to see if a resolution was possible to avoid a proxy contest. Later that day, the Company scheduled a call for the following day between Ms. Warren, Mr. Wielansky, and Mr. DeSorcy.

On April 27, 2025, Ms. Warren, Mr. Wielansky, and Mr. DeSorcy had a video conference call. During the conference call, Mr. DeSorcy went into further detail regarding Ortelius’ ideas to drive stockholder value that were described in Ortelius’ public letter. Mr. DeSorcy also expressed Ortelius’ openness to trying to avoid a proxy contest. Mr. DeSorcy did not make a specific proposal to the Company to avoid a proxy contest, but stated Ortelius would want to obtain Board representation. Mr. DeSorcy also noted that Ortelius would make the Ortelius Nominees available for interviews with the Board. Ms. Warren and Mr. Wielansky agreed to discuss the request with the full Board and revert back to Mr. DeSorcy.

On April 28, 2025, the Board had a meeting to discuss Ortelius’ recent outreach and proposal to find a way to avoid a proxy contest, which Ortelius indicated would need to involve Ortelius receiving Board representation. The Board considered many factors in evaluating Ortelius’ request for Board representation, including that members of the Board had received direct feedback from several of its largest stockholders that it appreciated the Board’s decision to transition its Chief Executive Officer and search for a new Chief Executive Officer and did not believe further Board change was warranted following the recent appointments of Messrs. Hausman and Fioravanti to the Board, that Ortelius had refused to make its nominees available for interviews with the Board back in March when the Board was going through a careful process to select its slate of directors for election at the 2025 Annual Meeting, that the Company already had finalized its slate of director nominees for the 2025 Annual Meeting and planned to file its preliminary proxy statement in the coming days, and that the Company’s Certificate of Incorporation limited the Board’s size to 9 directors and the Board needed to keep a seat available for its new Chief Executive Officer once identified. Based on these factors, among others, the Board concluded that it was not in the best interest of all stockholders to offer Ortelius any Board representation at this time. However, the Board authorized Ms. Warren and Mr. Wielansky to propose to Ortelius that it would interview the Ortelius Nominees in connection with future openings on the Board, including at the 2026 annual meeting of stockholders.

On April 29, 2025, Ms. Warren and Mr. Wielansky had a call with Mr. DeSorcy to discuss a potential resolution to the proxy contest initiated by Ortelius. Mr. DeSorcy asked about the Board’s position on a potential resolution, including whether it would include Board representation for Ortelius. Ms. Warren and Mr. Wielansky communicated the Board’s position as discussed at the April 28 Board meeting. Mr. DeSorcy responded that he was not willing to resolve the proxy contest unless Ortelius was given representation on the Board as part of such resolution and suggested that the Company could replace certain members on the Board with Ortelius Nominees in light of size limitations. Ms. Warren and Mr. Wielansky reiterated the Company’s desire to avoid a proxy contest and instead focus on moving the Company forward. However, as the conversation grew less constructive, the parties determined to end the call.

Later on April 29, 2025, the Company delivered notice to Ortelius by email and overnight mail of its intent to nominate and solicit proxies for the Company Nominees at the 2025 Annual Meeting in accordance with Rule 14a-19 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

On April 30, 2025, the Company filed its preliminary proxy statement.

On May 5, 2025, Ortelius filed its preliminary proxy statement reflecting that it still planned to run a control slate of six director nominees.

2025 PROXY STATEMENT	19

Proposal 1: Election of Directors

On May 6, 2025, the Company issued a press release announcing its results for the quarter ended March 31, 2025. In this press release, the Company reported it delivered first quarter 2025 financial and operational results above the Company’s expectations and had determined to favorably revise its annual RevPAR and Adjusted EBITDA guidance ranges (as such terms were defined therein).

On May 7, 2025, the Company had its earnings call to report on first quarter 2025 earnings. During this call, Ms. Warren noted that the Company had engaged Spencer Stuart, whom they initially contacted in late 2024, to aid in the Company’s CEO succession planning and that the Company anticipated the CEO search would likely take a minimum of six months.

Later on May 7, 2025, Ortelius sent a letter to the Board requesting that the Board take all necessary steps to use its discretionary authority under the Specified Debt Agreements (as defined below) and any other agreements containing similar provisions to approve or endorse the Ortelius Nominees and secure waivers from the appropriate counterparties such that any change of control provisions contained therein would not be triggered if five or more of the Ortelius Nominees are elected to the Board at the Annual Meeting (the “May 7th Letter”).

On May 12, 2025, Skadden delivered, on behalf of the Board, a response letter to Olshan with respect to the May 7th Letter. In this response letter, Skadden noted that the Board was evaluating Ortelius’ requests, consistent with its fiduciary duties, and would respond in due course.

On May 14, 2025, the Board met to discuss the May 7th Letter and determined that it was in the best interest of all stockholders to approve the Ortelius Nominees for the limited purpose of avoiding triggering any change of control provisions under the Specified Debt Agreements. The Board also instructed management to send a letter to the relevant counterparties to the Specified Debt Agreements, notifying them of the actions taken by the Board. While the Board determined to approve the Ortelius Nominees for the limited purpose of avoiding triggering certain change of control provisions, the Board opposes the election of the Ortelius Nominees, does not believe their election is in the best interest of the Company’s stockholders and recommends that stockholders support the election of all eight of the Board’s director nominees on the Company’s BLUE proxy card.

On May 14, 2025, the Company filed this definitive proxy statement and provided notice to Ortelius of the actions taken by the Board on May 14, 2025.

20

Corporate Governance

Corporate Governance Guidelines and Code of Business Conduct and Ethics

The Board has adopted Corporate Governance Guidelines setting forth the expectations and standards the Board has with respect to the role, size, and composition of the Board and its committees, the functioning of the Board and its committees, evaluation of the Board and its committees, director compensation, succession planning, and other matters. The Board also has adopted a Code of Business Conduct and Ethics that applies to all employees, directors, and officers, as well as a Code of Ethics for Chief Executive and Senior Financial Officers, which applies to our President and Chief Executive Officer, Chief Financial Officer, principal accounting officer, and Treasurer. These guidelines and codes are available on the Investor Relations portion of our website at brookdaleinvestors.com. Any amendment to, or waiver from, a provision of such codes of ethics granted to a principal executive officer, principal financial officer, principal accounting officer, or controller, or person performing similar functions, or to any executive officer or director, will be posted on our website.

Director Independence

Our Corporate Governance Guidelines and the listing standards of the NYSE require that the Board be comprised of a majority of independent directors. The Board has affirmatively determined that eight of our current directors, Mses. Drayton, Freed, and Mace, Dr. Asher, and Messrs. Bumstead, Fioravanti, Hausman, and Wielansky, are “independent” under Section 303A.02 of the listing standards of the NYSE. Ms. Warren is not independent due to the fact that she is currently serving as our Interim Chief Executive Officer and as a member of the Office of CEO. In each case, the Board affirmatively determined that none of such individuals that were deemed independent had a material relationship with the Company. The Board also previously determined that each of Guy P. Sansone and Marcus E. Bromley, who served on our Board until the 2024 annual meeting of stockholders, satisfied the independence requirements of the NYSE listing standards. In making these determinations, the Board considered all relevant facts and circumstances, as required by applicable NYSE listing standards. There were no transactions, relationships, or arrangements not disclosed pursuant to Item 404(a) of Regulation S-K that were considered by the Board in making the required independence determinations. None of the directors that were deemed independent had any relationship with us (other than as a director or stockholder). The Board also determined that each member of the Audit, Compensation, and Nominating and Corporate Governance Committees is independent, including that each member of the Audit Committee is independent under the listing standards of the NYSE and under section 10A(m)(3) of the Exchange Act. Until her resignation in April 2025, Ms. Baier was not independent due to her employment as our President and Chief Executive Officer. Ms. Warren was independent until her appointment to serve as our Interim Chief Executive Officer in April 2025.

Board Leadership Structure

Our Corporate Governance Guidelines do not require the separation of the positions of Chairman of the Board and Chief Executive Officer and provide that the Board is free to choose its Chairman in any way that it deems best for the Company at any given time. However, since the date of our formation and until April 2025, the Board has separated the positions of Chairman and Chief Executive Officer in the belief that this structure improves management’s accountability to the Board. Ms. Warren currently serves as Interim Chief Executive Officer and Chairman of the Board. The Board is actively looking for a permanent Chief Executive Officer and will reassess its leadership structure at such time as a new Chief Executive Officer is identified. See discussion in the section titled “CEO Transition” of this proxy statement for more information on our CEO transition.

2025 PROXY STATEMENT	21

Corporate Governance

Risk Oversight

The business of the Company is managed with the oversight of the Board. As contemplated by the NYSE listing standards and as reflected in the charter of the Audit Committee, the Board has delegated to the Audit Committee the responsibility to discuss guidelines and policies governing the process by which our senior management and the relevant departments and functions of the Company (including our internal audit function) assess and manage our exposure to risk. To that end, the Audit Committee regularly reviews our processes for risk assessment and risk management, as well as our major financial risk exposures and the steps management has taken to monitor and control such exposures. The Audit Committee also regularly reviews our exposure to cyber security risk, the effectiveness of our cyber security, and the knowledge, experience and capabilities of the Audit Committee and management with respect to cyber security and cyber security risk. Annually, the Compensation Committee conducts a risk assessment of our compensation programs. The Board regularly receives reports from management regarding our risk exposures and monitors our risk management activities.

22

Social and Environmental Responsibility

Social and Environmental Responsibility
The Board is responsible for overseeing and ensuring our strategy is informed by the opportunities and risks associated with our human capital resources and environmental changes and looks to the Nominating and Corporate Governance Committee to report on various social and environmental topics. The Nominating and Corporate Governance Committee reviews management’s work to develop our social and environmental initiatives and reporting. As a business of people taking care of people, we focus on human capital management, including maintaining a welcoming and inclusive environment, workplace safety, and maximizing employee satisfaction and retention.
Meetings of the Board
The Board met seven times in 2024. Each director attended at least 75% of the total number of meetings of the Board and committees of the Board on which he or she served during 2024. Our non-management
directors, i.e., those who are not executive officers, meet in regularly scheduled executive sessions without management. Any non-management
director may request that additional executive sessions be scheduled. Under our Corporate Governance Guidelines, our
Non-Executive
Chairman of the Board presides at executive sessions of our
non-management
directors. The Board has not adopted a formal policy that requires directors to attend our annual stockholders’ meetings, although they are invited and encouraged to attend. Six of the then-incumbent members of the Board attended the 2024 annual meeting of stockholders.
Stockholder Engagement and Communications from Stockholders
The Board values open and ongoing engagement with our stockholders, and we regularly seek feedback on various matters for insight. We proactively meet quarterly with many of our top holders following the release of our quarterly earnings releases. We also have many points of interaction throughout the year with investors, including holding investor calls, attending investor conferences, hosting investors at our headquarters, and visiting investors at their offices.
In addition, we have an annual outreach program to engage stockholders specifically on our governance practices, executive compensation program, and stewardship. During 2024, we reached out to stockholders representing approximately 30% of our outstanding shares and engaged with holders of nearly 25% of our outstanding shares (based on reported ownership at the time of the outreach). Ms. Warren, our then current
Non-Executive
Chairman, and Ms. Baier, our then current President and Chief Executive Officer, participated in each of the meetings. Collective feedback received was then reported to and discussed with senior management and the full Board. We will continue to seek engagement with stakeholders on matters important to our business.
The Board also has in place a process for security holders to send communications to the Board. Specifically, the Board will review and give appropriate attention to written communications submitted by stockholders and other interested parties, and will respond if and as appropriate. Absent unusual circumstances or as otherwise contemplated by committee charters, the Chair of the Nominating and Corporate Governance Committee will, with the assistance of our General Counsel, be primarily responsible for monitoring communications from stockholders and provide copies or summaries of such communications to the other directors as he or she considers appropriate. Communications will generally be forwarded to all directors if they relate to substantive matters and include suggestions or comments that the Chair of the Nominating and Corporate Governance Committee considers to be important for the directors to consider. Stockholders and other interested parties who wish to send communications on any topic to the Board should address such communications to Chair of the Nominating and Corporate Governance Committee, c/o General Counsel, Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027. Stockholders who wish to contact any non-management
director, including the
Non-Executive
Chairman of the Board, or the
non-management
directors as a group, should address such communications to the non-management
director (or group of directors) they wish to contact (or if any, to “Any
Non-Management
Director”), c/o General Counsel, at such address.

2025 PROXY STATEMENT	23

Corporate Governance

Insider Trading Policy
We have adopted an insider trading policy governing, among other things, purchases, sales, and other dispositions involving our securities by our directors, officers, and employees. We believe our insider trading policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations and the NYSE listing standards. Our insider trading policy is filed as Exhibit 19 to our Annual Report on Form
10-K
for the fiscal year ended December 31, 2024. Because our insider trading policies and procedures are designed to address transactions in the Company’s securities by our directors, officers, and employees, we do not have formal insider trading policies or procedures that govern our purchase of the Company’s securities.

24

Committees of the Board

Committees of the Board

The Board has four separate standing committees: the Audit Committee, the Compensation Committee, the Investment Committee, and the Nominating and Corporate Governance (NCG) Committee. In addition to the standing committees, the Board established a CEO Search Committee, a special, non-standing committee, in April 2025, for the purpose of identifying and evaluating, with the support of a nationally recognized executive search firm, candidates to become the Company’s next Chief Executive Officer. The Nominating and Corporate Governance Committee is responsible for making recommendations to the Board with respect to committee membership assignments after consultation with the Chairman of the Board and the Chief Executive Officer. The Board is responsible for appointing committee chairs and members following review of such recommendations. The Board has adopted written charters for the standing committees, copies of which are available on the Investor Relations portion of our website located at brookdaleinvestors.com.

The following table identifies the current members of the Board’s standing committees and the number of meetings held by each committee during 2024. The Chairman of the Board is invited to attend, and generally attends, the regularly scheduled meetings of the standing committees.

	Audit Committee	Compensation Committee	Investment Committee	NCG Committee

Jordan R. Asher		✓		✓

Frank M. Bumstead		Chair		✓

Claudia N. Drayton	Chair		✓

Victoria L. Freed		✓		Chair

Elizabeth B. Mace	✓		✓

Lee S. Wielansky	✓		Chair

Number of Meetings in 2024	4	4	6	3

2025 PROXY STATEMENT	25

Corporate Governance

The following table provides information about the key responsibilities and functions of the Board’s standing committees.

Committee	Key Functions and Additional Information
Audit Committee

•  Reviews the audit plans and findings of the independent registered public accounting firm and our internal audit and compliance functions, as well as the results of regulatory examinations, and tracks management’s corrective action plans where necessary

•  Reviews our financial statements (and related regulatory filings), including any significant financial items and/or changes in accounting policies, with our senior management and independent registered public accounting firm

•  Reviews our risk and control issues, compliance programs, and significant tax and legal matters

•  Appoints annually, in its sole discretion, the independent registered public accounting firm and evaluates its independence and performance, as well as sets clear hiring policies for our hiring of employees or former employees of the independent registered public accounting firm

•  Reviews our risk management processes

•  Reviews our exposure to cyber security risk, the effectiveness of our cyber security, and the knowledge, experience and capabilities of the Audit Committee and management with respect to cyber security and cyber security risk

•  The Board has determined that each of Ms. Drayton and Mr. Wielansky is an “audit committee financial expert” as defined by the rules of the SEC. No member of the Audit Committee simultaneously serves on the audit committees of more than three public companies

Compensation Committee

•  Reviews and approves equity-related grants for our directors, officers, key employees, and consultants

•  Reviews and approves corporate goals and objectives relevant to our Chief Executive Officer’s and other executive officers’ compensation, evaluates the Chief Executive Officer’s and other executive officers’ performance in light of those goals and objectives, and determines the Chief Executive Officer’s and other executive officers’ compensation based on that evaluation

•  Recommends to the Board the compensation of our non-employee directors

•  Oversees our compensation and employee benefit and incentive compensation plans, and administers the Amended and Restated Brookdale Senior Living Inc. 2014 Omnibus Incentive Plan (“2014 Omnibus Incentive Plan”) and the Brookdale Senior Living Inc. 2024 Omnibus Incentive Plan (“2024 Omnibus Incentive Plan”) (and any future incentive plans)

•  Administers the Clawback and Forfeiture Policy

Investment Committee

•  Reviews and approves (or recommends that the Board approve, as applicable) certain investments and proposed transactions on behalf of the Board

•  Reviews and evaluates (and makes recommendations to the Board regarding) our capital structure and financial strategies, our material capital allocation plans, and our dividend and share repurchase policies and programs

•  Performs such other responsibilities as may be delegated to it by the Board from time to time

Nominating and Corporate Governance Committee

•  Reviews the performance of the Board and incumbent directors and makes recommendations to the Board regarding the selection of candidates, qualification, and competency requirements for service on the Board and the suitability of proposed nominees as directors

•  Advises the Board with respect to our Corporate Governance Guidelines

•  Oversees the annual evaluation of the Board and its committees and our management

•  Reports to the Board on various social, environmental, and governance topics, and reviews management’s work to develop our social and environmental initiatives and reporting

26

Director Compensation

Non-Employee Director Compensation Program

The table below sets forth the elements of the non-employee director compensation program. No changes were made to the non-employee director compensation program for 2024 compared to the prior year.

Cash Fees	2024		Description

Annual Retainer	$ 100,000		Cash retainers are payable quarterly in arrears and are pro-rated for service less than the full year. Cash meeting fees are paid only if a director’s attendance exceeds six Board meetings or eight committee meetings per year and are payable quarterly in arrears. For 2024, each director had the opportunity to elect to receive either immediately vested shares in lieu of up to 50%, or RSUs in lieu of up to 100%, of quarterly cash compensation, as described below.
Annual Committee Chair Retainers:
Audit	$ 20,000
Compensation, NCG & Investment	$ 15,000
Meeting Attendance Fees:
Per Board Meeting	$ 3,000
Per Committee Meeting (Members Only)	$ 2,000

Equity Awards

Annual Grant of Immediately Vested Stock under 2024 Omnibus Incentive Plan	$ 160,000	(1)	Typically granted in February each year for service in the prior year and pro-rated for service less than the full year. Directors may elect to receive RSUs (as described below) in lieu of the immediately vested shares. If a director retires prior to the annual grant date or concludes his or her service at the expiration of his or her term of office, a pro-rata cash amount will be payable to the director at the time of retirement or expiration in lieu of the annual grant of immediately vested shares, in recognition of the partial year of service.

Initial Grant of Restricted Shares under 2024 Omnibus Incentive Plan	$ 100,000

Granted to each new non-employee director upon joining the Board and generally will be eligible to vest on the first anniversary of the director’s appointment to the Board, subject to the director’s continued service.

(1)

For the annual grant made in February 2024 for 2023 service, the directors serving at that time received $13,984 of cash in lieu of a portion of the $160,000 annual grant of immediately vested stock due to a limited number of shares available for issuance as immediately vested shares under the 2014 Omnibus Incentive Plan.

Each non-employee director has the opportunity to elect to receive either immediately vested shares (issued pursuant to the Director Stock Purchase Plan) in lieu of up to 50% of his or her quarterly cash compensation, and/or restricted stock units (issued under our 2024 Omnibus Incentive Plan) in lieu of up to 100% of his or her quarterly cash compensation and/or in lieu of the annual grant of immediately vested shares. With respect to such elections, the number of shares or RSUs to be issued is based on the closing price of our common stock on the date of issuance, or if such date is not a trading date, on the previous trading day’s closing price. Each RSU will be payable in the form of one share of our common stock following the director’s termination of service as a member of the Board. In addition, each non-employee director has the opportunity to elect to defer up to 100% of his or her quarterly cash compensation pursuant to the Brookdale Senior Living Inc. Non-Employee Director Deferred Compensation Plan (the “Deferred Compensation Plan”), which became effective December 12, 2022. Each participant in the plan will generally be entitled to receive payment of any amounts deferred under the plan upon the earliest to occur of the following: (A) thirty (30) days after the director’s separation from service; (B) thirty (30) days after the date of the director’s disability; (C) thirty (30) days after the date of the director’s death; (D) if elected by the director, a fixed date designated in a properly executed election form; or (E) within ten (10) days after the closing date of a change in control. Directors will not receive any earnings on deferred amounts. If five or more of the Ortelius Nominees are elected to the Board, it would constitute a change in control for purposes of the Deferred Compensation Plan unless the Board “endorses” them in advance of their election.

2025 PROXY STATEMENT	27

Director Compensation

Compensation of Non-Executive Chairman of the Board

The Board appointed Ms. Warren as Non-Executive Chairman of the Board effective June 18, 2024. Ms. Warren’s compensation arrangements include the compensation applicable generally to non-employee directors described above and an additional annual cash retainer of $100,000 for her service as Non-Executive Chairman, which was pro-rated for the first year. All cash amounts are payable as noted in the table above. Effective April 13, 2025, Ms. Warren became Interim Chief Executive Officer and is no longer the Non-Executive Chairman of the Board.

Director Stock Ownership Guidelines

The Board has adopted Stock Ownership Guidelines that require each of our non-employee directors to maintain ownership of our stock with a value of at least 5.0x the non-employee director’s annual cash retainer for service on the Board, exclusive of any retainers for service as chairman of the Board or any of its committees and any cash meeting fees. Unvested equity awards do not generally count toward satisfaction of the guidelines. Stock ownership levels are required to be achieved by the fifth anniversary of the director’s initial appointment or election to the Board. Until the expected ownership level is achieved, each director is expected to retain at least 50% of any shares obtained through our stock incentive plans. As of May 12, 2025, each of our non-employee directors is in compliance with the guidelines.

Director Compensation for 2024

The following table sets forth the compensation awarded to, earned by, or paid to our directors for the year ended December 31, 2024, other than Ms. Baier whose compensation information is set forth under “Executive Compensation”. Each of the directors included in the table served for the full-year 2024, except that Mses. Drayton and Mace joined the Board at the Company’s 2024 annual meeting of stockholders held on June 18, 2024 as successors to former directors Marcus E. Bromley and Guy P. Sansone, whose terms expired at the 2024 annual meeting.

Name	Fees Earned or Paid in Cash		Stock Awards (1)(2)		All Other Compensation	Total
Jordan R. Asher	$113,984	(3)	$146,016	(4)	$–	$260,000
Marcus E. Bromley	$135,004	(3)(5)	$146,016	(4)	$–	$281,020
Frank M. Bumstead	$131,984	(3)	$146,016	(4)	$–	$278,000

Claudia N. Drayton	$64,286		$100,000	(6)	$–	$164,286

Victoria L. Freed	$131,984	(3)	$146,016	(4)	$–	$278,000

Elizabeth B. Mace	$53,571		$100,000	(6)	$–	$153,571

Guy P. Sansone	$181,708	(3)(5)	$146,016	(4)	$–	$327,724

Denise W. Warren	$179,896	(3)	$146,016	(4)	$–	$325,912

Lee S. Wielansky	$135,984	(3)	$146,016	(4)	$–	$282,000

(1)

Represents the grant date fair value of the grants of equity, computed in accordance with Accounting Standards Codification 718, Stock Compensation (“ASC 718”). See Note 2 to our Consolidated Financial Statements included in our 2024 Annual Report for a summary of the assumptions made in the valuation of these awards.

(2)

As of December 31, 2024, (i) none of the directors held any unvested stock awards, except that Mses. Drayton and Mace each held 13,986 time-based restricted shares, and (ii) the following directors held the number of vested RSUs indicated: Dr. Asher–23,214, Mr. Bumstead–51,998 and Ms. Freed–26,522.

(3)

Includes $13,984 of cash paid to each of Dr. Asher, Messrs. Bromley, Bumstead, Sansone, and Wielansky, and Mses. Freed and Warren, representing the cash amount paid in lieu of a portion of the $160,000 annual grant of immediately vested stock for the previous year served on February 15, 2024 due to a limited number of shares available for issuance as immediately vested shares under the 2014 Omnibus Incentive Plan.

(4)	Represents the grant date fair value of the annual grant of equity for the previous year served awarded on February 15, 2024, consisting of 23,214 immediately vested shares.

(5)

Includes $74,317 of cash paid to each of Messrs. Bromley and Sansone, representing the cash amount paid in lieu of the pro-rata annual grant of immediately vested stock for service through the expiration of their terms of office at the Company’s 2024 annual meeting of stockholders held on June 18, 2024.

(6)	Represents the grant date fair value of the initial grant of 13,986 time-based restricted shares awarded on August 5, 2024 to each of Mses. Drayton and Mace in connection with their joining the Board.

28

Executive Officer

Current Executive Officers

The following table sets forth certain information concerning our executive officers as of May 12, 2025. See “Director Nominees” above for biographical information for Ms. Warren.

Name	Age	Position

Denise W. Warren	63	Chairman and Interim Chief Executive Officer; member of the Office of the CEO

George T. Hicks	67	Executive Vice President – Finance and Treasurer

H. Todd Kaestner	69	Executive Vice President – Corporate Development and President – CCRCs

Dawn L. Kussow	51	Executive Vice President and Chief Financial Officer; member of the Office of the CEO

Ray M. Leisure	44	Division Vice President – West

Jaclyn C. Pritchett	40	Executive Vice President – Human Resources

Benjamin J. Ricci	63	Division Vice President – East

Chad C. White	49	Executive Vice President, General Counsel and Secretary; member of the Office of the CEO

George T. Hicks became our Executive Vice President – Finance in July 2006, and our Treasurer in January 2016. Prior to July 2006, Mr. Hicks served as Executive Vice President – Finance and Internal Audit, Secretary and Treasurer of American Retirement Corporation (ARC) since September 1993. He had served in various capacities for ARC’s predecessors since 1985, including Chief Financial Officer from September 1993 to April 2003 and Vice President – Finance and Treasurer from November 1989 to September 1993. Mr. Hicks received a bachelor’s degree with distinction in philosophy from Stanford University in 1979 and an M.B.A. in finance from the University of Tennessee in 1982. Mr. Hicks has notified the Company that he will be retiring on May 21, 2025.

H. Todd Kaestner became our Executive Vice President – Corporate Development and President – CCRCs in August 2021. Prior to that, Mr. Kaestner served as our Executive Vice President – Asset Management and Division President – Entry Fee since June 2019 and Executive Vice President – Corporate Development since July 2006. Prior to joining Brookdale, Mr. Kaestner served as Executive Vice President – Corporate Development of American Retirement Corporation since September 1993 and served in various capacities for ARC’s predecessors since 1985, including Vice President – Development from 1988 to 1993 and Chief Financial Officer from 1985 to 1988. Mr. Kaestner is an honors graduate of Vanderbilt University, where he studied economics, and holds an M.B.A. in finance and economics from University of Louisville. Mr. Kaestner also serves on the Tennessee Board of Regents.

Dawn L. Kussow joined Brookdale in March 2007 and has served as Brookdale’s Executive Vice President and Chief Financial Officer since February 2023. Since April 2025, Ms. Kussow was also appointed to the Office of the CEO, until a permanent Chief Executive Officer is appointed by the Board. She also served as Brookdale’s Interim Chief Financial Officer from August 2022 to October 2022. Ms. Kussow previously served as Senior Vice President and Chief Accounting Officer from January 2016 until January 2023, Vice President and Corporate Controller from February 2014 to January 2016, Senior Director of Financial Reporting from June 2009 until January 2014, and Director of Financial Reporting from March 2007 until May 2009. Ms. Kussow is a Certified Public Accountant. Before joining Brookdale, Ms. Kussow served as Director of Financial Reporting for AON Hewitt from 2005 until 2007 and practiced nine years at Deloitte & Touche, LLP, including an international assignment. She received a Bachelor of Science in Accounting from Marquette University. Ms. Kussow also serves as a member of the Finance Committee for the Betty Brinn Children’s Museum.

2025 PROXY STATEMENT	29

Executive Officer

Ray M. Leisure joined Brookdale in 2005 and has served as Division Vice President of Operations for the West Division since August 2024, after serving as Interim Division Vice President of Operations for the West Division from April 2024 to August 2024. Mr. Leisure previously served as a Regional Vice President of Operations from 2018 to April 2024, District Director of Operations from 2016 to 2018, and prior to that, as an Executive Director, Assistant Executive Director and Sales Director. Mr. Leisure received a bachelor’s degree in hospitality management from Missouri State University. He also serves on the board of the Texas Assisted Living Association and the California Assisted Living Association.

Jaclyn C. Pritchett joined Brookdale in 2016 and has served as Executive Vice President – Human Resources since March 2022. She previously served as Senior Vice President – Human Resources since January 2021, Senior Vice President – HR Field Operations and Talent Management from October 2020 until January 2021, Vice President of HR Field Operations from March 2019 until October 2020, and in other human resources management roles from 2016 to February 2019. Before joining Brookdale, Ms. Pritchett served as Senior Manager of Leadership Development at Bridgestone Americas. Ms. Pritchett received her Bachelor of Arts in Psychology from Auburn University, as well as a Master’s degree in Industrial-Organizational Psychology from Middle Tennessee State University. She currently serves on the board of directors for New Frontiers.

Benjamin J. Ricci joined Brookdale in August 2013 and has served as Division Vice President of Operations for the East Division since July 2021. He previously served as our Senior Regional Vice President of Operations from 2013 until 2018. Before joining Brookdale, Mr. Ricci was a Regional Vice President of Operations for the New England Region with Horizon Bay. In 2011, he was part of Brookdale’s acquisition of Horizon Bay and became the Regional Vice President of Operations for the Northeast Region. Mr. Ricci has more than 30 years of experience in the Senior Living industry. Mr. Ricci received a Bachelor of Science Degree in Business Administration from Providence College. Mr. Ricci has served as the Board Chair of the Rhode Island Assisted Living Association from 2009 to 2011. He has also served on the board of the Massachusetts Assisted Living Association since 2016.

Chad C. White joined Brookdale in February 2007 and has served as our Executive Vice President since January 2018, our General Counsel since March 2017 and our Secretary since March 2013. Since April 2025, Mr. White was also appointed to the Office of the CEO, until a permanent Chief Executive Officer is appointed by the Board. He previously served as our Senior Vice President and General Counsel from March 2017 until January 2018, our Senior Vice President and Co-General Counsel from July 2014 to March 2017, our Vice President and Co-General Counsel from March 2013 to July 2014, and our Associate General Counsel and Assistant Secretary prior to that. Before joining Brookdale, Mr. White served in legal roles with Dollar General Corporation and Bass, Berry & Sims PLC. Mr. White received his law degree from the Vanderbilt University School of Law where he was elected to the Order of the Coif, and a Bachelor of Science in Mass Communication and Political Science from Middle Tennessee State University. He currently serves on the board of directors for Argentum.

CEO Transition

On April 13, 2025, Ms. Baier ceased serving as our President and Chief Executive Officer and as a member of the Board. In connection with Ms. Baier’s departure, on April 13, 2025, the Board appointed Ms. Warren as Interim Chief Executive Officer. The Board initiated a search for the Company’s next Chief Executive Officer. The search is being led by the CEO Search Committee comprised of Ms. Warren and three independent directors, Mses. Freed and Mace and Mr. Wielansky, with the support of a nationally recognized executive search firm.

The Board also established an Office of the CEO and delegated the powers and duties of the Chief Executive Officer of the Company to the Interim Chief Executive Officer and Office of the CEO. The Board appointed Ms. Warren, Ms. Kussow, and Mr. White to serve as members of the Office of the CEO, in each case, effective as of April 13, 2025. The Office of the CEO reports to the Board. Each of Ms. Kussow and Mr. White will remain in their current positions with the Company while carrying out their Office of the CEO responsibilities. The Office of the CEO will dissolve upon the appointment of a new Chief Executive Officer of the Company.

For a description of the arrangements for additional compensation for each of Mses. Warren and Kussow and Mr. White in connection with their additional roles described above, see “Compensation Discussion and Analysis—2025 Compensation Decisions” below.

30

Executive Compensation

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains the key elements of our executive compensation program and compensation decisions regarding the following named executive officers (NEOs) for 2024.

Name	Position

Lucinda M. Baier	Former President and Chief Executive Officer

Dawn L. Kussow	Executive Vice President and Chief Financial Officer; member of the Office of the CEO

Chad C. White	Executive Vice President, General Counsel and Secretary; member of the Office of the CEO

H. Todd Kaestner	Executive Vice President – Corporate Development and President – CCRCs

George T. Hicks	Executive Vice President – Finance and Treasurer

Each of the named executive officers served in the roles indicated for the full-year 2024. Ms. Kussow and Mr. White were each appointed to serve as a member of the Office of the CEO effective April 13, 2025. Ms. Baier ceased serving as our President and Chief Executive Officer effective April 13, 2025. Mr. Hicks has notified the Company that he will be retiring on May 21, 2025.

2025 PROXY STATEMENT	31

Executive Compensation

 Executive Compensation Program Highlights

 What We Do

Pay for Performance A significant portion of our NEOs’ target direct compensation is awarded in the form of variable, at-risk compensation based on company performance.

Clawback Policy Clawback policy provides for the mandatory recovery of erroneously awarded performance-based compensation paid as a result of any financial restatement consistent with the requirements of the NYSE.

Caps on Annual Incentive Payouts Payouts under our annual cash incentive plan are capped.

Annual Say on Pay “Say-on-pay” advisory vote conducted annually to solicit stockholders’ views on our executive compensation programs.

Robust Stock Ownership Guidelines Ownership guidelines require our CEO, CFO, and other named executive officers to hold stock valued at 5x, 4x, and 3x base salary, respectively.

Annual Risk Assessment The Committee conducts a compensation program risk assessment annually.

 What We Do NOT Do

No Above Median Benchmarking The Committee generally aims to provide target total direct compensation for NEOs that is within or below the market median range identified in the independent compensation consultant’s market study.

No Defined Benefit Plans/SERPs We do not sponsor any defined benefit pension or supplemental executive retirement plans (SERPs).

No Tax Gross Ups Tax gross-ups are not provided except in the limited circumstance of certain relocation expenses.

No Excessive Perquisites Minimal perquisites are provided, other than certain relocation expenses.

No Guaranteed Incentive Compensation Our annual incentive plan and performance-based long-term incentive awards do not have minimum guaranteed payout levels–this compensation is “at risk.”

No Pledging or Hedging Our insider trading policy prohibits all our directors and executive officers from pledging or hedging Brookdale stock.

No Stock Options We have never granted stock options.

2024 Target Total Direct Compensation Mix (1)

(1)

Represents elements of 2024 target total direct compensation and, for other NEOs, the average of such other NEOs’ pay mix elements. See “Summary of 2024 Compensation Program” below for more information.

32

Compensation Discussion and Analysis

Compensation Philosophy

The Compensation Committee (the “Committee”) intends to ensure market-competitive executive compensation opportunities through a program designed to:

•

emphasize pay for performance by linking a significant portion of target total direct compensation to variable, at-risk components measured by our short- and long-term financial performance and other objectives designed to focus executives on key strategic initiatives;

•	align our executives’ long-term interests with those of our stockholders; and

•	attract and retain key executives to execute on our strategy.

In determining the appropriate level and mix of compensation for each executive officer, the Committee takes into account the officer’s experience, scope of responsibility, individual performance, and retention risk; the Committee’s independent consultant’s market compensation studies; management input; internal equity; and other information as it deems necessary and appropriate. No pre-determined weighting is assigned to any factor, and the emphasis placed on a specific factor may vary among executive officers, reflecting market practice, business needs, and retention and succession considerations at the time compensation decisions are made.

2025 PROXY STATEMENT	33

Executive Compensation

Principal Elements of Compensation

Our 2024 executive compensation program generally consisted of the following principal elements:

Element	Form	Description	Link to Stockholder Value

Base Salary	Cash	Amount intended to reflect the level and scope of responsibility, experience, and skills of an executive, the individual performance of the executive, retention risks, and competitive market practices.	Assists us in attracting, and encourages retention of, key executives through an amount of fixed income paid throughout the year.

Annual Incentive Plan	Cash	Opportunity is at-risk with no guaranteed payout. For 2024, level of payout tied to achievement of financial objectives (revenue per available unit (“RevPAR”) and Adjusted EBITDA) and strategic objectives (key community leadership retention, resident/family satisfaction, and for our CEO, an ESG-related goal focused on our inclusion and diversity initiatives) as approved by the Committee. RevPAR is a key performance metric that reflects the impact of both occupancy and rate.	Focuses executives on taking steps necessary to meet expectations set forth in the annual budget and business plan, including for 2024 driving RevPAR growth; attracting, engaging, developing, and retaining the best associates; and driving resident satisfaction, which the Committee believes will in turn drive longer-term performance results.

Long- Term Incentive Awards	50%–Time-Based RSUs	Eligible to vest ratably in three annual installments beginning approximately one year following the grant date, subject to continued employment.	Promotes retention, stock ownership, and alignment of executives’ long-term interests with those of our stockholders.

	50%–Performance-Based RSUs	Opportunity is at-risk with no guaranteed vesting. The 2024 award is eligible to vest in February 2027 based on year-over-year same community RevPAR growth for 2024, 2025 and 2026, and our 3-year relative total stockholder return (“TSR”) performance. RevPAR is a key performance metric that reflects the impact of both occupancy and rate.	Encourages executives to focus on initiatives that drive growth, including increasing occupancy while maintaining rate discipline, and increasing the market value of our common stock.

34

Compensation Discussion and Analysis

Process for Determining Executive Compensation

The Committee’s process for determining executive compensation is outlined below, including the roles of the Committee, results of our annual say-on-pay advisory vote, the Committee’s independent consultant, our management, and our compensation peer group.

Role of the Committee

The Committee, which is comprised solely of independent directors, is responsible for developing, reviewing annually, and administering our compensation program and plans applicable to our executive officers. The Committee meets regularly, typically at least four times per year, to approve all decisions regarding the compensation of our executive officers. Compensation decisions regarding our President and Chief Executive Officer are also approved by the independent members of the Board. The Committee reports on its actions to the full Board following each Committee meeting. In fulfilling its responsibilities with respect to executive compensation, the Committee reviews and approves:

•	Any changes to our executive compensation philosophy;

•	The base salary, levels of incentive-based compensation, and all other compensation or perquisites of our executive officers;

•	The design and framework of our incentive-based compensation plans and awards, including the applicable performance objectives and targets;

•	Levels of achievement under such performance objectives and targets;

•	Updates to our compensation peer group;

•	Any employment agreements or severance arrangements with our executive officers;

•	Clawback policies and any administration thereof; and

•	Compliance with, and any changes to, our officer stock ownership and retention guidelines.

Role of Say-on-Pay Vote

The Committee considers the results of our annual say-on-pay advisory vote and other feedback received from stockholders throughout the year when making executive compensation decisions. At our 2024 annual meeting of stockholders, approximately 96% of the votes cast on the say-on-pay advisory vote were in favor of our executive compensation program, which the Committee believes affirmed our stockholders’ support of our executive compensation approach and provided assurance the program was reasonable and aligned with stockholder expectations. The Committee values the opinions expressed by stockholders and took this level of support into consideration when making decisions in 2025, and determined that no significant refinements were needed to our executive compensation program for 2025.

Role of Independent Compensation Consultant

As a best practice, the Committee periodically evaluates its selection of an independent compensation consultant. For 2024 executive compensation decisions, the Committee determined to continue to engage F.W. Cook & Co., Inc. (the “Consultant”) as its independent compensation consultant. The Consultant reports directly to the Committee, which has the direct responsibility for appointment, compensation, and oversight of the work of the Consultant. From time to time at the request of the Committee, the Consultant provides recommendations regarding the design and framework of, and amounts awarded under, our executive compensation programs, recommends updates to our compensation peer group and conducts independent market compensation studies using that peer group and other published survey information, attends meetings of the Committee, and communicates with one or more members of the Committee outside of such meetings. For our 2024 compensation programs, the Consultant provided each of these services. The Committee conducted a specific review of its relationship with the Consultant and determined that the Consultant’s work for the Committee did not raise any conflicts of interest, consistent with the guidance provided under the Dodd-Frank Act of 2010 by the SEC and by the NYSE.

2025 PROXY STATEMENT	35

Executive Compensation

Role of Management

When making compensation decisions, the Committee considers input from our President and Chief Executive Officer and certain of our other executive officers. Such input generally includes providing information and analyses for review and advising the Committee concerning compensation decisions (other than when their own compensation is determined) and the design, framework, and performance objectives of our incentive-based compensation plans and awards. Our President and Chief Executive Officer provides compensation recommendations related to our other executive officers for the Committee’s consideration.

Compensation Peer Group

Typically annually, the Committee reviews and approves a compensation peer group comprised of companies recommended by the Consultant. The compensation peer group data is then used by the Consultant when preparing independent market compensation studies for the Committee. The Committee generally uses such peer group data and the Consultant’s studies:

•	To assess the competitiveness of the target direct compensation and underlying pay mix awarded to our executive officers; and

•	To evaluate the design, framework, and performance objectives of our incentive-based compensation plans and awards.

The Committee, as advised by the Consultant, generally considered base salary and target annual cash compensation within a range of +/- 15%, and target total direct compensation within a range of +/- 20%, of median as reported in the Consultant’s market compensation studies to be competitive. Median compensation rates are one of many factors the Committee considers when determining target pay opportunities for our executive officers. Other factors include the executive’s qualifications, experience, and scope of responsibilities; recruiting considerations; internal pay parity; and Company and individual performance, among others.

For 2024 compensation decisions, the Consultant recommended updates to our peer group used for 2023 compensation decisions. The peer group used to inform 2024 target compensation opportunities included 18 companies in the health care facilities, healthcare services, healthcare REIT, hospitality, and restaurant industries. The Committee believes that inclusion of companies from these industries is reflective of the talent market for our business. The peer group companies chosen from the various industries are intended to be reasonably comparable to Brookdale in terms of their revenue, market capitalization, enterprise value, EBITDA, and/or number of employees. For 2024 compensation decisions, the Committee determined to remove LHC Group, Inc., due to its acquisition by another company, and to add Aveanna Healthcare Holdings Inc. and Surgery Partners, Inc. to more closely align the median levels of financial metrics and the geographic locations of the peers.

2024 Peer Group

Acadia Healthcare Company, Inc.	Community Health Systems, Inc.	Select Medical Holdings Corporation

Amedisys, Inc.	Encompass Health Corporation	Surgery Partners, Inc.

Aveanna Healthcare Holdings Inc.	Hyatt Hotels Corporation	The Ensign Group, Inc.

Bloomin’ Brands, Inc.	National Healthcare Corporation	Universal Health Services, Inc.

Brinker International, Inc.	Pediatrix Medical Group, Inc.	Welltower Inc.

Chemed Corporation	Quest Diagnostics Incorporated	Wyndham Hotels & Resorts, Inc.

36

Compensation Discussion and Analysis

2024 Compensation Decisions

Summary of 2024 Compensation Program

Annual Compensation Decisions

When making annual executive compensation decisions in February 2024, the Committee considered the Consultant’s market compensation study based on the peer group adopted by the Committee and, for certain roles, other published survey information, our 2024 business plan, performance objectives under our incentive plans, and the responsibilities and individual performance of each named executive officer.

Following conclusion of this review, the Committee found that Ms. Baier’s target total direct compensation approximated the market median range, including the components of base salary, target long-term incentive opportunities, and target bonus percentage. The Committee determined that the target total direct compensation of Ms. Kussow was below the low end of the median range, that the target total direct compensation of Mr. White was within the market median range, and that the target total direct compensation of Mr. Hicks was above the high end of the market median range, while his base salary was within the market median range. Because Mr. Kaestner’s role is somewhat different than any of the executive roles reflected by the market data, no external comparison was considered. In reviewing Mr. Kaestner’s target total direct compensation, the Committee also took into account his scope of responsibilities and internal pay equity.

The Committee determined to increase Ms. Kussow’s base salary by approximately 13% to better align with market-competitive rates. For the other named executive officers, the Committee determined to increase base salaries 2% to 3%. The Committee maintained target annual incentive awards as a percent of base salary for the named executive officers, other than for Ms. Kussow, whose target annual incentive opportunity was increased from 80% of base salary to 90% of base salary for 2024, to improve the competitiveness of her target annual cash compensation. For 2024 long-term incentive awards, the Committee awarded Ms. Baier and Mr. Hicks the same target grant values as they received in 2023, and increased the target grant values for Ms. Kussow and Messrs. White and Kaestner to be more competitive with the market data for their respective positions (except with respect to Mr. Kaestner), as well as to better reflect their individual contributions and importance to the organization. After giving effect to the changes noted above, the Committee determined that the target total direct compensation of each such named executive officer was in the market median range, except for Ms. Kussow who was still below the low end of the market median range and Mr. Hicks who was above the high end of the market median range.

The table below sets forth the annual compensation decisions with respect to the named executive officers. The table excludes the amounts reported in the All Other Compensation column of the Summary Compensation Table (generally employer matching on our 401(k) plan, employer-paid premiums on life and disability insurance and certain relocation expenses). Percentage changes from 2023 are based on the compensation arrangements in place as of December 31, 2023.

	2024 Base Salary	Change v. 2023	2024 Target Annual Incentive Opportunity	Change v. 2023	2024 Grant Value of Long- Term Incentive Awards (1)	Change v. 2023 (1)	2024 Target Total Direct Compensation	Change v. 2023

Ms. Baier	$1,020,000	3%	137%	–%	$5,000,003	–%	$7,417,403	1%

Ms. Kussow	$600,000	13%	90%	13%	$1,000,003	43%	$2,140,003	29%

Mr. White	$485,000	2%	80%	–%	$700,002	4%	$1,573,002	3%

Mr. Kaestner	$460,000	3%	80%	–%	$485,003	5%	$1,313,003	4%

Mr. Hicks	$300,000	2%	70%	–%	$300,002	–%	$810,002	1%

(1)

The dollar amount of the long-term incentive awards, and the percentage change versus 2023, is based on the grant value of such awards (i.e., the number of RSUs granted at target performance, multiplied by the stock price on the date of grant). The values for the long-term incentive awards above differ from the values shown in the Summary Compensation Table and Grants of Plan-Based Awards Table because the values presented in the tables below are computed in accordance with ASC 718.

2025 PROXY STATEMENT	37

Executive Compensation

Annual Incentive Plan

The named executive officers were eligible to participate in our 2024 annual incentive plan adopted by the Committee in February 2024. The 2024 annual incentive plan continued to be based on company financial and strategic objectives weighted 70% and 30% of target, respectively, and all amounts earned were to be paid out following the end of 2024 but no later than March 15, 2025. Cash amounts payable under the plan were to be determined by the Committee following conclusion of fiscal 2024 based on our results relative to performance targets approved by the Committee. There were no guaranteed payout levels utilized, and the aggregate threshold and maximum payouts were 32.5% and 190%, respectively, of the target opportunity for Ms. Baier and were 25.0% and 200.0%, respectively, of the target opportunity for the other named executive officers.

For 2024, the financial objectives were our full-year 2024 consolidated portfolio RevPAR and our full-year Adjusted EBITDA, with the target levels of performance generally reflective of our 2024 budget approved by the Board.

The strategic objectives include retention of key community leadership at our consolidated comparable community portfolio, improvement in resident and family member satisfaction (as reflected by net promoter score (NPS) improvement), and for Ms. Baier, an ESG-related strategic objective focused on our inclusion and diversity initiatives. Such ESG-related objective measured our progress on offering the Brookdale EXPAND program to all communities and completing the program for a selected cohort of a minimum number of associates. The Brookdale EXPAND program is designed to help develop and prepare a cohort of high potential community leaders who have interest in future roles as executive directors of our communities, and is comprised of a six month program that includes community experiences, department/product line rotation, training sessions, leadership assessment, and a capstone.

38

Compensation Discussion and Analysis

The table below sets forth the performance objectives, weighting, performance targets, and our actual performance with respect to the 2024 annual incentive plan.

Objective	Weighting	Description and Link to Strategy and Business Plan

RevPAR	40%

RevPAR is a key performance metric that reflects the impact of both occupancy and rate. For purposes of the 2024 annual incentive plan, RevPAR was defined as our resident fee revenue for the consolidated communities portfolio (excluding revenue for private duty services provided to seniors living outside of our communities and entrance fee amortization) for the applicable period, divided by the weighted average number of available units in the portfolio for the period, divided by the number of months for the period. The Board and management use this measure in the budgeting process and when evaluating our results. This measure was intended to focus management on driving RevPAR growth. The target levels of performance generally reflected our 2024 budget approved by the Board.

			Level	Payout	Target / Actual
			Maximum	200%	$5,111
			Target	100%	$4,962
			Actual	69%	$4,858
			Threshold	25%	$4,714

Adjusted EBITDA (1)	30%	Adjusted EBITDA is a non-GAAP performance measure that, for purposes of the 2024 annual incentive plan, the Company defines as net income (loss) excluding: benefit/provision for income taxes, non-operating income/expense items, and depreciation and amortization; and further adjusted to exclude income/expense associated with non-cash, non-operational, transactional, legal, cost reduction, or organizational restructuring items that management does not consider as part of the Company’s underlying core operating performance and that management believes impact the comparability of performance between periods. For 2024, such other items include non-cash impairment charges, operating lease expense adjustment, non-cash stock-based compensation expense, and transaction, legal, and organizational restructuring costs. Transaction costs include those directly related to acquisition, disposition, financing, and leasing activity, and are primarily comprised of legal, finance, consulting, professional fees, and other third-party costs. Legal costs include charges associated with putative class action litigation. Organizational restructuring costs include those related to the Company’s efforts to reduce general and administrative expense and its senior leadership changes, including severance. The Board and management use this measure in the budgeting process and when evaluating our results. The target levels of performance generally reflected our 2024 budget approved by the Board and would require management to significantly grow the Company’s Adjusted EBITDA over 2023 results. During 2024, the Committee approved an equitable adjustment to the Company’s reported actual Adjusted EBITDA solely to exclude the favorable lease accounting impact in the fourth quarter of 2024 resulting from the lease acquisition transactions announced in September 2024.	Level	Payout	Target / Actual ($ in MM)
			Maximum	200%	$407.9
			Target	100%	$388.5
			Actual (2)	81%	$378.9
			Threshold	25%	$349.7

Key Community Leader Retention (FY 2024)	10% for Ms. Baier	Brookdale’s culture is based on servant leadership, and we believe engaged associates lead to an enhanced resident experience and lower turnover, leading to improved operations. The key community leader retention objective applied to the three key positions at our consolidated comparable communities (executive directors, sales directors, and health and wellness/nursing directors). The target level performance reflected a 100 basis points improvement from our 2023 performance for the 2024 consolidated comparable communities portfolio.	Level	Payout	Target / Actual
			Maximum	200%	66.7%
	15% for all other NEOs		Actual	166%	65.9%
			Target	100%	64.2%
			Threshold	25%	63.2%

2025 PROXY STATEMENT	39

Executive Compensation

Objective	Weighting	Description and Link to Strategy and Business Plan
Resident / Family Satisfaction (FY 2024)	10% for Ms. Baier	The Committee believed it was appropriate to tie an element of named executive officer compensation to increasing resident and family member satisfaction as the Company continues to recover from the COVID-19 pandemic. The target level performance reflected the Company’s pre-pandemic NPS.	Level	Payout	Target / Actual
			Maximum	200%	38
	15% for all other NEOs		Target	100%	34
			Actual	38%	17
			Threshold	25%	14

ESG / Diversity-Related Goal	10% for Ms. Baier only

The Committee believed it was appropriate to tie an element of the Chief Executive Officer’s compensation to progress on relevant ESG metrics, given the position’s impact on the measure. Given that we are a people-focused organization and one of our key strategies relates to attracting, engaging, developing and retaining the best associates, the Committee believed that a goal focused on further deploying the Brookdale EXPAND program (as described above) would be the most appropriate measure for 2024.

The threshold, target, and maximum payout level for this goal was 100%, and the achievement of the goal was to be determined by the Committee following completion of the performance period. Following year end, the Committee confirmed that the goal had been achieved and certified payout at target level performance (i.e. 100%).

(1)

Adjusted EBITDA is a financial measure that is not calculated in accordance with generally accepted accounting principles (“GAAP”). See “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Financial Measures” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 for information on how we calculated Adjusted EBITDA for 2024, including a reconciliation to the closest GAAP financial measure. For purposes of determining targets for bonus opportunities and achievement of such targets for 2024, consolidated Adjusted EBITDA was calculated as described in our Form 10-K. Our actual results were $386.2 million, as further equitably adjusted by the Compensation Committee in its discretion to exclude the favorable lease accounting impact resulting from the lease acquisition transactions. See note (2).

(2)

Actual results of $386.2 million were equitably adjusted as described above to exclude the $7.3 million favorable lease accounting impact resulting from the lease acquisition transactions as approved by the Committee.

Long-Term Incentive Awards

For the 2024 executive officer compensation program, the Committee continued awarding all long-term incentive awards for named executive officers in the form of time- and performance-based RSUs. For the 2024 awards, the Committee used a 50/50 grant value mix of time- and performance-based full value awards.

The agreements associated with the 2024 long-term incentive awards for the named executive officers contain non-competition, non-solicitation, non-disparagement, and confidentiality covenants and set forth the treatment of such awards in connection with termination of employment and a change in control (as described below under “Potential Payments Upon Termination or Change in Control”). Consistent with the prior year, “double-trigger” acceleration of vesting applies in connection with a change in control. That is, vesting will only accelerate in connection with a change in control if either the awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, or the participant experiences a qualifying termination within 12 months after the change in control.

Each RSU is payable in the form of one share of our common stock upon vesting. To the extent we declare cash or stock dividends on our shares of common stock, the RSUs awarded will accrue cash equivalents or shares to be paid only to the extent the underlying RSUs ultimately vest.

Awards of Time-Based RSUs. The awards of time-based RSUs granted in February 2024 are eligible to vest ratably in three annual installments beginning February 27, 2025, subject to continued employment.

40

Compensation Discussion and Analysis

Awards of Performance-Based RSUs. With respect to the awards of performance-based RSUs granted in February 2024, the awards are eligible to vest on February 27, 2027, subject to continued employment and achievement of performance objectives established by the Committee. The target award is divided into four equal tranches, three of which may be earned from 0% to 150% of the target number of performance-based RSUs based on year-over-year same community RevPAR growth for 2024, 2025, and 2026, respectively, and the fourth of which may be earned from 0% to 150% of the target number of performance-based RSUs based on the Company’s compound annual TSR relative to the TSR of the constituent companies of the S&P Midcap 400 Index for the three-year period ending December 31, 2026. Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the RSUs in each tranche, respectively, with vesting percentages to be interpolated for performance between the levels specified in the table below. Performance below threshold results in no RSUs vesting for the tranche. The weighting, performance objectives, and performance targets for the performance-based RSUs are outlined below.

The following table provides the targeted award amounts of the 2024 time- and performance-based awards.

Performance Objectives		Time-Based RSUs	Performance-Based RSUs (at Target)
See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Baier	397,457	397,456
	Ms. Kussow	79,492	79,491
	Mr. White	55,644	55,644
	Mr. Kaestner	38,554	38,553
	Mr. Hicks	23,848	23,847

2025 PROXY STATEMENT	41

Executive Compensation

Performance Objective	Weighting	Description and Link to Strategy and Business Plan	Vesting Date	Performance Targets
2024 year-over-year growth of same community RevPAR (1)	25%	The Committee determined to use year-over-year growth in same community RevPAR to incentivize management to deliver long-term top-line growth by driving RevPAR growth. RevPAR is a key performance metric utilized by the Board and management that reflects the impact of both occupancy and rate.	2/27/2027	Level	% of Target RSUs Vesting	2024 Growth
				Maximum	150%	10.0%
				Target	100%	7.5%
				Threshold	50%	6.5%
				Actual	0%	5.8%

2025 year-over-year growth of same community RevPAR (1)	25%		2/27/2027	Level	% of Target RSUs Vesting	2025 Growth
				Maximum	150%	9.5%
				Target	100%	7.0%
				Threshold	50%	4.5%

2026 year-over-year growth of same community RevPAR (1)	25%		2/27/2027	Level	% of Target RSUs Vesting	2026 Growth
				Maximum	150%	9.0%
				Target	100%	6.5%
				Threshold	50%	4.0%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies (2)	25%	The relative TSR objective aligns our management’s priorities with those of our stockholders to establish and achieve long-term goals designed to increase the market value of our common stock relative to the constituent companies of a broad-based comparable index of companies.	2/27/2027	Level	% of Target RSUs Vesting	Relative TSR Rank
				Maximum	150%	75th %ile
				Target	100%	50th %ile
				Threshold	50%	25th %ile

(1)

For purposes of these awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue for private duty services provided to seniors living outside our communities and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2024 and ending December 31, 2026, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs beyond the target amount will vest and be issued (or paid) on such tranche if our compound annual TSR is negative for the performance period.

42

Compensation Discussion and Analysis

2024 Tranche Performance

In February 2025, the Committee determined that our 2024 year-over-year growth in same community RevPAR was 5.8%, corresponding to an achievement level below threshold for the 2024 tranche of the performance-based long-term incentive awards granted to the named executive officers in 2024. As a result, the named executive officers forfeited the full amount of the RSUs for the 2024 tranche as follows: Ms. Baier–99,364; Ms. Kussow–19,872; Mr. White–13,911; Mr. Kaestner–9,638; and Mr. Hicks–5,961.

2024 Compensation Results

Summary of Compensation Results

The table below sets forth the amount of compensation earned for 2024 by our named executive officers. The value of long-term incentive awards that vested in 2024 includes the value of RSUs that vested in 2024, valued based on the closing price per share of our stock on the applicable vesting dates, and the value of the first three tranches of performance-based cash long-term incentive awards granted in 2021. The table excludes the amounts reported in the All Other Compensation column of the Summary Compensation Table (generally employer matching on our 401(k) plan, employer-paid premiums on life and disability insurance, and certain relocation expenses).

	2024 Base Salary Earned	Annual Incentive Earned for 2024	Value of Long Term Incentive Awards that Vested in 2024(1)(2)	Total Compensation Earned

Ms. Baier	$1,020,000	$1,149,405	$5,746,294	$7,915,699

Ms. Kussow	$600,000	$445,235	$310,824	$1,356,059

Mr. White	$485,000	$319,910	$699,939	$1,504,849

Mr. Kaestner	$460,000	$303,420	$502,531	$1,265,951

Mr. Hicks	$300,000	$173,147	$326,381	$799,528

(1)	Includes for Ms. Kussow $10,680 associated with the vesting of the 2024 tranche of time-based cash long-term incentive awards granted in February 2021.

(2)

Includes for Ms. Baier, Ms. Kussow, Mr. White, Mr. Kaestner, and Mr. Hicks, $2,505,781, $38,715, $292,267, $219,767, and $135,937, respectively, associated with the vesting of the first three tranches of performance-based cash long-term incentive awards granted in 2021.

Annual Incentive Plan Results

As described above, based on our actual results for the year, the Committee determined that we achieved between threshold and target-level performance for the RevPAR-based and Adjusted EBITDA-based financial objectives under our annual incentive plan.

For the strategic objectives under our annual incentive plan, the Committee determined that we achieved between the target-level and maximum performance for the key community leader retention performance measure, that we achieved between the threshold and target-level of performance for the NPS measure, and that, as it relates to Ms. Baier, we achieved the target level of performance for the ESG/diversity-related performance measure.

2025 PROXY STATEMENT	43

Executive Compensation

A summary of the achievement and payments to our named executive officers under the 2024 annual incentive plan is provided below. See “2024 Compensation Decisions–Annual Incentive Plan” above for the performance objectives and targets, and our actual performance, for each of the financial and strategic objectives.

	Financial Objectives (70% Weighting)		Strategic Objectives (30% Weighting)		Total

	Achieved	Payout	Achieved	Payout	Achieved	Payout

Ms. Baier	74.1%	$724,655	101.3%	$424,750	82.3%	$1,149,405
Ms. Kussow		$280,030	102.0%	$165,205	82.5%	$445,235
Mr. White		$201,207		$118,703		$319,910
Mr. Kaestner		$190,835		$112,584		$303,420
Mr. Hicks		$108,901		$64,247		$173,147

Long-Term Incentive Awards Results

Summary of Vesting

During 2024, the named executive officers realized the compensation shown in the table below with respect to vesting of RSUs and cash long-term incentive awards granted prior to 2024. The value of shares or RSUs that vested is based on the closing price per share of our stock on the vesting date.

	Vesting of Time-Based RSUs Granted in 2020–2023		Vesting of Time- Based Cash Awards Granted in 2021	Vesting of Performance-Based Cash Awards Granted in 2021	Total Vesting of RSUs and Cash Awards in 2024

	No. of Shares / RSUs	Value	Value	Value	No. of Shares / RSUs	Value

Ms. Baier	548,310	$3,240,513	–	$2,505,781	548,310	$5,746,294

Ms. Kussow	44,235	$261,429	$10,680	$38,715	44,235	$310,824

Mr. White	68,980	$407,672	–	$292,267	68,980	$699,939

Mr. Kaestner	47,845	$282,764	–	$219,767	47,845	$502,531

Mr. Hicks	32,224	$190,444	–	$135,937	32,224	$326,381

Status of Outstanding Performance-Based Awards Granted Prior to 2024

As of December 31, 2024, the named executive officers held the number of performance-based RSUs and performance-based cash awards granted prior to 2024 as outlined below. Vesting of the performance-based awards is subject to continued employment and achievement of performance objectives established by the Committee. Performance below the threshold level of achievement has resulted or will result in forfeiture of the applicable tranche, and vesting percentages will be interpolated between the steps shown in the tables below.

In connection with Ms. Baier’s departure from the Company, and in accordance with the terms of her award agreements, certain portions of her outstanding performance-based long-term incentive awards were either forfeited or will remain eligible for continued vesting based on the achievement of applicable performance metrics, in each case, subject to her compliance with the terms and conditions set forth in her employment agreement, such award agreements, and her separation agreement entered into on April 13, 2025. The information provided below is as of February 27, 2025 (the Company’s most recent vesting date) and therefore, does not take into account Ms. Baier’s departure or Mr. Hicks’ pending retirement from the Company.

44

Compensation Discussion and Analysis

2021 Performance-Based Cash Awards

In February 2021, the Committee awarded performance-based cash long-term incentive awards to the named executive officers, with the targeted award amounts listed below.

Performance Objectives	Cash at Target

See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Baier	$2,765,000
	Ms. Kussow	$42,720
	Mr. White	$322,500
	Mr. Kaestner	$242,500
	Mr. Hicks	$150,000

Based on our actual levels of achievement of the resident and associate vaccine acceptance rate goals in 2021 and our actual level of achievement of the year-over-year RevPAR growth goal for 2022 and 2023, the Committee has certified that 62.5% of the targeted cash amount from the 2021 tranche, 150% of the targeted cash amount from the 2022 tranche, and 150% of the targeted cash amount from the 2023 tranche was eligible to vest on February 27, 2024. Based on our actual levels of achievement of the 3-year relative TSR tranche, the Committee certified that 114.8% of the targeted cash amount was eligible to vest on February 27, 2025.

Performance Objective	Weighting	Vesting Date	Performance Targets
2021 resident COVID-19 vaccine acceptance rate (50% sub-weighting)	25%	2/27/2024	Level	% of Target Cash Vesting	2021 Resident Vaccine Rate
			Maximum	150%	95%
			Actual	125%	93%
			Target	100%	90%
			Threshold	25%	75%

2021 associate COVID-19 vaccine acceptance rate (50% sub-weighting)		2/27/2024	Level	% of Target Cash Vesting	2021 Associate Vaccine Rate
			Maximum	150%	85%
			Target	100%	75%
			Threshold	25%	60%
			Actual	0%	57%

2025 PROXY STATEMENT	45

Executive Compensation

Performance Objective	Weighting	Vesting Date	Performance Targets
2022 year-over-year improvement to same community RevPAR(1)	25%	2/27/2024	Level	% of Target Cash Vesting	2022 Growth
			Actual	150%	10.2%
			Maximum	150%	3.5%
			Target	100%	2.5%
			Threshold	50%	1.5%

2023 year-over-year improvement to same community RevPAR(1)	25%	2/27/2024	Level	% of Target Cash Vesting	2023 Growth
			Actual	150%	11.4%
			Maximum	150%	3.5%
			Target	100%	2.5%
			Threshold	50%	1.5%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies(2)	25%	2/27/2025	Level	% of Target Cash Vesting	Relative TSR Rank
			Maximum	150%	75th %ile
			Actual	114.8%	57.4th %ile
			Target	100%	50th %ile
			Threshold	50%	25th %ile

(1)

For purposes of the 2021 awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue from our former Health Care Services segment, revenue for private duty services provided to seniors living outside our communities, and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2021 and ending December 31, 2023, assuming reinvestment of dividends or distributions. The award agreements provide that no additional cash beyond the target amount will be paid on such tranche if our compound annual TSR is negative for the performance period.

Based on our actual levels of achievement, the following amounts were paid to the named executive officers in February 2024 and February 2025.

	Payout February 2024	Payout February 2025	Total Payout

Ms. Baier	$2,505,781	$793,555	$3,299,336

Ms. Kussow	$38,715	$12,261	$50,976

Mr. White	$292,267	$92,558	$384,825

Mr. Kaestner	$219,767	$69,598	$289,365

Mr. Hicks	$135,937	$43,050	$178,987

46

Compensation Discussion and Analysis

2022 Performance-Based RSU Awards

In February 2022, the Committee awarded performance-based RSU long-term incentive awards to the named executive officers, with the targeted award amounts listed below.

Performance Objectives	RSUs at Target

See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Baier	454,546
	Ms. Kussow	7,768
	Mr. White	59,091
	Mr. Kaestner	40,910
	Mr. Hicks	27,273

Based on our actual level of achievement of the year-over-year RevPAR growth goal for 2022, 2023, and 2024, the Committee has certified that 105% of the targeted amount from the 2022 tranche, 150% of the targeted amount from the 2023 tranche, and 145% of the targeted amount from the 2024 tranche was eligible to vest on February 27, 2025. Based on our actual levels of achievement of the 3-year relative TSR tranche, the Committee certified that 81.2% of the targeted amount will be eligible to vest on February 27, 2026 (subject to continued employment).

Performance Objective	Weighting	Vesting Date	Performance Targets
2022 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025	Level	% of Target RSUs Vesting	2022 Growth
			Maximum	150%	12%
			Actual	105%	10.2%
			Target	100%	10%
				50%	8%
			Threshold	25%	7%

2023 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025	Level	% of Target RSUs Vesting	2023 Growth
			Actual	150%	11.4%
			Maximum	150%	7.5%
			Target	100%	5%
				50%	2.5%
			Threshold	25%	1.25%

2024 year-over-year improvement to same community RevPAR(1)	25%	2/27/2025	Level	% of Target RSUs Vesting	2024 Growth
			Maximum	150%	6%
			Actual	145%	5.8%
			Target	100%	4%
				50%	2%
			Threshold	25%	1%

2025 PROXY STATEMENT	47

Executive Compensation

Performance Objective	Weighting	Vesting Date	Performance Targets

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies(2)	25%	2/27/2026	Level	% of Target RSUs Vesting	Relative TSR Rank
			Maximum	150%	75th %ile
			Target	100%	50th %ile
			Actual	81.2%	40.6th %ile
			Threshold	50%	25th %ile

(1)

For purposes of the 2022 awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue from our former Health Care Services segment, revenue for private duty services provided to seniors living outside our communities, and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

(2)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2022 and ending December 31, 2024, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs beyond the target amount will be paid on such tranche if our compound annual TSR is negative for the performance period.

Based on our actual levels of achievement, the following RSUs vested in February 2025 and are expected to vest in February 2026 subject to continued employment.

	RSUs February 2025	RSUs February 2026	Total RSUs

Ms. Baier	454,546	92,273	546,819

Ms. Kussow	7,768	1,577	9,345

Mr. White	59,092	11,996	71,088

Mr. Kaestner	40,909	8,305	49,214

Mr. Hicks	27,274	5,536	32,810

2023 Performance-Based Awards

In February 2023, the Committee awarded performance-based long-term incentive awards to the named executive officers, with the targeted award amounts listed below.

Performance Objectives		Performance-Based RSUs (at Target)	Performance-Based Cash (at Target)
See table below for summary of performance objectives and achievement levels of completed performance periods	Ms. Baier	235,028	$1,806,667
	Ms. Kussow	118,644	–
	Mr. White	114,407	–
	Mr. Kaestner	77,966	–
	Mr. Hicks	50,847	–

48

Compensation Discussion and Analysis

Based on our actual level of achievement of the year-over-year RevPAR growth goal for 2023 and 2024, the Committee has certified that 58% of the targeted amount from the 2023 tranche and 0% of the targeted amount from the 2024 tranche will be eligible to vest (or for Ms. Baier, be paid) on February 27, 2026 (subject to continued employment). The actual levels of achievement of the 2025 RevPAR tranche and the 3-year relative TSR tranche will be determined following the completion of the performance period ending December 31, 2025.

Performance Objective	Weighting (1)	Vesting Date	Performance Targets
2023 year-over-year growth of same community RevPAR (2)	25%	2/27/2026	Level	% of Target RSUs / Cash Vesting	2023 Growth
			Maximum	150%	16.0%
			Target	100%	13.5%
			Actual	58%	11.4%
			Threshold	50%	11.0%

2024 year-over-year growth of same community RevPAR (2)	25%	2/27/2026	Level	% of Target RSUs / Cash Vesting	2024 Growth
			Maximum	150%	12.5%
			Target	100%	10.0%
			Threshold	50%	7.5%
			Actual	0%	5.8%

2025 year-over-year growth of same community RevPAR (2)	25%	2/27/2026	Level	% of Target RSUs / Cash Vesting	2025 Growth
			Maximum	150%	9.5%
			Target	100%	7.0%
			Threshold	50%	4.5%

3-Year Relative TSR Compared to S&P Midcap 400 Index Companies (3)	25%	2/27/2027	Level	% of Target RSUs / Cash Vesting	Relative TSR Rank
			Maximum	150%	75th %ile
			Target	100%	50th %ile
			Threshold	50%	25th %ile

(1)

Ms. Baier’s performance-based RSUs are eligible to vest on February 27, 2026, with three tranches weighted one-third each for each of the RevPAR performance objectives, and her performance-based cash award is eligible to vest as follows: $1,181,667 on February 27, 2026 based on actual achievement of each of the three tranches weighted one-third for each of the RevPAR performance objectives and $625,000 on February 27, 2027 based on actual achievement of the TSR performance objective. In the aggregate, 75% of Ms. Baier’s target 2023 performance-based RSU award and performance-based cash award is eligible to vest on February 27, 2026 and 25% is eligible to vest on February 27, 2027.

(2)

For purposes of these awards, same community RevPAR means the average monthly senior housing resident fee revenues per available unit of the same community portfolio as reported in our SEC filings for the applicable performance period. Same community RevPAR is calculated as resident fee revenues, excluding revenue for private duty services provided to seniors living outside our communities and entrance fee amortization, of the same community portfolio for the applicable fiscal year, divided by the weighted average number of available units in the same community portfolio for the applicable fiscal year, divided by twelve.

(3)

3-Year Relative TSR compares our compound annual TSR to the constituent companies of the S&P Midcap 400 Index for the period beginning January 1, 2023 and ending December 31, 2025, assuming reinvestment of dividends or distributions. The award agreements provide that no additional RSUs (or cash with respect to Ms. Baier) beyond the target amount will vest and be issued (or paid) on such tranche if our compound annual TSR is negative for the performance period.

2025 PROXY STATEMENT	49

Executive Compensation

Based on our actual levels of achievement, the following awards are eligible to be paid or vest with respect to the 2023 tranche in February 2026 subject to continued employment. No awards are eligible to be paid or will vest with respect to the 2024 tranche.

	RSUs February 2026	Cash Payout February 2026

Ms. Baier	45,438	$228,455

Ms. Kussow	17,203	–

Mr. White	16,589	–

Mr. Kaestner	11,305	–

Mr. Hicks	7,372	–

Other Compensation Policies

Annual Risk Assessment

In accordance with its charter, the Committee conducts an assessment annually of the relationship between our risk management policies and practices, corporate strategy, and our compensation arrangements. As part of this assessment, the Committee evaluates whether any incentive and other forms of pay encourage unnecessary or excessive risk taking. For our 2024 compensation programs, the Committee concluded that the programs, including the performance objectives and targets used for incentive compensation, are appropriately structured not to encourage unnecessary or excessive risk taking, and that any risks arising from the programs are not reasonably likely to have a material adverse effect on us.

Stock Ownership and Retention Guidelines

Our stock ownership and retention guidelines are applicable to certain of our officers, including our named executive officers, and are intended to further align the interests of our executives with those of our stockholders. Our named executive officers are expected to hold a number of shares with a minimum market value expressed as a
Multiple of Base Salary
	Chief Executive Officer	5.0x
	Chief Financial Officer	4.0x
	Executive Vice Presidents	3.0x

multiple of their base salary as shown in the table. Unvested equity awards do not count toward the expected level of ownership, except that the estimated number of after-tax time-based equity awards scheduled to vest within 90 days may be counted towards compliance. The expected level of ownership must be achieved by the fifth anniversary of such officer’s becoming subject to the guidelines. We encourage our executives to retain shares obtained through our equity compensation programs, and until the expected ownership level is achieved the guidelines require each officer to retain at least 50% of after-tax shares obtained through those plans. This retention requirement also applies in situations where an officer has achieved the expected stock ownership level but changes in the market price of our stock or the officer’s base salary result in such officer’s failure to maintain the expected stock ownership level. All of our named executive officers are in compliance with our stock ownership and retention guidelines and to the extent they have not met their applicable required holdings, will be expected to retain at least 50% of their after-tax shares obtained through our equity compensation plans.

Policy on Derivatives, Hedging and Pledging

Our insider trading policy provides that no one subject to the policy, which includes all our directors, officers, employees and their immediate family members and controlled entities, may engage in short sales, puts, calls, or other derivative transactions, or in any hedging or monetization transactions (i.e., prepaid variable forward contracts, equity swaps, collars, and exchange funds), involving our securities. It also provides that our directors and officers may not pledge our securities as collateral for a loan, or hold our securities in a margin account.

50

Compensation Discussion and Analysis

Clawback Policies

The Committee has adopted a Clawback and Forfeiture Policy, which applies to our current and former officers as defined in Rule 16a-1 of the Exchange Act, which was amended and restated in 2023 to comply with the new NYSE rules. The policy provides that in the event of any financial restatement of our reported consolidated financial statements, the Committee is required, subject to limited exceptions, to recoup any erroneously awarded incentive-based compensation paid during the three completed fiscal years immediately preceding such restatement. To the extent the Committee determines that any such amount should be recouped, the Committee may seek recovery by, among other things, requiring reimbursement of performance-based compensation previously paid, canceling or rescinding outstanding equity awards, adjusting or withholding unpaid compensation, or setting off against future grants of equity-based awards. The new amended and restated policy became effective October 2, 2023 and applies to incentive-based compensation received on or after that date. This policy was included as an exhibit to our Annual Report on Form 10-K.

In addition, the original version of our Clawback and Forfeiture Policy applied to all short-term and long-term cash or equity-based incentive compensation paid, earned, vested, or otherwise awarded based on performance objectives, beginning with the 2020 annual incentive plan and performance-based long-term incentive awards. The original version of the policy provided that in the event of any material financial restatement of our reported consolidated financial statements, or that the Committee otherwise determines that a financial metric used to determine the vesting or payment of any such performance-based compensation was calculated incorrectly in any material respect, the Committee, in its discretion, may require reimbursement of an amount equal to all or a portion of such performance-based compensation previously vested or paid for any performance periods which include any of the three full fiscal years immediately preceding the announcement of any financial restatement or the determination of any inaccuracy regarding calculation of a financial metric. The amount of the recoupment will be determined by the Committee in its discretion, up to the amount of such performance-based compensation previously paid or vested with respect to such officer that is in excess of the performance-based compensation that would have been received based on the correct financial metric or restated results. To the extent the Committee determines that any such amount should be recouped, the Committee may seek recovery by, among other things, requiring reimbursement of performance-based compensation previously paid, canceling or rescinding outstanding equity awards, adjusting or withholding unpaid compensation, or setting off against future grants of equity-based awards.

Our 2014 Omnibus Incentive Plan and 2024 Omnibus Incentive Plan provide that any award thereunder shall be subject to forfeiture, reduction, or recoupment to the extent provided in our Clawback and Forfeiture Policy or any other future recoupment or clawback policy adopted by us.

The long-term incentive award agreements for awards to the named executive officers provide that in the event of a breach by the named executive officer of the non-competition, non-solicitation, non-disparagement, or confidentiality covenants contained in the agreements, we will have the authority to cancel all such outstanding awards, cancel all shares of stock beneficially owned by the named executive officer that were issued in settlement of RSUs within 12 months on or prior to, or at any time after, the termination of the named executive officer’s employment, and recoup from the named executive officer any proceeds from such officer’s sale, transfer, or other disposition of any such cancellable shares or amounts paid under the award during such period.

To the extent the named executive officers are eligible to receive severance pay and benefits under Ms. Baier’s employment agreement and the Severance Policy (as defined below), as applicable, such agreement and policy provide that any breach of a restrictive covenant applicable to the named executive officer will result in the immediate and permanent cessation of payment of severance pay and benefits, the obligation of the named executive officer to repay to us upon our demand 90% of the amount or cost of such severance pay and benefits, and the obligation of the named executive officer to pay our costs and expenses to enforce such obligation.

2025 PROXY STATEMENT	51

Executive Compensation

Tax Considerations

Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”) places a limit of $1 million on the amount that a company may deduct in any one year with respect to compensation paid to any “covered employee.” The Committee believes that the interests of our stockholders are best served if it maintains flexibility in compensating executive officers in a manner designed to promote varying corporate goals even though some compensation awards may result in non-deductible compensation expense. In making decisions about executive compensation, the Committee also considers the impact of other tax laws, including Section 409A of the Internal Revenue Code regarding non-qualified deferred compensation and Section 280G of the Internal Revenue Code regarding compensation in connection with a change in control.

Employment Agreement and Severance Policies Applicable to Named Executive Officers

Prior to Ms. Baier’s departure effective April 13, 2025, we were party to an amended and restated employment agreement dated November 3, 2021 with Ms. Baier. The employment agreement had a five year term, subject to automatic extensions for additional one year periods, unless either we or Ms. Baier had given written notice to the other party no less than 90 days prior to the expiration of the term that the term will not be extended. The employment agreement provided an initial base salary of $938,000 per year (Ms. Baier’s then current annual base salary), which was reviewed annually and could be increased from time to time at the Board’s sole discretion. Ms. Baier’s base salary could not be reduced without Ms. Baier’s approval. Ms. Baier was eligible for an annual cash incentive opportunity target of 135% of cumulative base salary paid during the calendar year (Ms. Baier’s then current annual cash incentive opportunity target), subject to the terms of our annual incentive plan for senior executive officers. At least annually, Ms. Baier was eligible to be considered for an award of long-term incentive awards at a level commensurate with her position and in a form and on terms no less favorable than as provided to our other senior executive officers. Any reduction to such long-term incentive awards was subject to the definition of good reason. We provided Ms. Baier with basic term life insurance benefits of at least 100% of her base salary at no cost to Ms. Baier. The employment agreement contained non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants. The non-competition restrictions were in effect during Ms. Baier’s employment and will continue for one year following her departure. The non-solicitation restrictions were in effect during her employment and will continue for two years following her departure. The confidentiality and mutual non-disparagement obligations applied during her employment and thereafter.

In connection with Ms. Baier’s departure from the Company, we entered into a separation agreement with Ms. Baier, pursuant to which she will be entitled to receive the severance payments and benefits, including certain equity award acceleration and continued vesting, that she is entitled to receive pursuant to her employment agreement, and outplacement services for six months up to $10,000, subject to the terms and conditions set forth in the separation agreement. Ms. Baier’s severance payments and benefits, including certain equity award acceleration and continued vesting, were subject to her execution and non-revocation of a release of claims and her continued compliance with her post-employment restrictive covenants. See “Payments in Connection with Ms. Baier’s Departure” below for a summary of the treatment of these awards upon her departure on April 13, 2025.

Our other named executive officers do not have employment agreements, but are eligible to participate in the Amended and Restated Tier I Severance Pay Policy dated February 10, 2022 (the “Severance Policy”). Under the Severance Policy, the participating named executive officers are entitled to severance payments if their employment is terminated by the Company without cause or, following a change in control, by the executive for good reason. The severance payments under the Severance Policy applicable in connection with a change in control are “double trigger,” which require the occurrence of a change in control followed by termination of employment by us without cause or by the executive for good reason. If payments pursuant to the Severance Policy and other arrangements are not deductible by us under Section 280G of the Internal Revenue Code, such payments shall be reduced (or repaid) in order to ensure our deduction of payments in connection with a change in control. Mr. Kaestner and Mr. Hicks are each party to a separate letter agreement with us dated effective as of August 6, 2010, which provides for certain modifications of the Severance Policy as it applies to Mr. Kaestner and Mr. Hicks, described further under “Potential Payments Upon Termination or Change in Control—Severance Arrangements” below.

A detailed description of potential severance payments pursuant to the foregoing employment agreement and the Severance Policy, as well as the effect of certain terminations and a change in control pursuant to outstanding long-term incentive award agreements, is set forth under “Potential Payments Upon Termination or Change in Control” below.

52

Compensation Discussion and Analysis

2025 Compensation Decisions

When making annual compensation decisions for 2025, the Committee reviewed the compensation peer group used for 2024 decisions with the Consultant and determined that no changes to the peer group were necessary. The Consultant completed a market compensation study using this peer group. Following its review of our executive compensation program, the Committee approved the principal elements of compensation of our named executive officers for 2025 as summarized in the table below. Percentage changes from 2024 are based on the compensation arrangements in place as of December 31, 2024.

	2025 Base Salary	Change v. 2024	2025 Target Annual Incentive Opportunity	Change v. 2024	2025 Grant Value of Long- Term Incentive Awards (1)	Change v. 2024 (1)	2025 Target Total Direct Compensation	Change v. 2024

Ms. Baier	$1,020,000	–%	137%	–%	$5,000,002	–%	$7,417,402	–%

Ms. Kussow	$630,000	5%	100%	11%	$1,400,002	40%	$2,660,002	24%

Mr. White	$495,000	2%	80%	–%	$715,003	2%	$1,606,003	2%

Mr. Kaestner	$465,000	1%	80%	–%	$515,003	6%	$1,352,003	3%

Mr. Hicks	$300,000	–%	70%	–%	$300,000	–%	$810,000	–%

(1)

The dollar amount of the long-term incentive awards, and the percentage change versus 2024, is based on the grant value of such awards (i.e., the number of RSUs granted at target performance, multiplied by the stock price on the date of grant).

The 2025 annual incentive plan, as approved by the Committee, continues to be based on company financial and strategic objectives weighted 70% and 30% of target, respectively, and will be measured on an annual basis. All amounts earned will be paid out following the end of the year. For 2025, the financial objectives are our full-year 2025 consolidated portfolio RevPAR and our full-year Adjusted EBITDA, with the target levels of performance generally reflective of our 2025 budget approved by the Board, except that the results for the 55 communities leased from Ventas, Inc. (“Ventas”) that have been designated to be sold or transitioned by no later than December 31, 2024 are excluded from all targets and measures. The strategic objectives include retention of key community leadership at our consolidated comparable community portfolio and improvement in resident and family member satisfaction (as reflected by NPS improvement).

For the 2025 program, all long-term incentive awards to the named executive officers were issued in the form of time- and performance-based RSUs. A 50/50 grant value mix of time- and performance-based RSUs was used for the named executive officers, consistent with the 2024 program. The performance objectives for the performance-based RSUs include year-over-year same community RevPAR growth for fiscal 2025, 2026, and 2027, weighted 75%, and TSR relative to the companies in the S&P Midcap 400 Index for the three-year period ending December 31, 2027, weighted 25%. Any performance-based RSUs earned from achievement of the RevPAR growth and relative TSR objectives are eligible to vest on February 27, 2028, subject to continued employment.

2025 PROXY STATEMENT	53

Executive Compensation

Performance at the threshold level of achievement for a performance objective will result in vesting of 50% for each of the RevPAR growth and relative TSR objectives. Performance at the target and maximum level of achievement will result in vesting of 100% and 150%, respectively, for such objectives. Vesting percentages will be interpolated for performance between the levels. No additional RSUs beyond the target RSUs will be issued on the relative TSR performance objective if our compound annual TSR is negative for the performance period.

See “Payments in Connection with Ms. Baier’s Departure” below for payments made and treatment of her awards in connection with her departure as of April 13, 2025.

In connection with the appointment of Ms. Warren as Interim Chief Executive Officer and Mses. Warren and Kussow and Mr. White to the Office of the CEO, the Committee approved the following additional compensation arrangements on April 27, 2025. For Ms. Warren, she will be paid $85,000 per month for each month she serves as Interim Chief Executive Officer (to be effective as of April 13, 2025), to be prorated for any partial month of service. The Committee also granted her 158,730 time-based RSUs based on the grant date value on April 25, 2025. The RSUs will be subject to vesting on the earlier of the following: (1) the one year anniversary of the grant date; (2) the start date of a new Chief Executive Officer of the Company; or (3) upon Ms. Warren’s termination following a change in control. During her service as Interim Chief Executive Officer and as a member of the Office of the CEO, Ms. Warren will not participate in the compensation program for non-employee directors and will not separately receive compensation for her service as Chairman.

For Ms. Kussow and Mr. White, they will each be paid $100,000 as a special performance bonus. In addition, the 2025 target annual incentive opportunity previously established for each of Ms. Kussow and Mr. White will be increased by $250,000, subject to the terms of the 2025 annual incentive plan, with the actual amount to be earned to be based on the level of achievement of the financial and strategic performance objectives previously approved by the Committee and described above.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the disclosure set forth above under the heading “Compensation Discussion and Analysis” with management and, based on the review and discussions, it has recommended to the Board that the “Compensation Discussion and Analysis” be included herein.

Respectfully submitted by the Compensation Committee of the Board,

COMPENSATION COMMITTEE

Frank M. Bumstead, Chair

Jordan R. Asher

Victoria L. Freed

54

Summary Compensation Table for 2024

Summary Compensation Table for 2024

The following summary compensation table sets forth information concerning the compensation earned by, awarded to, or paid to our named executive officers for the periods indicated.

Name and Principal Position (1)	Year	Salary ($)	Bonus ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	All Other Compensation ($) (4)	Total ($)

Lucinda M. Baier Former President and Chief Executive Officer	2024	1,020,000	–	5,107,316	3,655,186	10,921	9,793,423
	2023	990,000	–	3,193,334	1,258,419	9,254	5,451,007
	2022	975,000	–	5,117,052	545,739	8,098	6,645,889

Dawn L. Kussow Executive Vice President and Chief Financial Officer	2024	600,000	–	1,021,466	494,630	17,721	2,133,817
	2023	516,461	–	714,533	375,677	6,660	1,613,331
	2022	344,432	36,957	172,891	81,962	6,289	642,531

Chad C. White Executive Vice President, General Counsel and Secretary	2024	485,000	–	715,025	612,177	8,481	1,820,683
	2023	475,000	–	689,016	352,581	8,826	1,525,423
	2022	465,000	–	665,217	154,237	6,761	1,291,215

H. Todd Kaestner Executive Vice President – Corporate Development and President – CCRCs	2024	460,000	–	495,413	523,187	9,646	1,488,246
	2023	445,000	–	469,550	330,313	8,798	1,253,661
	2022	430,000	–	460,545	142,628	7,267	1,040,440

George T. Hicks Executive Vice President – Finance and Treasurer	2024	300,000	–	306,441	309,084	7,578	923,103
	2023	295,000	–	306,229	191,600	6,152	798,981

(1)

The named executive officers served in the positions noted in the table at all times during the years presented, except that: Ms. Kussow served as Senior Vice President and Chief Accounting Officer for the full year of 2022 and as Interim Chief Financial Officer from August 17, 2022 until October 3, 2022 in connection with a temporary medical leave of absence taken by the then current Chief Financial Officer during that period. Ms. Kussow was appointed to serve as Executive Vice President and Chief Financial Officer effective February 24, 2023. Mr. Hicks was not an NEO in 2022. Ms. Baier ceased serving as our President and Chief Executive Officer on April 13, 2025.

(2)

Represents the aggregate grant date fair value of time- and/or performance-based RSUs awarded in 2024 and prior years, in each case computed in accordance with ASC 718. See Note 2 to our Consolidated Financial Statements included in our 2024 Annual Report for a summary of the assumptions made in the valuation of these awards. See footnote 2 to the Grants of Plan-Based Awards Table for the grant values of the performance-based RSUs awarded in 2024 assuming maximum levels of performance.

2025 PROXY STATEMENT	55

Executive Compensation

(3)	For 2024, Non-Equity Incentive Plan Compensation includes the following.

	2024 Annual Cash Incentive Earned	Vesting of the First Three Tranches of Performance-Based Cash Long- Term Incentive Awards Granted in 2021	Payout of 2024 Tranche of Time-Based Cash Long Term-Incentive Awards Granted in 2021

Ms. Baier	$1,149,405	$2,505,781	$–

Ms. Kussow	$445,235	$38,715	$10,680

Mr. White	$319,910	$292,267	$–

Mr. Kaestner	$303,420	$219,767	$–

Mr. Hicks	$173,147	$135,937	$–

The 2022 amount for Ms. Kussow includes $10,680 associated with the vesting of the 2022 tranche of time-based cash long-term incentive awards granted to her in February 2021. The 2023 amount for Ms. Kussow includes $10,680 associated with the vesting of the 2023 tranche of time-based cash long-term incentive awards granted to her in February 2021.

(4)

For each of the named executive officers, the 2024 amount includes the employer matching contribution to our 401(k) Plan and premiums on Company-provided life and disability insurance. For Ms. Kussow, the 2024 amount also includes relocation expense allowance of $10,398.

56

Grants of Plan-Based Awards

Grants of Plan-Based Awards

The following table summarizes grants of plan-based awards made to our named executive officers in 2024. To the extent we declare cash or stock dividends on our shares of common stock, the RSUs awarded will accrue cash equivalents or shares to be paid only to the extent the underlying RSUs ultimately vest.

Name	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards			Estimated Possible Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)

Ms. Baier	– (1)	454,155	1,397,400	2,655,060

	2/15/2024 (2)				198,728	397,456	596,184		2,607,311

	2/15/2024 (3)							397,457	2,500,005

Ms. Kussow	– (1)	135,000	540,000	1,080,000

	2/15/2024 (2)				39,746	79,491	119,237		521,461

	2/15/2024 (3)							79,492	500,005

Mr. White	– (1)	97,000	388,000	776,000

	2/15/2024 (2)				27,822	55,644	83,466		365,025

	2/15/2024 (3)							55,644	350,001

Mr. Kaestner	– (1)	92,000	368,000	736,000

	2/15/2024 (2)				19,277	38,553	57,830		252,908

	2/15/2024 (3)							38,554	242,505

Mr. Hicks	– (1)	52,500	210,000	420,000

	2/15/2024 (2)				11,924	23,847	35,771		156,437

	2/15/2024 (3)							23,848	150,004

(1)

Amounts represent the threshold, target, and maximum payout levels under our 2024 annual incentive plan applicable to each named executive officer, as described above. The actual payouts are reported in the Summary Compensation Table as Non-Equity Incentive Plan Compensation for 2024 in the following amounts: Ms. Baier–$1,149,405; Ms. Kussow–$445,235; Mr. White–$319,910; Mr. Kaestner–$303,420; and Mr. Hicks–$173,147.

(2)

Represents performance-based RSUs granted under our 2014 Omnibus Incentive Plan, which are eligible to vest on February 27, 2027, subject to continued employment and the achievement of year-over-year same-community RevPAR growth performance targets for years 2024, 2025 and 2026 and 3-year relative TSR performance targets. Each RSU is payable in the form of one share of our common stock upon vesting. The values of the RSUs related to the RevPAR growth performance targets reported in the table represent the grant date fair values computed in accordance with ASC 718, which are equivalent to the grant values (i.e., number of RSUs granted at target performance level, multiplied by the closing price on the date of grant). The values of the RSUs related to the TSR performance targets reported in the table represent the grant date fair values computed in accordance with ASC 718, which were 17.2% more than the grant values (i.e., number of RSUs granted at target performance level, multiplied by the closing price on the date of grant). Achievement at the threshold, target, and maximum or above performance levels will result in vesting of 50%, 100%, and 150% of the target number of RSUs, respectively (provided that no additional shares beyond the target number of RSUs will be issued with respect to the TSR tranche if our compound annual TSR is negative for the performance period), and vesting percentages will be interpolated for performance between the levels set forth in the award agreements (as described previously). Failure to achieve the threshold performance level for any tranche will result in forfeiture of all such RSUs in that tranche. The grant values of the awards (which for the RevPAR performance targets is equal to the number of RSUs granted multiplied by the closing price on the date of grant and for the TSR performance targets is equal to the number of RSUs granted multiplied by the fair value on the date grant) assuming achievement at or above the maximum performance level were: Ms. Baier–$3,749,997; Ms. Kussow–$749,998; Mr. White–$525,001; Mr. Kaestner–$363,748; and Mr. Hicks–$224,996. See “Payments in Connection with Ms. Baier’s Departure” below for a summary of the treatment of these awards upon her departure on April 13, 2025.

(3)

Represents time-based RSUs granted under our 2014 Omnibus Incentive Plan which are eligible to vest ratably in three annual installments beginning on February 27, 2025, subject to continued employment. Each RSU is payable in the form of one share of our common stock upon vesting. See “Payments in Connection with Ms. Baier’s Departure” below for a summary of the treatment of these awards upon her departure on April 13, 2025.

2025 PROXY STATEMENT	57

Executive Compensation

Outstanding Equity Awards at Fiscal Year-End

The following table summarizes the outstanding equity awards held by each of our named executive officers as of December 31, 2024, with market values of such awards based on $5.03 per share, the closing market price of our stock on December 31, 2024.

		Stock Awards

Name	Grant Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)

Ms. Baier	2/22/2021 (1)	135,806	683,104	–		–

	2/10/2022 (1)	227,273	1,143,183	–		–

	2/10/2022 (2)	546,819	2,750,500	–		–

	2/15/2023 (1)	635,594	3,197,038	–		–

	2/15/2023 (3)	45,438	228,553	39,173	(6)	197,040

	2/15/2024 (4)	397,457	1,999,209	–		–

	2/15/2024 (5)	–	–	198,728	(7)	999,602

Ms. Kussow	2/22/2021 (1)	4,197	21,111	–		–

	2/10/2022 (1)	11,652	58,610	–		–

	2/10/2022 (2)	9,345	47,005	–		–

	2/15/2023 (1)	88,983	447,584	–		–

	2/15/2023 (3)	17,203	86,531	59,323	(6)	298,395

	2/15/2024 (4)	79,492	399,845	–		–

	2/15/2024 (5)	–	–	39,747	(7)	199,927

Mr. White	2/22/2021 (1)	15,840	79,675	–		–

	2/10/2022 (1)	29,546	148,616	–		–

	2/10/2022 (2)	71,088	357,573	–		–

	2/15/2023 (1)	85,806	431,604	–		–

	2/15/2023 (3)	16,589	83,443	57,204	(6)	287,736

	2/15/2024 (4)	55,644	278,889	–		–

	2/15/2024 (5)	–	–	27,823	(7)	139,950

Mr. Kaestner	2/22/2021 (1)	11,911	59,912	–		–

	2/10/2022 (1)	20,455	102,889	–		–

	2/10/2022 (2)	49,214	247,546	–		–

	2/15/2023 (1)	58,475	294,129	–		–

	2/15/2023 (3)	11,305	56,864	38,984	(6)	196,090

	2/15/2024 (4)	38,554	193,927	–		–

	2/15/2024 (5)	–	–	19,277	(7)	96,963

Mr. Hicks	2/22/2021 (1)	7,368	37,061	–		–

	2/10/2022 (1)	13,637	68,594	–		–

	2/10/2022 (2)	32,810	165,034	–		–

	2/15/2023 (1)	38,136	191,824	–		–

	2/15/2023 (3)	7,372	37,081	25,424	(6)	127,883

	2/15/2024 (4)	23,848	119,955	–		–

	2/15/2024 (5)	–	–	11,924	(7)	59,978

(1)

Represents time-based RSUs, the vesting of which is subject to continued employment. The awards have vested or are eligible to vest ratably in four annual installments beginning on February 27 in the year following the year of grant.

58

Outstanding Equity Awards at Fiscal Year-End

(2)

Represents performance-based RSUs which were eligible to vest on February 27, 2025 for which the Committee has certified the actual level of achievement of 105.0% of the targeted amount from the 2022 tranche, 150.0% of the targeted amount from the 2023 tranche, and 145.0% of the targeted amount from the 2024 tranche for the year-over-year RevPAR growth goal for 2022, 2023, and 2024 and performance-based RSUs which are eligible to vest on February 27, 2026 subject to continued employment for which the Committee has certified the actual level of achievement of 81.2% of the targeted amount for 3-year relative TSR tranche for the period of January 1, 2022 to December 31, 2024. Upon the Committee’s determination that the target level of performance had not been achieved for the 3-year relative TSR tranche, the named executive officers forfeited the following number of RSUs on February 12, 2025: Ms. Baier–21,364; Ms. Kussow–365; Mr. White–2,777; Mr. Kaestner–1,923; and Mr. Hicks–1,282, which are not reflected in the table above.

(3)

Represents performance-based RSUs which are eligible to vest on February 27, 2026 subject to continued employment for which the Committee has certified the actual level of achievement of 58% of the targeted amount from the 2023 tranche for the year-over-year RevPAR growth goal for 2023 and that the 2024 tranche for the year-over-year RevPAR growth goal for 2024 did not meet the threshold level of achievement. Upon the Committee’s determination that the threshold level of performance had not been achieved, the named executive officers forfeited the following number of RSUs on February 12, 2025: Ms. Baier–78,342; Ms. Kussow–29,661; Mr. White–28,602; Mr. Kaestner–19,492; and Mr. Hicks–12,712, which are not reflected in the table above.

(4)

Represents time-based RSUs, the vesting of which is subject to continued employment. The awards have vested or are eligible to vest ratably in three annual installments beginning on February 27 in the year following the year of grant.

(5)

Represents performance-based RSUs for which the Committee has certified that the 2024 tranche for the year-over-year RevPAR growth goal for 2024 did not meet the threshold level of achievement. Upon the Committee’s determination that the threshold level of performance had not been achieved, the named executive officers forfeited the following number of RSUs on February 12, 2025: Ms. Baier–99,364; Ms. Kussow–19,872; Mr. White–13,911; Mr. Kaestner–9,638; and Mr. Hicks–5,961, which are not reflected in the table above.

(6)

Represents performance-based RSUs with the terms described under “Status of Outstanding Performance-Based Awards Granted Prior to 2024—2023 Performance-Based Awards”. The number of RSUs reported represents the threshold level of performance with respect to RSUs eligible to vest on February 27, 2026 subject to continued employment for the 2025 tranche for the year-over-year RevPAR growth goal, and (for all named executive officers other than Ms. Baier) the maximum level of performance with respect to the RSUs eligible to vest February 27, 2027 (subject to continued employment) based on our 3-year relative TSR for the period of January 1, 2023 to December 31, 2025. The number of RSUs reported for the 3-year relative TSR tranche represents the maximum level of performance due to the fact that for the period of January 1, 2023 to December 31, 2024 performance has exceeded the target level of achievement. The final number of RSUs earned will be determined by the Committee following completion of the full three-year performance period.

(7)

Represents performance-based RSUs with the terms described in footnote 2 to the Grants of Plan-Based Awards Table. The number of RSUs reported represents the threshold level of performance with respect to the RSUs eligible to vest on February 27, 2027 (subject to continued employment) for the 2025 and 2026 tranches for the year-over-year RevPAR growth goals, and the target level of performance with respect to the RSUs eligible to vest on February 27, 2027 (subject to continued employment) based on our 3-year relative TSR performance for the period of January 1, 2024 to December 31, 2026. The number of RSUs reported represents the target level of performance due to the fact that for the period of January 1, 2024 to December 31, 2024 performance has exceeded the threshold level of achievement but was less than the target level of achievement. The final number of RSUs earned will be determined by the Committee following completion of the full respective performance periods.

Stock Vested for 2024

The following table summarizes the vesting of time-based RSUs and the value realized by our named executive officers as a result of such vesting during 2024.

	Stock Awards

	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($) (1)

Ms. Baier	548,310	3,240,513

Ms. Kussow	44,235	261,429

Mr. White	68,980	407,672

Mr. Kaestner	47,845	282,764

Mr. Hicks	32,224	190,444

(1)	The value realized is based on the closing market price of the underlying stock on the date the shares vested, which was February 27, 2024.

Pension Benefits

None of our named executive officers participates in or has account balances in qualified or non-qualified defined benefit plans sponsored by us. The Committee may elect to adopt qualified or non-qualified defined benefit plans in the future if it determines that doing so is in our best interests.

2025 PROXY STATEMENT	59

Executive Compensation

Nonqualified Deferred Compensation

None of our named executive officers participates in or has an accrued benefit in non-qualified defined contribution plans or other non-qualified deferred compensation plans maintained by us. The Committee may elect to adopt non-qualified defined contribution plans or other non-qualified deferred compensation plans in the future if it determines that doing so is in our best interests.

Potential Payments Upon Termination or Change in Control

The following table sets forth potential amounts payable upon termination of employment or a change in control to our named executive officers assuming termination of employment on December 31, 2024, with long-term equity incentive amounts based on $5.03 per share, the closing market price of our stock on December 31, 2024.

Name/Benefit	Voluntary Resignation by Executive ($)	Termination by us for Cause ($)	Termination by us without Cause ($)	Termination by us without Cause following a Change in Control ($)(5)	Termination by Executive for Good Reason ($)	Retirement ($)	Disability ($)	Death ($)

Ms. Baier(1)

Salary	–	–	1,530,000	2,040,000	1,530,000	–	–	–

Pro-Rata Bonus (2)	–	–	1,149,405	1,149,405	1,149,405	–	1,149,405	1,149,405

Severance Bonus	–	–	2,096,100	2,794,800	2,096,100	–	–	–

PTO	39,230	39,230	39,230	39,230	39,230	39,230	39,230	39,230

COBRA	–	–	31,198	31,198	31,198	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (3)	–	–	6,871,801	13,935,965	6,871,801	–	6,871,801	6,871,801

Continuing Vesting of Long-Term Incentive Awards (4)	–	–	–	–	–	2,915,509	–	–

Total	39,230	39,230	11,717,734	19,990,598	11,717,734	2,954,739	8,060,436	8,060,436

Ms. Kussow

Salary	–	–	600,000	900,000	–	–	–	–

Pro-Rata Bonus (2)	–	–	445,235	445,235	–	–	445,235	445,235

Severance Bonus	–	–	540,000	810,000	–	–	–	–

PTO	23,077	23,077	23,077	23,077	23,077	23,077	23,077	23,077

COBRA	–	–	27,731	41,597	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (3)	–	–	487,387	1,681,901	–	–	487,387	487,387

Continuing Vesting of Long-Term Incentive Awards (4)	–	–	–	–	–	–	–	–

Total	23,077	23,077	2,123,430	3,901,810	23,077	23,077	955,699	955,699

60

Potential Payments Upon Termination or Change in Control

Name/Benefit	Voluntary Resignation by Executive ($)	Termination by us for Cause ($)	Termination by us without Cause ($)	Termination by us without Cause following a Change in Control ($)(5)	Termination by Executive for Good Reason ($)	Retirement ($)	Disability ($)	Death ($)

Mr. White

Salary	–	–	485,000	727,500	–	–	–	–

Pro-Rata Bonus (2)	–	–	319,910	319,910	–	–	319,910	319,910

Severance Bonus	–	–	388,000	582,000	–	–	–	–

PTO	18,654	18,654	18,654	18,654	18,654	18,654	18,654	18,654

COBRA	–	–	–	–	–	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (3)	–	–	909,626	1,971,006	–	–	909,626	909,626

Continuing Vesting of Long-Term Incentive Awards (4)	–	–	–	–	–	–	–	–

Total	18,654	18,654	2,121,190	3,619,070	18,654	18,654	1,248,190	1,248,190

Mr. Kaestner

Salary	–	–	460,000	690,000	460,000	–	–	–

Pro-Rata Bonus (2)	–	–	303,420	303,420	–	–	303,420	303,420

Severance Bonus	–	–	368,000	552,000	276,000	–	–	–

PTO	17,692	17,692	17,692	17,692	17,692	17,692	17,692	17,692

COBRA	–	–	18,271	27,407	18,271	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (3)	–	–	637,605	1,366,392	–	–	637,605	637,605

Continuing Vesting of Long-Term Incentive Awards (4)	–	–	–	–	–	282,807	–	–

Total	17,692	17,692	1,804,988	2,956,911	771,963	300,499	958,717	958,717

Mr. Hicks (6)

Salary	–	–	300,000	450,000	300,000	–	–	–

Pro-Rata Bonus (2)	–	–	173,147	173,147	–	–	173,147	173,147

Severance Bonus	–	–	210,000	315,000	157,500	–	–	–

PTO	11,539	11,539	11,539	11,539	11,539	11,539	11,539	11,539

COBRA	–	–	27,731	41,597	27,731	–	–	–

Accelerated Vesting of Long-Term Incentive Awards (3)	–	–	413,489	880,454	–	–	413,489	413,489

Continuing Vesting of Long-Term Incentive Awards (4)	–	–	–	–	–	174,933	–	–

Total	11,539	11,539	1,135,906	1,871,737	496,770	186,472	598,175	598,175

(1)

In connection with Ms. Baier’s departure from the Company on April 13, 2025, she entered into a separation agreement pursuant to which she will receive the severance payments and benefits, including certain equity award acceleration and continued vesting, she is entitled to receive upon an involuntary termination of employment without cause as set forth in her employment agreement and her award agreements. Ms. Baier is also entitled to receive outplacement services for six months up to $10,000. Ms. Baier’s severance payments and benefits, and certain equity award acceleration and continued vesting, were subject to her execution and non-revocation of a release of claims and her continued compliance with her post-employment restrictive covenants.

2025 PROXY STATEMENT	61

Executive Compensation

(2)	The amounts listed in the applicable columns represent the amount payable to the named executive officer under the 2024 annual incentive plan based on our actual performance in 2024.

(3)

The amounts in the applicable columns include accelerated vesting of long-term incentive awards pursuant to the severance terms of the applicable award agreements described below. With respect to the amounts set forth for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason,” the reported amounts: (i) include the future vesting amount of the fourth tranche of the performance-based cash awards granted in 2021 after giving effect to our actual performance for the performance period ended December 31, 2023; (ii) include the future vesting amount of the first, second, and third tranches and 75% of the fourth tranche of the performance-based RSUs granted in 2022 after giving effect to our actual performance for the performance periods ended December 31, 2022, 2023, and 2024; (iii) include the future vesting amount of the first tranche of the performance-based RSUs (and for Ms. Baier, the performance-based cash award) granted in 2023 after giving effect to our actual performance for the performance period ended December 31, 2023; (iv) exclude the second tranche of the performance-based RSUs (and for Ms. Baier, the performance-based cash award) granted in 2023 due to the threshold level of performance for the RevPAR growth objective not being achieved for the performance period ending December 31, 2024; (v) exclude the first tranche of the performance-based RSUs granted in 2024 due to the threshold level of performance for the RevPAR growth objective not being achieved for the performance period ending December 31, 2024; (vi) exclude the potential future vesting of 50% of the fourth tranche (relative TSR objective) of the outstanding 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award), which has a performance period ending subsequent to December 31, 2024; and (vii) exclude the potential future vesting of 66.67% of the fourth tranche (relative TSR objective) of the outstanding 2024 performance-based RSUs, which has a performance period ending subsequent to December 31, 2024. See below for a description of the treatment of certain terminations of employment under the outstanding long-term incentive awards. Assuming threshold level performance for the fourth tranche of the 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award) and the fourth tranche of the 2024 performance-based RSUs referenced in (vi) and (vii) above, the named executive officers would have been entitled to the following additional amounts for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason”: Ms. Baier–$239,552; Ms. Kussow–$53,957; Mr. White–$47,629; Mr. Kaestner–$32,594; and Mr. Hicks–$20,985. Assuming target level performance for the fourth tranche of the 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award) and the fourth tranche of the 2024 performance-based RSUs referenced in (vi) and (vii) above, the named executive officers would have been entitled to the following additional amounts for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason”: Ms. Baier–$479,099; Ms. Kussow–$107,919; Mr. White–$95,258; Mr. Kaestner–$65,184; and Mr. Hicks–$41,965. Assuming maximum level performance for the fourth tranche of the 2023 performance-based RSUs (and for Ms. Baier, the 2023 performance-based cash award) and the fourth tranche of the 2024 performance-based RSUs referenced in (vi) and (vii) above, the named executive officers would have been entitled to the following additional amounts for “Termination by us without Cause”, terminations due to “Disability” and “Death” and, for Ms. Baier, “Termination by Executive for Good Reason”: Ms. Baier–$718,650; Ms. Kussow–$161,875; Mr. White–$142,887; Mr. Kaestner–$97,778; and Mr. Hicks–$62,950.

(4)

The amounts in the applicable columns include continued vesting of long-term incentive awards for Ms. Baier and Messrs. Kaestner and Hicks, who are retirement eligible, pursuant to the retirement provisions of the applicable award agreements described below.

(5)

If five or more of the Ortelius Nominees are elected to the Board, it would constitute a change in control pursuant to certain of our executive compensation plans, including our 2014 Omnibus Incentive Plan, our 2024 Omnibus Incentive Plan (and the award agreements under each such plan), and the Severance Policy.

(6)

In connection with Mr. Hicks’ pending retirement from the Company on May 21, 2025, the Committee has elected to waive the six month notice requirement for retirement pursuant to Mr. Hicks’ outstanding 2024 and 2025 long-term incentive awards. Accordingly, such awards (or applicable portions thereof) will be eligible for continued vesting in accordance with their terms following his retirement.

Severance Arrangements

Our separation agreement with Ms. Baier and the Severance Policy provide for severance payments and benefits for certain terminations of employment of our named executive officers. In addition, long-term incentive award agreements with the named executive officers provide for the treatment of outstanding long-term incentive awards upon certain terminations of employment. Summaries of such arrangements are set forth below. Unless otherwise indicated, “cause,” “good reason” and “change in control” are defined in the Severance Policy or, with respect to the outstanding long-term incentive award agreements, our 2014 Omnibus Incentive Plan, our 2024 Omnibus Incentive Plan, or such long-term incentive award agreements, as applicable. In addition to the severance pay and benefits described below, upon any termination of a named executive officer’s employment, the executive will be entitled to receive a payout of up to 80 hours of the executive’s paid time off (PTO) balance. Upon termination of a named executive officer’s employment due to death or disability, our annual incentive plan provides that the annual bonus will be paid to the extent earned, pro-rated based on the number of days employed during the year. If five or more of the Ortelius Nominees are elected to the Board, it would constitute a change in control pursuant to certain of our executive compensation plans, including our 2014 Omnibus Incentive Plan, our 2024 Omnibus Incentive Plan (and the award agreements under each such plan), and the Severance Policy.

62

Potential Payments Upon Termination or Change in Control

Payment in Connection with Ms. Baier’s Departure

In connection with Ms. Baier’s departure from the Company on April 13, 2025, she entered into a separation agreement pursuant to which she will receive the severance payments and benefits, including certain equity award acceleration and continued vesting, she is entitled to receive upon an involuntary termination of employment without cause as set forth in her employment agreement and her award agreements. Ms. Baier is also entitled to receive outplacement services for six months up to $10,000 under her separation agreement. Ms. Baier’s employment agreement provides for the following severance and benefits upon a termination of employment by us without cause, other than within 18 months following a change in control: (i) 150% of her base salary and target annual bonus opportunity for 2025, which will be paid in equal periodic installments on our regular payroll dates over 18 months; (ii) a pro-rata annual bonus for 2025 to the extent earned under the terms of our 2025 annual incentive plan based on the number of days of her service during 2025, and (iii) if then eligible for, and she elects continuation of health coverage under COBRA, we will pay the employer portion of her COBRA premium payments for 18 months as if she were still an active employee (the “COBRA Benefits”).

Pursuant to Ms. Baier’s separation agreement, payments of such severance pay and benefits were conditioned on Ms. Baier having signed and returned an effective waiver and release of claims and continuing to comply with all applicable restrictive covenants. She was also required to acknowledge in such release that all restrictive covenants to which she is a party will remain in force for the period specified in such covenants. A breach of such covenants will result in the cessation of severance pay and benefits and may result in her being required to repay certain severance pay and benefits already provided as well as certain costs and expenses. Ms. Baier’s employment agreement contains non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants. The non-competition restrictions will continue in effect for one year following her separation. The non-solicitation restrictions will continue in effect for two years following her separation. The confidentiality and mutual non-disparagement obligations will continue to apply indefinitely. Ms. Baier’s long-term incentive awards also contain non-competition, non-solicitation, confidentiality, and mutual non-disparagement covenants.

Treatment of Ms. Baier’s outstanding equity awards will be as provided in the applicable award agreement governing such awards related to an involuntary termination of employment without cause, as described below. Upon her departure, a total of 614,921 outstanding time-based RSUs immediately vested, with all remaining time-based RSUs being immediately forfeited. With respect to her outstanding performance-based long-term incentive awards, the following table outlines the portion of each award that is eligible to continue vesting in the future based on (and subject to) the Company’s performance relative to the performance targets for such awards and the portion that was immediately forfeited on the date of her departure.

	Portion of Performance-Based Long-Term Incentive Award Eligible to Vest	Portion of Performance Based Long-Term Incentive Award Forfeited

2022 Performance-Based RSUs	92,273	–

2023 Performance-Based RSUs	123,783	–

2023 Performance-Based Cash Award	$ 1,091,094	$ 156,250

2024 Performance-Based RSUs	165,610	132,482

2025 Performance-Based RSUs	156,932	313,878

2025 PROXY STATEMENT	63

Executive Compensation

Severance Policy

Each of the named executive officers, other than Ms. Baier, participates in the Severance Policy. Messrs. Kaestner and Hicks are party to separate letter agreements with us dated effective as of August 6, 2010, which provide for certain modifications of the Severance Policy as it applies to each of them, described further below. The table below sets forth the severance pay and benefits available under the Severance Policy, as it was amended and restated effective February 10, 2022, for the participating named executive officers assuming a “separation from service” (as defined in the Severance Policy) without cause or, within 18 months following a change in control, without cause or for good reason.

Separation without Cause Not within 18 Months Following Change in Control	Separation without Cause or for Good Reason within 18 Months Following Change in Control

•  100% of base salary and target annual bonus payable over 12 months following separation

•  Pro-rated annual bonus for the year of termination to the extent earned, payable when such bonus would otherwise be due

•  COBRA Benefits for 12 months

•  150% of base salary and target annual bonus payable in a lump sum upon separation

•  Pro-rated target annual bonus for the year of separation payable in a lump sum upon such separation

•  COBRA Benefits for 18 months

Pursuant to Mr. Kaestner and Mr. Hicks’ 2010 respective letter agreements, if either of them separates from service for good reason otherwise than within 18 months following a change in control, each will be eligible to receive 100% of his annual salary and 75% of his target annual bonus payable over 12 months following separation.

Payments of the foregoing severance pay and benefits under the Severance Policy are conditioned upon the executive having signed and returned an effective waiver and release of claims in a form satisfactory to us, the executive having executed and delivered an enforceable non-competition covenant acceptable to the Company with a duration of 12 months following termination of employment, and the executive continuing to comply with all applicable restrictive covenants. The executive must acknowledge in the waiver and release that all restrictive covenants, including the foregoing non-competition covenant and covenants contained in long-term incentive award agreements to which he or she is a party will remain in force for the period specified in such covenants. A breach of such covenants will result in the cessation of severance pay and benefits and may result in such executive’s being required to repay certain severance pay and benefits already provided as well as certain costs and expenses. If payments pursuant to the Severance Policy are not deductible by us under Section 280G of the Internal Revenue Code, such payments shall be reduced (or repaid) in order to ensure our deduction of payments in connection with a change in control.

64

Potential Payments Upon Termination or Change in Control

Outstanding Long-Term Incentive Award Agreements

Time-Based Long-Term Incentive Awards Granted in 2022 to 2025

With respect to time-based RSUs granted in 2022 to 2025: (i) if an executive’s employment is terminated by us without cause or due to death or disability, the next tranche of unvested RSUs will vest upon such termination and be settled within 30 days, and the remaining outstanding RSUs will immediately be forfeited; provided that such acceleration upon termination due to disability will not apply unless the executive provided services on at least one day in the one-year period immediately preceding the vesting date of such next tranche; (ii) upon the occurrence of a change in control in which the outstanding RSUs are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding RSUs immediately prior to the change in control, such outstanding RSUs will vest and be settled upon consummation of the change in control; and (iii) in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the Severance Policy) within 12 months following a change in control in which such outstanding RSUs were assumed, continued, or substituted, all RSUs outstanding at the time of such termination will vest upon such termination and be settled within 30 days. In addition, with respect to time-based RSUs granted beginning in 2024 to the NEOs, if an executive who is age 60 years or older and has five (5) years of service with the Company provides no less than six (6) months written notice to the Company of their anticipated retirement, any unvested RSUs outstanding on the date of retirement will continue to vest (without the requirement of continued employment) as follows: (i) for a retirement date prior to the first anniversary of the date of grant, unvested RSUs will continue to vest on each annual vesting date in a pro rata amount equal to the percentage of full months employed since the grant date divided by 12 (with the remaining unvested RSUs immediately forfeited on the retirement date) and (ii) for a retirement date that occurs on or after the first anniversary of the date of grant, 100% of the unvested RSUs will continue to vest on each annual vesting date. In connection with Mr. Hicks’ pending retirement from the Company on May 21, 2025, the Committee has elected to waive the six month notice requirement for retirement pursuant to Mr. Hicks’ outstanding 2024 and 2025 long-term incentive awards. Accordingly, such awards (or applicable portions thereof) will be eligible for continued vesting in accordance with their terms following his retirement.

Performance-Based RSUs Granted in 2022

With respect to performance-based RSUs granted in 2022, for which the first three tranches were eligible to vest on February 27, 2025 and the fourth tranche is eligible to vest on February 27, 2026, if an executive’s employment is terminated by us without cause or due to death or disability, the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that occurred on or prior to February 27, 2023; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurred after February 27, 2023 and on or prior to February 27, 2024; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurred after February 27, 2024 and on or prior to February 27, 2025; and 100% of the fourth tranche for such termination that occurs after February 27, 2025. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

2025 PROXY STATEMENT	65

Executive Compensation

Performance-Based RSUs Granted to Ms. Baier in 2023

With respect to performance-based RSUs granted in 2023 to Ms. Baier, for which all three tranches are eligible to vest on February 27, 2026, as a result of Ms. Baier’s departure, which was treated as a termination of employment by us without cause, the following percentages of the applicable tranches that were outstanding effective on the date of such termination of employment will remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche, second tranche, and third tranche.

Under the terms of such outstanding award, upon the occurrence of a change in control, such outstanding award will vest and be settled upon consummation of the change in control. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based Cash Award Granted to Ms. Baier in 2023

With respect to the performance-based cash award granted to Ms. Baier in 2023 for which the first three tranches are eligible to vest on February 27, 2026 and the fourth tranche is eligible to vest on February 27, 2027, as a result of Ms. Baier’s departure, which was treated as a termination of employment by us without cause, the following percentages of the applicable tranches that were outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional cash amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche.

Under the terms of such outstanding award, upon the occurrence of a change in control, such outstanding award will vest and be settled upon consummation of the change in control. The amount of outstanding cash with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based RSUs Granted to Named Executive Officers (other than Ms. Baier) in 2023

With respect to performance-based RSUs granted in 2023 to the named executive officers (other than Ms. Baier), for which the first three tranches are eligible to vest on February 27, 2026 and the fourth tranche is eligible to vest on February 27, 2027, if an executive’s employment is terminated by us without cause or due to death or disability, the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: 100% of the first tranche and 25% of the fourth tranche for such termination that occurred on or prior to February 27, 2024; 100% of the first tranche and second tranche, and 50% of the fourth tranche, for such termination that occurred after February 27, 2024 and on or prior to February 27, 2025; 100% of the first tranche, second tranche, and third tranche, and 75% of the fourth tranche, for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026; and 100% of the fourth tranche for such termination that occurs after February 27, 2026. However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control.

66

Potential Payments Upon Termination or Change in Control

If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

Performance-Based RSUs Granted to Named Executive Officers in 2024 and 2025

With respect to performance-based RSUs granted in 2024 and 2025 to the named executive officers, for which all four tranches are eligible to vest on February 27, 2027 and 2028, respectively, if an executive’s employment is terminated by us without cause or due to death or disability, the following percentages of the applicable tranches that are outstanding effective on the date of such termination of employment shall remain outstanding following such termination and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria as follows:

•

for RSUs granted in 2024: 100% of the first tranche and 33.33% of the fourth tranche for such termination that occurred on or prior to February 27, 2025; 100% of the first tranche and second tranche, and 66.67% of the fourth tranche, for such termination that occurs after February 27, 2025 and on or prior to February 27, 2026; and 100% of all of the tranches, for such termination that occurs after February 27, 2026; and

•

for RSUs granted in 2025: 100% of the first tranche and 33.33% of the fourth tranche for such termination that occurs on or prior to February 27, 2026; 100% of the first tranche and second tranche, and 66.67% of the fourth tranche, for such termination that occurs after February 27, 2026 and on or prior to February 27, 2027; and 100% of all of the tranches, for such termination that occurs after February 27, 2027.

However, with respect to termination of employment due to disability, if the executive did not provide services on at least one day in the one-year period immediately preceding the later date of the applicable clause above, then the treatment of the outstanding tranches will be as set forth in the earlier clause for which the executive provided services at least one day in the one-year period immediately preceding the later date set forth in such clause.

Under the terms of such outstanding awards, upon the occurrence of a change in control in which the outstanding awards are not assumed, continued, or substituted with an award relating to a publicly-traded security of the acquiror (or the Company) on the same terms and conditions that were applicable to the outstanding awards immediately prior to the change in control, such outstanding awards will vest and be settled upon consummation of the change in control. If such outstanding awards are so assumed, continued, or substituted, the amount of then outstanding awards will continue to vest conditioned only upon continued employment. With respect to such assumed, continued, or substituted awards, in the event an executive’s employment is terminated by us without cause or by the executive for good reason (as defined in the Severance Policy) within 12 months following a change in control, all awards outstanding at the time of such termination will vest upon such termination and be settled within 30 days. The number of outstanding RSUs with respect to each tranche of the award for which the performance period has concluded at the time of such change in control will be such amount as determined after application of the applicable performance objective (including any additional award amounts resulting from our performance for a completed performance period), and will be deemed to be the target amount if such performance period has not concluded at the time of such change in control.

2025 PROXY STATEMENT	67

Executive Compensation

In addition, with respect to performance-based RSUs granted beginning in 2024 to the named executive officers, if an executive who is age 60 years or older and has five (5) years of service with the Company provides no less than six (6) months written notice to the Company of their anticipated retirement, the following percentages of the applicable tranches that are outstanding effective on the date of such retirement shall remain outstanding following such retirement and shall be eligible to vest (including any additional award amounts resulting from our performance) subject to the achievement of the applicable performance criteria: for a retirement that occurs prior to the first anniversary of the date of grant, a percentage equal to the number of full months worked since the grant date divided by 12 (with the remaining percentage of the tranches to be forfeited upon retirement) and for a retirement that occurs on or after the first anniversary of the date of grant, 100% of the tranches. In connection with Mr. Hicks’ pending retirement from the Company on May 21, 2025, the Committee has elected to waive the six month notice requirement for retirement pursuant to Mr. Hicks’ outstanding 2024 and 2025 long-term incentive awards. Accordingly, such awards (or applicable portions thereof) will be eligible for continued vesting in accordance with their terms following his retirement.

Definitions of Change in Control, Cause and Good Reason

Under the Severance Policy, and our 2014 Omnibus Incentive Plan, a “change in control” shall be deemed to have occurred if (a) any person becomes the beneficial owner of securities representing fifty percent (50%) or more of the combined voting power of our outstanding securities (not including in the securities beneficially owned by such person any securities acquired directly from us or any of our affiliates); (b) if the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who were directors on June 5, 2014 and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds of the directors then still in office who either were directors on June 5, 2014 or whose appointment, election or nomination for election was previously so approved or recommended; (c) we or any of our subsidiaries merge or consolidate with any other corporation, except when the individuals who comprise the Board immediately prior to the transaction constitute at least a majority of the Board of Directors of the surviving entity (or its ultimate parent); or (d) our stockholders approve a plan of liquidation or dissolution or we complete the sale of all or substantially all of our assets (other than a sale to an entity, at least fifty percent (50%) of the combined voting power of the securities of which are owned by our stockholders after the transaction in substantially the same proportions as their ownership of us prior to the transaction, or other than a sale immediately following which the individuals who comprise the Board immediately prior to the transaction constitute at least a majority of the Board of Directors of the entity to which the assets are sold (or its ultimate parent)). In any event, a “change of control” shall not be deemed to have occurred by virtue of the consummation of any transaction (or series of integrated transactions) immediately following which our stockholders prior to the transaction(s) continue to have substantially the same proportionate ownership in any entity which owns all or substantially all of the assets of the us immediately following such transaction(s).

Under our 2024 Omnibus Incentive Plan, unless otherwise provided by the plan administrator or the Board or evidenced in an award document, in the event that (i) a “change in control” (as defined below) occurs and (ii) either (x) any outstanding award is not assumed, continued, or substituted in connection with the change in control or (y) any outstanding award is assumed, continued, or substituted in connection with the change in control and a participant’s employment or service is terminated by us or any of our successors or affiliates without cause within 12 months following the change in control, then, in any such event, (a) any unvested or unexercisable portion of any award carrying a right to exercise will become fully vested and exercisable, and (b) the restrictions, deferral limitations, payment conditions and forfeiture conditions applicable to any award will lapse and such unvested awards will be deemed fully vested, and any performance conditions imposed with respect to awards that are performance-based will be deemed to be fully achieved at target performance levels. In addition, the Board and/or plan administrator may, in its discretion, provide for cancellation of any outstanding awards not assumed, continued, or substituted at the time of a change in control in exchange for cash, property, or a combination thereof as determined by the Board and/or plan administrator, provided that such consideration shall be at least equal to the value of any consideration that would be received in such change in control by the holders of our equity securities relating to such awards over the exercise price or purchase price (if any) for such awards.

68

Potential Payments Upon Termination or Change in Control

In addition, our 2024 Omnibus Incentive Plan provides that, in connection with a change in control, the Board and/or the plan administrator may cancel stock options and SARs with an exercise price that is equal to or in excess of the fair market value of a common share in such change in control without any consideration being paid.

For purposes of our 2024 Omnibus Incentive Plan, the term “change in control” generally means the occurrence of any of the following, in summary: (a) any person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of our equity securities (not including in the equity securities beneficially owned by such person and any equity securities acquired directly from the Company or any of its Affiliates) representing fifty percent (50%) or more of the combined voting power of our then outstanding equity securities; or (b) the following individuals cease for any reason to constitute a majority of the number of directors then serving on the Board: individuals who, on June 18, 2024, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by our stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on June 18, 2024 or whose appointment, election or nomination for election was previously so approved or recommended; or (c) the consummation of any cash tender or exchange offer, reorganization, merger, consolidation, or other business combination transaction, pursuant to which the beneficial owners of our equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or (d) the consummation of any (i) sale, transfer, exchange or other disposition of all or substantially all of our assets pursuant to which the beneficial owners of our outstanding equity securities immediately prior to such transaction do not (either directly or indirectly) own a majority of the outstanding equity securities entitled to vote generally in the election of directors of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction; or (ii) liquidation or dissolution of the Company.

Under the Severance Policy, “cause” means (a) conviction of, guilty plea concerning or confession of any felony; (b) any act of fraud, theft or embezzlement committed by the executive in connection with our or our subsidiaries’ business; (c) any material breach of any reasonable and lawful rule or directive; (d) the gross or willful neglect of duties or gross misconduct by the executive; or (e) the habitual use of drugs or habitual, excessive use of alcohol to the extent that any of such uses in the Board’s good faith determination materially interferes with the performance of the executive’s duties. Under the 2014 Omnibus Incentive Plan or 2024 Omnibus Incentive Plan, unless otherwise defined in an employment agreement applicable to the executive, “cause” means the continued failure of the executive to substantially perform his or her duties and obligations, the executive’s fraud or material dishonesty against us, or the executive’s conviction or plea of guilty or nolo contendere for the commission of a felony or a crime involving material dishonesty.

Under the Severance Policy, “good reason” means the occurrence, without the executive’s written consent, of any of the following circumstances, unless such circumstances are fully corrected by us within thirty (30) days following written notice by the executive that he or she intends to terminate employment for one of the reasons set forth below: (i) the failure by us to pay to the executive any portion of his or her base salary or bonus within thirty (30) days of the date such compensation is due; (ii) the relocation of the executive’s principal office to a location outside a fifty (50) mile radius from the executive’s present principal office location; or (iii) the executive is assigned duties, compensation or responsibilities that are materially and significantly reduced with respect to the scope or nature of his or her duties, compensation and/or responsibilities.

2025 PROXY STATEMENT	69

Executive Compensation

Impact on Our Outstanding Debt and Other Agreements Where a Majority of Current Board Members are Not Re-Elected

If five or more of the Ortelius Nominees are elected as directors such that they constitute a majority of the Board, it would constitute a “change of control” under the agreements governing a material portion of our outstanding debt, unless our Board approves the election of such nominees in advance.

Specifically, the Company is party to a Master Credit Facility Agreement (Seniors Housing), dated as of April 30, 2015, by and among the borrowers party thereto and PNC Bank, National Association, Master Credit Facility Agreement (Seniors Housing), dated as of August 27, 2015, by and among the borrowers party thereto and Berkadia Commercial Mortgage LLC, as amended, Master Credit Facility Agreement (Seniors Housing), dated as of December 20, 2016, by and among the borrowers party thereto and Prudential Multifamily Mortgage, LLC, Master Credit Facility Agreement (Seniors Housing), dated as of April 2, 2017, by and among the borrowers party thereto and Grandbridge Real Estate Capital LLC, Master Credit Facility Agreement (Seniors Housing), dated as of July 11, 2017, by and among the borrowers party thereto and Berkadia Commercial Mortgage LLC, Master Credit Facility Agreement (Seniors Housing), dated as of August 31, 2017, by and among the borrowers party thereto and Jones Lang LaSalle Multifamily LLC, as amended, four (4) Multifamily Loan and Security Agreements – Seniors Housing, dated as of February 27, 2025, by and between the applicable borrower party thereto and CBRE Capital Markets, Inc., twenty-seven (27) Multifamily Loan and Security Agreements – Seniors Housing, dated as of September 9, 2020, by and between the applicable borrower party thereto and Berkley Point Capital LLC d/b/a Newmark Knight Frank, sixteen (16) Multifamily Loan and Security Agreements – Seniors Housing, dated as of August 31, 2020, by and between the applicable borrower party thereto and Capital One, National Association, a Master Multifamily Loan and Security Agreement – Seniors Housing, dated as of May 7, 2019, by and among the borrowers party thereto and KeyBank National Association and Revolving Credit Agreement, dated as of December 11, 2020, by and among the borrowers party thereto and Capital One, National Association, as agent, as amended (collectively, the “Specified Debt Agreements”).

Under each of the Specified Debt Agreements, which in the aggregate accounts for approximately $2.3 billion of our outstanding debt and $33.7 million of letters of credit, a change of control would occur if the percentage of the Board required for decision-making is replaced within a one-year period and such replacement directors are not approved by at least a majority of the directors in place at the beginning of such period (a “Debt Change in Control”). A Debt Change in Control would result in an event of default under each such agreement and trigger a cross-default under a Facilities Agreement, dated as of November 21, 2024, by and between the Company and CLIF 2023-1 LLC and Revolving Credit Agreement, dated as of December 11, 2020, by and among the borrowers party thereto and Capital One, National Association, as agent, as amended, which has $53.7 million of letters of credit and no cash borrowings outstanding. Whether such default is directly stated or indirectly triggered via cross-default, the lender thereunder would have the right to exercise remedies in accordance with the terms of the agreements, including the acceleration of all obligations thereunder.

Under the Second Amended and Restated Master Lease and Security Agreement, dated February 1, 2020, between certain affiliates of the Company (as “Lessees”) and certain affiliates of Omega Healthcare Investors, Inc. (as “Lessors”), as the same has been further amended (the “Omega Master Lease”), the occurrence of any default and acceleration of any indebtedness of the Company for borrowed money with an outstanding principal amount of $25,0000,000 would also constitute a “Master Lease Event of Default” (as defined in the Omega Master Lease). Upon such Master Lease Event of Default, the Lessors would have all rights and remedies available at law, including terminating the Omega Master Lease in its entirety, recovering damages (including all of Lessors’ reasonable attorneys’ fees and expenses as a result of the default), removing Lessees (and their personal property) from the facilities, and having a security interest in Lessees’ personal property and intangible property so that Lessors can operate or re-let the facilities for their primary intended use. In addition, various provisions within the Omega Master Lease would be triggered after a Master Lease Event of Default, including that the Lessors could charge the Lessees for inspections of the properties, the Lessors would no longer be obligated to reimburse Lessees for certain planned capital refurbishment projects, the Lessees would no longer be able to trigger extension rights, and the Lessees would no longer be permitted to enter into certain otherwise permitted transfers.

70

Impact on Our Outstanding Debt and Other Agreements Where a Majority of Current Board Members are Not Re-Elected

On May 14, 2025, the Board determined that it was in the best interest of all stockholders to approve the Ortelius Nominees for the limited purpose of avoiding triggering any change of control provisions under the Specified Debt Agreements. The Board also instructed management to send a letter to the relevant counterparties to the Specified Debt Agreements, notifying them of the actions taken by the Board. While the Board has approved the Ortelius Nominees for the limited purpose of avoiding triggering certain change of control provisions under the Specified Debt Agreements, the Board opposes the election of the Ortelius Nominees, believes their election is not in the best interest of the Company’s stockholders and recommends that stockholders support all eight of the Board’s director nominees on the Company’s BLUE proxy card.

Compensation Committee Interlocks and Insider Participation

During 2024, Dr. Asher, Mses. Freed and Warren, and Mr. Bumstead served on the Committee. None of these persons has been an officer or employee of us or any of our subsidiaries during or prior to their service on the Committee. In addition, there are no relationships among our executive officers, members of the Committee, or entities whose executives serve on the Board or the Committee that require disclosure under applicable SEC regulations.

Pay Ratio

For 2024, the ratio of the total annual compensation of Ms. Baier as reported in the “Total” column of the Summary Compensation Table ($9,793,423) to the median of the annual total compensation of all of our other employees was 332:1. The median of the annual total compensation of our employees, other than Ms. Baier, including part-time employees, was $29,523 for 2024. We identified the median employee using our employee population of approximately 36,000 employees as of December 31, 2024, approximately 32% of whom were part-time. In accordance with SEC rules for calculating the ratio, we did not make any full-time equivalent adjustments to compensation of our part-time employees or any adjustments to Ms. Baier’s compensation to reflect amounts actually earned, or not earned, for 2024 performance.

Consistent with the prior year, to identify the median employee, we used amounts reported in box 5 of wage statements on Form W-2 as our consistently applied compensation measure. We then calculated the annual total compensation for the identified employee in accordance with the requirements of the Summary Compensation Table (including matching contributions to our 401(k) Plan and premiums on Company-provided life and disability insurance). For the 2024 pay ratio calculations, as allowed by SEC rules, we use the same methodology used for 2023 to make annualized adjustments to compensation for full-time and part-time employees who only served a partial year as a result of joining the Company during 2024.

2025 PROXY STATEMENT	71

Executive Compensation

Pay Versus Performance Disclosure
In accordance with SEC rules, we prepared the analysis set forth below of the relationship between the compensation actually paid to our CEO and other named executive officers, and certain financial performance measures over the last five fiscal years.
Pay versus Performance Disclosure Table

Year	Summary Compensation Table Total for CEO (1)	Compensation Actually Paid to CEO (2)	Average Summary Compensation Table Total for Non-CEO NEOs (1)	Average Compensation Actually Paid to Non-CEO NEOs (2)	Value of Initial Fixed $100 Investment Based On:			RevPAR
					Total Shareholder Return (3)	Peer Group Total Shareholder Return (3)	Net Income (Loss) (in ‘000s)

2024	$9,793,423	$6,395,973	$1,588,863	$1,120,402	$69.19	$146.87	$(201,994)	$4,858

2023	$5,451,007	$12,772,899	$1,259,057	$1,636,071	$80.06	$143.18	$(189,070)	$4,577

2022	$6,645,889	$3,002,581	$1,451,986	$902,745	$37.55	$140.29	$(238,340)	$4,113

2021	$5,300,248	$5,953,982	$1,249,993	$1,123,296	$70.98	$143.09	$(99,364)	$3,734

2020	$7,087,470	$721	$2,009,592	$820,165	$60.94	$113.45	$81,945	$3,917

(1)	The CEO for each year reported was Ms. Baier. The other named executive officers, or NEOs, for each year reported are as follows:

•	2024: Ms. Kussow and Messrs. White, Kaestner, and Hicks

•	2023: Ms. Kussow and Messrs. White, Kaestner, and Hicks, and Steven E. Swain and Kevin W. Bowman

•	2022: Ms. Kussow and Messrs. White, Kaestner, Swain, and Bowman

•	2021: Messrs. Swain, Bowman, White, and Kaestner and Cindy R. Kent

•	2020: Messrs. Swain and White, Ms. Kent, and Mary Sue Patchett

72

Pay Versus Performance Disclosure

(2)
SEC rules require certain adjustments be made to the Summary Compensation Table totals to determine compensation actually paid as reported in the Pay versus Performance Disclosure Table above. The following table details the applicable adjustments that were made to determine compensation actually paid (all amounts are averages for the NEOs other than the CEO).

Year		Deduct Amount of “Stock Awards” from Summary Compensation Table	Increase for Fair Value at Year-End of Unvested Awards Granted During the Year	Change in Fair Value at Year-End from Prior Year-End of Unvested Awards Granted in Prior Years	Change in Fair Value as of Vesting Date from Prior Year-End of Awards Granted in Prior Years that Vested During the Year	Decrease for Prior Year-End Fair Value of Awards Granted in Prior Years that Forfeited During the Year	Total Adjustments

2024	CEO	$(5,107,316)	$3,553,739	$(1,893,221)	$49,348	$-	$(3,397,450)
	Other NEO	$(634,586)	$441,555	$(279,779)	$4,349	$-	$(468,461)

2023	CEO	$(3,193,334)	$6,053,858	$4,218,296	$243,072	$-	$7,321,892
	Other NEOs	$(363,221)	$687,502	$256,567	$27,183	$(231,017)	$377,014

2022	CEO	$(5,117,052)	$2,602,447	$(1,844,384)	$715,681	$-	$(3,643,308)
	Other NEOs	$(797,022)	$405,143	$(226,194)	$68,832	$-	$(549,241)

2021	CEO	$(2,765,005)	$2,803,031	$174,856	$440,852	$-	$653,734
	Other NEOs	$(462,496)	$338,623	$19,200	$50,293	$(72,317)	$(126,697)

2020	CEO	$(4,939,153)	$1,848,813	$(3,833,352)	$(163,057)	$-	$(7,086,749)
	Other NEOs	$(1,083,293)	$415,058	$(491,102)	$(30,090)	$-	$(1,189,427)

(3)
TSR is determined based on the market value on December 31 of the year reported of an initial fixed investment of $100 on December 31, 2019. The peer group TSR represents the TSR of the S&P Health Care index.

2025 PROXY STATEMENT	73

Executive Compensation

As described above in “Executive Compensation—Compensation Discussion & Analysis,” the Company utilizes several performance measures to align executive compensation with Company performance, not all of which are presented in this pay versus performance disclosure. The graphs below show the relationship of “compensation actually paid” to our CEO and other named executive officers to (i) the Company’s TSR and its Peer’s TSR, (ii) the Company’s net income (loss) and (iii) the Company’s RevPAR for each of the covered years.

74

Pay Versus Performance Disclosure

Most Important Performance Measures
For 2024, our Compensation Committee identified the performance measures listed below as the most important performance measures used by us to link compensation actually paid to our named executive officers for the year ended December 31, 2024 to company performance.

Performance Measures

Consolidated Portfolio Revenue per Available Unit (“RevPAR”)

Adjusted EBITDA

Same-Community RevPAR

Relative TSR

Key 3 Retention

Net Promoter Score

2025 PROXY STATEMENT	75

Proposal 2: Advisory Approval of Named Executive Officer Compensation

In accordance with the requirements of Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers as disclosed pursuant to the SEC’s executive compensation disclosure rules and set forth in this proxy statement. This disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables.

As described in greater detail elsewhere in this proxy statement, the Compensation Committee’s philosophy is to ensure market-competitive executive compensation opportunities through a program designed to emphasize pay for performance, align our executives’ long-term interests with those of our stockholders, and attract and retain key executives to execute on our strategy. At our 2024 annual meeting of stockholders, approximately 96% of the votes cast on the say-on-pay advisory vote were in favor of our executive compensation program, which the Compensation Committee believes affirmed our stockholders’ support of our executive compensation approach and provided assurance the program is reasonable and aligned with stockholder expectations.

While we continued to focus on steady and sustainable growth and made significant progress in 2024, our performance for the year was slightly below our budgeted expectations for some metrics. As a result, consistent with our pay-for-performance philosophy, our named executive officers’ realized compensation was less than the amounts targeted by the Compensation Committee in advance and as reported in the Summary Compensation Table for 2024. As a result of our performance, our named executive officers earned 82.5% of the target annual incentive opportunity. In addition, as described throughout this proxy statement, the performance-based long-term incentive awards previously granted to the named executive officers in 2022 had two tranches become eligible to vest for the year-over-year RevPAR growth target for the year ended December 31, 2024 and the 3-year relative TSR achievement for the three year period ended December 31, 2024. However, the second tranche of the performance-based long-term incentive awards previously granted in 2023 and first tranche granted in 2024 to the named executive officers were forfeited as a result of the failure to achieve the threshold level of year-over-year RevPAR growth for the year ended December 31, 2024. We believe the results under our 2024 executive compensation program underscore the pay-for-performance nature of the program.

At the 2025 Annual Meeting, the Board will request your advisory vote on the following resolution:

RESOLVED, that the compensation paid to the named executive officers, as disclosed in this proxy statement pursuant to the SEC’s executive compensation disclosure rules (which disclosure includes the Compensation Discussion and Analysis, the compensation tables and the narrative discussion that accompanies the compensation tables), is hereby approved.

This vote is advisory, which means it is not binding on us and will not be construed as overruling a decision by us, the Board or the Compensation Committee or creating or implying any additional fiduciary duty for any of them. In addition, the vote is not intended to address any specific element of compensation, but rather relates to the overall compensation of our named executive officers, as described in this proxy statement. Although the vote is non-binding, the Compensation Committee values the opinions expressed by stockholders and will consider the outcome of the vote when making future compensation decisions for named executive officers.

✔	The Board unanimously recommends that you vote “FOR” approval of the resolution.

76

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for 2025

Proposed Independent Registered Public Accounting Firm

In accordance with its charter, the Audit Committee has selected the firm of Ernst & Young LLP (“EY”) to be Brookdale’s independent registered public accounting firm for the year 2025 and has further directed that the Audit Committee’s appointment of EY be submitted for ratification by our stockholders at the Annual Meeting. If the stockholders do not ratify this appointment, the Audit Committee will re-evaluate its appointment of EY.

EY was also Brookdale’s independent registered public accounting firm for 2024 and has been Brookdale’s independent registered public accounting firm since 1993. Before selecting EY, the Audit Committee carefully considered EY’s qualifications as independent auditors for Brookdale. This included a review of its performance in prior years, as well as its reputation for integrity, competence in the fields of accounting and auditing, and the potential impact of changing independent auditors. The Audit Committee has expressed its satisfaction with EY in all of these respects. The Audit Committee’s review included inquiry concerning any litigation or regulatory matters involving EY and any proceedings by the SEC against the firm. In this respect, the Audit Committee has concluded that the ability of EY to perform services for Brookdale is in no way adversely affected by any such investigation or litigation. The Audit Committee’s review also included an assessment of whether the provision of any non-audit services is compatible with auditor independence. For 2023 and 2024, EY did not provide any such non-audit services.

The Audit Committee also oversees the work of EY, and EY reports directly to the Audit Committee in this regard. The Audit Committee is directly involved in the selection of any new lead engagement partner in connection with the mandated rotation of the lead engagement partner. The Audit Committee also reviews and approves EY’s annual engagement letter, including the proposed fees, and determines or sets the policy regarding all audit, and all permitted non-audit, engagements and relationships between Brookdale and EY. The Audit Committee also reviews and discusses with EY its annual audit plan, including the timing and scope of audit activities, and monitors the progress and results of the plan during the year.

A representative of EY will be present at the Annual Meeting, either in person or by teleconference, will have an opportunity to make a statement, and will be available to respond to appropriate questions from stockholders.

✔	The Board unanimously recommends that you vote “FOR” the ratification of the appointment of EY as Brookdale’s independent registered public accounting firm for 2025.

2025 PROXY STATEMENT	77

Proposal 3: Ratification of Appointment of Independent Registered Public Accounting Firm for 2025

Audit Fees, Audit-Related Fees, Tax Fees and All Other Fees

The following table shows information about the respective fees billed by EY during or related to the fiscal years ended December 31, 2024 and 2023.

	2024	2023

Audit Fees	$2,415,000	$2,160,000

Audit-Related Fees	$–	$–

Tax Fees	$–	$–

All Other Fees	$–	$–

Total	$2,415,000	$2,160,000

“Audit Fees” include fees for the audit of the Company’s annual consolidated financial statements, review of condensed consolidated financial statements included in the Company’s quarterly reports (Forms 10-Q), and fees for the audit of internal control over financial reporting. For 2024, this category also includes fees for the review of the offering document and issuance of a consent associated with our registration statement pertaining to the Company’s 2024 Omnibus Incentive Plan.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee has policies and procedures that require the pre-approval by the Audit Committee or one of its members of all fees paid to, and all services performed by, the Company’s independent registered public accounting firm. In the early part of each year, the Audit Committee approves the proposed services, including the nature, type, and scope of services contemplated and the related fees, to be rendered by any such firm during the year. In addition, pre-approval by the Audit Committee or one of its members is also required for those engagements that may arise during the course of the year that are outside the scope of the initial services and fees pre-approved by the Audit Committee. Pursuant to the Sarbanes-Oxley Act of 2002, the fees and services provided as noted in the table above were authorized and approved in compliance with the Audit Committee pre-approval policies and procedures described herein.

78

Audit Committee Report

Audit Committee Report

The Audit Committee has reviewed Brookdale’s audited consolidated financial statements as of and for the year ended December 31, 2024 and discussed these financial statements with Brookdale’s management, including a discussion of the quality and the acceptability of the accounting principles, the reasonableness of significant judgments and estimates, and the clarity and completeness of disclosures in the financial statements. As Brookdale’s independent registered public accounting firm, EY is responsible for performing an independent audit of Brookdale’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States) and for issuing a report on their audit of the financial statements. The Audit Committee’s responsibility is to monitor and review these processes. The Audit Committee has also reviewed and discussed with EY the audited financial statements, the matters required to be discussed under applicable auditing standards (including Auditing Standard No. 1301, “Communications with Audit Committees” issued by the Public Company Accounting Oversight Board), and other matters the Committee deemed appropriate. The Audit Committee has received the written disclosures and the letter from EY required by applicable requirements of the Public Company Accounting Oversight Board regarding EY’s communications with the Audit Committee concerning independence, and has discussed with EY such firm’s independence. The Audit Committee also considered whether the independent auditors’ provision of other, non-audit related services to Brookdale is compatible with maintaining such auditors’ independence.

Based on the review and discussions with management and EY described above, and its review of the representations and information provided by management and EY, the Audit Committee recommended to Brookdale’s Board of Directors that the audited financial statements be included in Brookdale’s Annual Report on Form 10-K for the year ended December 31, 2024 for filing with the SEC.

Respectfully submitted by the Audit Committee of the Board of Directors,

AUDIT COMMITTEE

Claudia N. Drayton, Chair

Elizabeth B. Mace

Lee S. Wielansky

2025 PROXY STATEMENT	79

Certain Relationships and Related Transactions

The Board has adopted a written Policy and Procedures with Respect to Related Person Transactions (the “Related Person Policy”). Pursuant to the terms of the Related Person Policy, we will enter into or ratify related person transactions only when the Audit Committee determines that the transaction in question is in, or is not inconsistent with, the best interests of the Company and our stockholders.

The Related Person Policy covers all transactions, arrangements or relationships (or any series of similar transactions, arrangements or relationships) in which the Company (including any of its subsidiaries) was, is or will be a participant and the amount involved exceeds $120,000, and in which any Related Person had, has or will have a direct or indirect material interest.

A “Related Person”, as defined in the Related Person Policy, means any person who is, or at any time since the beginning of the Company’s last year was, a director or executive officer of the Company or a nominee to become a director of the Company; any person who is known to be the beneficial owner of more than 5% of any class of the Company’s voting securities; any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the director, executive officer, nominee or more than 5% beneficial owner, and any person (other than a tenant or employee) sharing the household of such director, executive officer, nominee or more than 5% beneficial owner; and any firm, corporation or other entity in which any of the foregoing persons is employed or is a general partner or principal or in a similar position or in which such person has a 5% or greater beneficial ownership interest.

The Related Person Policy also requires Audit Committee pre-approval of proposed charitable contributions, or pledges of charitable contributions, by the Company to a charitable or non-profit organization for which a Related Person is actively involved in fundraising or otherwise serves as a director, trustee or in a similar capacity.

Except as set forth below, since December 31, 2023, there have not been any related person transactions that are required to be disclosed pursuant to Item 404(a) of Regulation S-K.

Transactions with Ventas

Ventas holds a warrant (the “Warrant”) to purchase shares of our common stock at a price per share of $3.00, which is exercisable at Ventas’ option at any time and from time to time, in whole or in part, until December 31, 2025. The Warrant initially covered the purchase of 16,300,000 shares of common stock. Since January 1, 2024, we have issued 5,522,710 shares of common stock upon the partial exercise of the Warrant by Ventas for 10,750,000 shares, net of shares withheld to satisfy the aggregate exercise price. As of the Record Date, the Warrant remains outstanding for the right to purchase 5,550,000 shares of our common stock. We issued the Warrant to Ventas in connection with restructuring our lease arrangements with Ventas on July 26, 2020. Since Ventas has the right to acquire such shares of common stock within 60 days, Ventas was deemed to beneficially own more than 5% of our outstanding common stock under Exchange Act rules and was therefore a Related Person until March 20, 2025.

We have a long-standing community leasing relationship with Ventas, which is currently our largest lessor. Accordingly, we have several commercial agreements with Ventas that involve amounts greater than $120,000. With respect to the period beginning January 1, 2024, such agreements included the following.

•

We continued to lease 120 communities and perform ancillary obligations under the Amended and Restated Master Lease and Security Agreement dated July 26, 2020, as amended by Amendment No. 1 dated April 15, 2021, Amendment No. 2 dated July 12, 2021, Amendment No. 3 dated July 15, 2022, Amendment No. 4 dated October 23, 2023, and Amendment No. 5 dated December 18, 2024 (the “Master Lease”).

80

Transactions with Ventas

Under the Master Lease, for the year ended December 31, 2024, we paid $110.6 million of cash facility lease payments to Ventas, and we reimbursed $1.2 million to Ventas for payment of real estate taxes on our behalf. Amendment No. 5 to the Master Lease entered into during 2024 provides that beginning January 1, 2026 we will continue to lease 65 communities and the remaining 55 communities that are not renewed will either be sold by Ventas or transitioned, with such transitions commencing on or after September 1, 2025. Aggregate annual minimum rent will be approximately $64 million effective January 1, 2026 with annual 3% escalators. Amendment No. 5 also provides that Ventas will fund capital expenditures at the communities of up to $35 million during the years 2025 to 2027, provided that, with respect to any such amounts funded by Ventas, the annual rent under the Amended Master Lease will prospectively increase by the amount of each reimbursement multiplied by the greater of (i) 8% and (ii) the United States 10-Year Treasury Rate plus 3.5%. No more than $15.0 million may be funded in each calendar year.

•

During 2024, we managed ten communities on behalf of Ventas pursuant to management agreements entered into during or prior to 2023, including five agreements entered into in connection with restructuring our lease arrangements with Ventas on July 26, 2020. One of the ten management agreements terminated pursuant to its terms in August 2024. The management agreements provide periodic management fee payments to us, primarily as a percentage of revenue, and reimbursement for costs and expense related to such communities. During the year ended December 31, 2024, we recognized approximately $2.6 million of management fees and were reimbursed for approximately $35.5 million of costs and expenses pursuant to such management agreements.

•

Ventas and its permitted transferees are entitled to certain customary registration rights with respect to the Warrant pursuant to the Registration Rights Agreement dated as of July 26, 2020, including underwritten offering, piggyback, and additional demand registration rights with respect to the shares underlying the Warrant.

Convertible Notes Transactions

Based on information included in Amendment No. 3 to Schedule 13G filed on January 8, 2024 and Amendment No. 2 to Schedule 13G filed on February 12, 2024, BlackRock, Inc. and/or its affiliates (“BlackRock”) and Deerfield Management Company, L.P. and/or its affiliates (“Deerfield”), respectively, were each, at the time of the transactions described below, deemed to be a beneficial owner of more than 5% of our common stock under Exchange Act rules, which make BlackRock and Deerfield Related Persons for purposes of these transactions.

•

On September 30, 2024, we entered into privately negotiated exchange and subscription agreements (the “Exchange and Subscription Agreements”) with certain holders, which included BlackRock and Deerfield (the “Investors”), of our outstanding 2.00% convertible senior notes due 2026 (the “2026 Notes”). On October 3, 2024, pursuant to the Exchange and Subscription Agreements, we issued $369.4 million aggregate principal amount of our 3.50% convertible senior notes due 2029 (the “2029 Notes”). Of the $206.7 million of 2026 Notes exchanged for $219.4 million of 2029 Notes, $171.9 million and $29.7 million of 2029 Notes were issued to Deerfield and BlackRock, respectively. We also paid BlackRock additional cash consideration in the amount of $0.6 million pursuant to the Exchange and Subscription Agreements. Additionally, Deerfield received $135.0 million of additional 2029 Notes for $129.0 million in cash, which was net of the additional cash consideration amount due to Deerfield.

•

On October, 3, 2024, we also entered into a Registration Rights Agreement in connection with the issuance of the 2029 Notes (the “Registration Rights Agreement”) with the Investors, pursuant to which the Investors are entitled to certain registration rights. Under the terms of the Registration Rights Agreement, we were required to prepare and file a registration statement, or a prospectus supplement to an effective registration statement, with the Securities and Exchange Commission no later than October 25, 2024, with respect to the shares of common stock for which the 2029 Notes may be converted. We filed a prospectus supplement to cover the shares of common stock in October 2024.

2025 PROXY STATEMENT	81

Certain Relationships and Related Transactions

Under the Registration Rights Agreement, we also agreed to indemnify the applicable Investor and certain indemnified persons against any losses, claims, damages, liabilities or expenses resulting from any untrue statement or omission of material fact in any registration statement pursuant to which it sells our common stock, unless such liability arose from the applicable Investor’s misstatement or omission, and the applicable Investor agreed to indemnify us against all losses caused by its misstatements or omissions. We will generally pay all reasonable expenses incurred in connection with registrations, filings or qualifications pursuant to its performance under the Registration Rights Agreement, other than underwriting discounts and commissions, if any, relating to the sale of its common stock under the Registration Rights Agreement.

•

Pursuant to the terms of the Registration Rights Agreement and an Expense Reimbursement Agreement with Deerfield entered into in September 2024, we reimbursed Deerfield for expenses or paid Deerfield’s expenses directly related to the transactions in the amount of $316,362.

The Audit Committee has reviewed and approved or ratified the foregoing transactions, including the ongoing obligations thereunder.

82

Stock Ownership Information

Stock Ownership Table

The following table sets forth, as of May 12, 2025, the total number of shares of our common stock beneficially owned, and the percent so owned, by (1) each person known by us to beneficially own more than 5% of our common stock, (2) each of our directors and named executive officers and (3) all current directors and executive officers as a group, based on 234,347,862 shares of our common stock outstanding as of that date (excluding RSUs and restricted shares, other than with respect to outstanding awards scheduled to vest within 60 days of that date for the respective individuals as described in footnote 1 below). Unless otherwise indicated, each of the beneficial owners listed has, to the Company’s knowledge, sole voting and investment power with respect to the indicated shares of common stock. Unless otherwise indicated, the address of each person named in the table is c/o Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027.

Name of Beneficial Owner	Number of Shares	Percentage

Named Executive Officers and Directors (1)

Denise W. Warren	201,104	*

Dawn L. Kussow	116,766	*

Chad C. White	307,848	*

H. Todd Kaestner	243,860	*

George T. Hicks	291,125	*

Jordan R. Asher	139,633	*

Frank M. Bumstead	532,506	*

Claudia N. Drayton	31,455	*

Mark Fioravanti	—	*

Victoria L. Freed	169,716	*

Joshua Hausman	—	*

Elizabeth B. Mace	31,455	*

Lee S. Wielansky	233,836	*

Lucinda M. Baier (2)	2,196,899	*

All current executive officers and directors as a group (16 persons)	2,443,563	1.04%

5% Stockholders

The Vanguard Group (3)	18,051,166	7.7%

Camber Capital Management (4)	17,168,525	7.3%

Deerfield Partners, L.P. (5)	14,793,264	6.3%

BlackRock, Inc. (6)	14,518,120	6.2%

Antipodes Partners Ltd (7)	13,684,500	5.8%

Flat Footed LLC (8)	11,401,757	4.9%

*	Less than 1%

2025 PROXY STATEMENT	83

Stock Ownership Information

(1)

Consists of shares of common stock held as of May 12, 2025; the following number of vested RSUs, which were issued at the director’s election in lieu of a portion of quarterly cash compensation or the annual grant of immediately vested shares for service as a director: Dr. Asher—23,214; Mr. Bumstead–51,998; and Ms. Freed–26,522; and the following number of restricted shares, which are eligible to vest on June 18, 2025, the one year anniversary of the directors’ election to the Board: Ms. Drayton—13,986 and Ms. Mace—13,986. The reported amounts exclude the following number of RSUs outstanding as of May 12, 2025 (assuming target performance for performance-based RSUs with performance periods that have not been completed): Ms. Kussow–539,840; Mr. White–381,627; Mr. Kaestner–266,885; Mr. Hicks—165,212; and all current executive officers as a group (excluding Ms. Warren)–1,705,566. The reported amounts for Ms. Warren exclude 158,730 RSUs outstanding as of May 12, 2025, which may vest as described under “Compensation Discussion and Analysis—2025 Compensation Decisions” above. The reported amounts for Mr. Fioravanti exclude 16,026 restricted shares, which are eligible to vest on April 13, 2026, the one year anniversary of his election to the Board. The reported amounts for Ms. Baier exclude the following number of performance-based RSUs that remain outstanding following her departure on April 13, 2025 (assuming the actual level of performance for completed performance periods and target performance for RSUs with a performance period that has not been completed): 538,598. Ms. Baier’s and Mr. White’s reported ownership includes unrestricted shares held in a joint account with her or his spouse.

(2)	On April 13, 2025, Ms. Baier ceased serving as our President and Chief Executive Officer and as a member of the Board.

(3)

Information regarding The Vanguard Group (“Vanguard”) is based solely on a Schedule 13G/A filed with the SEC on February 13, 2024 by Vanguard. Vanguard reported that it has shared voting power with respect to 114,749 shares, sole dispositive power with respect to 17,774,545 shares and shared dispositive power with respect to 276,621 shares. The address of the principal business office of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(4)

Information regarding Camber Capital Management LP (“Camber”) is based solely on a Schedule 13G/A filed with the SEC on February 14, 2025 by Camber and Stephen DuBois. Camber reported that it has shared voting and shared dispositive power with respect to the shares reported in the table. The address of the principal business office of Camber is 101 Huntington Avenue, Suite 2101, Boston, MA 02199.

(5)

Information regarding Deerfield Partners, L.P. (“Deerfield”) is based solely on a Schedule 13G/A filed with the SEC on February 12, 2024 by Deerfield, James E. Flynn, Deerfield Management Company, L.P. and Deerfield Mgmt, L.P. Deerfield reported that it has shared voting power and shared dispositive power with respect to the shares reported in the table. The address of the principal business office of Deerfield is 345 Park Avenue South, 12th Floor, New York, NY 10010.

(6)

Information regarding BlackRock, Inc. (“BlackRock”) is based solely on a Schedule 13G/A filed with the SEC on April 17, 2025 by BlackRock. BlackRock reported that it has sole voting power with respect to 14,295,912 shares and sole dispositive power with respect to 14,518,120 shares. The address of the principal business office of BlackRock is 50 Hudson Yards, New York, NY 10001.

(7)

Information regarding Antipodes Partners Ltd (“Antipodes”) is based solely on a Schedule 13G filed with the SEC on May 12, 2025 by Antipodes. Antipodes reported that it has sole voting and dispositive power with respect to the shares reported in the table. The address of the principal business office of Antipodes is Level 25, Australia Square Tower, 264 George Street, Sydney, Australia, NSW 2000.

(8)

Information regarding Flat Footed LLC (“Flat Footed”) is based solely on a Schedule 13G/A filed on February 14, 2025 by Flat Footed and Marc Andersen. Flat Footed reported that it has shared voting power and shared dispositive power with respect to the shares in the table. The address of the principal business office of Flat Footed is 3415 North Pines Way, Suite 205, Wilson, WY 83014.

84

Additional Information

Stockholder Proposals for 2026 Annual Meeting

Proposals of stockholders (other than director nominations) intended to be included in our proxy statement and form of proxy for the 2026 Annual Meeting must be received by the Company no later than January 14, 2026 and must meet the requirements as to form and substance set forth in the rules and regulations of the SEC, including Rule 14a-8. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included. Such proposals must be delivered or mailed to the Company’s Secretary at the address noted below.

Director nominations of stockholders intended to be included in our proxy statement and form of proxy card for the 2026 Annual Meeting under the proxy access provisions of our Bylaws must be received at our principal executive offices no earlier than December 15, 2025 and no later than January 14, 2026 (i.e., not less than 120 days nor more than 150 days prior to the first anniversary of the date we commenced mailing of our definitive proxy statement for the 2025 Annual Meeting). If the 2026 Annual Meeting is called for a date that is not within 30 days before or after July 11, 2026 (i.e., the first anniversary of the 2025 Annual Meeting date), notice of such director nominations must be received at our principal executive offices no earlier than 150 days before the 2026 Annual Meeting and no later than the later of 120 days before the 2026 Annual Meeting or the tenth day following the day on which public announcement of the date of the 2026 Annual Meeting is first made by us. Such nominations must be delivered or mailed to the Company’s Secretary at the address noted below.

Proposals and director nominations of stockholders intended to be considered at the 2026 Annual Meeting, other than by means of inclusion in our proxy statement and form of proxy card under Rule 14a-8 and our proxy access bylaws, must be received at our principal executive offices no earlier than March 13, 2026 and no later than the close of business on April 12, 2026 (i.e., not less than 90 days nor more than 120 days prior to the first anniversary of the date of the 2025 Annual Meeting). If the 2026 Annual Meeting is called for a date that is not within 25 days before or after July 11, 2026 (i.e., the first anniversary of the 2025 Annual Meeting date), the notice must be received at our principal executive offices no earlier than the close of business on the 90th day prior to the 2026 Annual Meeting and not later than the close of business on the later of the 60th day prior to the 2026 Annual Meeting or the tenth day following the day on which such notice of the date of the 2026 Annual Meeting is mailed or such public disclosure of the date of the 2026 Annual Meeting is made, whichever first occurs. Such proposals or nominations must be delivered or mailed to the Company’s Secretary at the address noted below.

In addition to satisfying the foregoing requirements under our Bylaws, to comply with the SEC’s universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than our director nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than May 12, 2026.

Stockholders submitting proposals or nominations using the foregoing procedures should deliver or mail the proposal or nomination, and all supporting information required by Rule 14a-8, Rule 14a-19 or our Bylaws, as applicable, to Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary. Stockholders who wish to submit a proposal or nomination are encouraged to seek independent counsel about requirements under SEC rules and our Bylaws. We will not consider any proposal or nomination that is not timely or otherwise does not meet the applicable requirements of Rule 14a-8, Rule 14a-19 or our Bylaws, and we reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal or nomination that does not comply with such requirements.

2025 PROXY STATEMENT	85

Additional Information

Solicitation Costs

The proxies being solicited hereby are being solicited by the Board of Directors of the Company. The cost of soliciting proxies in the enclosed form will be borne by the Company. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, 20th Floor, New York, NY 10022, to aid in the solicitation. For these and related advisory services, we will pay Innisfree a fee of approximately $650,000. Innisfree expects that approximately 50 of its employees will assist in the solicitation. The expense incurred by the Company to date in furtherance of, or in connection with, the solicitation is approximately $3.0 million. The Company anticipates that its total expenditures will be approximately $8.0 million. The actual amount could be higher or lower depending on the facts and circumstances arising in connection with this solicitation.

Directors, director nominees, and certain executive officers and employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. Certain additional information about the participants in the solicitation is set forth in Appendix A to this proxy statement.

Accessing our SEC Filings

We file annual, quarterly and special reports, proxy statements, and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and on the web site maintained by the SEC at www.sec.gov. Such information can also be accessed through the Investor Relations portion of our website at brookdaleinvestors.com.

A copy of the Company’s 2024 Annual Report may be obtained, without charge, by any stockholder to whom this proxy statement is sent, upon written request to Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary.

We may satisfy SEC rules regarding delivery of the proxy materials, including our proxy statements and annual reports by delivering only one set of proxy materials, as applicable, to multiple stockholders that share the same address, unless we have received contrary instructions in writing, a process known as “householding.” Upon oral or written request, we will deliver promptly a separate copy of proxy materials to a stockholder at a shared address to which a single copy of the proxy materials was delivered. If your shares are owned directly in your name with our transfer agent, Equiniti Trust Company, LLC, you may request a separate copy of the proxy materials for this Annual Meeting or for future meetings by notifying our Corporate Secretary at Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027, Attention: Secretary or (615) 221-2250. If you are a street name holder and wish to request a separate copy of the proxy materials, or you would like to receive only one copy of the proxy materials in the future, you should contact your bank, broker or other nominee.

86

Appendix A: Supplemental Information Regarding Participants in the Election

Brookdale, its directors, its director nominees and certain of its executive officers and employees are participants in the solicitation of proxies in connection with the Annual Meeting. We estimate that approximately 9 of our employees will assist in the proxy solicitation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock. Appendix A sets forth information relating to certain of Brookdale’s directors, director nominees, and certain executive officers and employees who are considered “participants” in Brookdale’ solicitation under the rules of the SEC by reason of their position as directors of Brookdale or because they may be soliciting proxies on Brookdale’s behalf (collectively, the “Participants”).

Directors and Nominees

The principal occupations of our directors and director nominees, are described in the section titled “Director Nominees” or the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A filed with the SEC on April 29, 2025. The names of our directors and director nominees are below. The business address of each of the directors and director nominees is c/o Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027.

Name
Denise W. Warren	Jordan R. Asher	Frank M. Bumstead
Claudia N. Drayton	Mark Fioravanti	Victoria L. Freed
Joshua Hausman	Elizabeth B. Mace	Lee S. Wielansky

Officers and Employees

The principal occupations of our executive officers and employees who are considered Participants are set forth below. The principal occupation refers to such person’s position with the Company and the business address for each person is c/o Brookdale Senior Living Inc., 105 Westwood Place, Suite 400, Brentwood, Tennessee 37027.

Name	Title

Denise W. Warren	Interim Chief Executive Officer and Chairman; member of the Office of the CEO

Dawn L. Kussow	Executive Vice President and Chief Financial Officer; member of the Office of the CEO

Chad C. White	Executive Vice President, General Counsel and Secretary; member of the Office of the CEO

H. Todd Kaestner	Executive Vice President – Corporate Development and President – CCRCs

George T. Hicks	Executive Vice President – Finance and Treasurer

Jaclyn C. Pritchett	Executive Vice President – Human Resources

Benjamin J. Ricci	Division Vice President – East

Ray M. Leisure	Division Vice President – West

Jessica L. Hazel	Vice President – Investor Relations

2025 PROXY STATEMENT	A-1

Appendix A: Supplemental Information Regarding Participants in the Election

Information Regarding Ownership of the Company’s Securities by Participants

The number of shares of common stock of the Company held as of May 12, 2025 by the Participants who are directors or named executive officers is set forth in the section titled “Stock Ownership Table” of this proxy statement.

The following table sets forth the number of shares of common stock of the Company held as of May 12, 2025 by the additional officers and employees of the Company who are deemed Participants in our solicitation of proxies. The Company is unaware of any Participant who owns any securities of the Company of record that such Participant does not own beneficially, except as described in this proxy statement.

Name	Amount and Nature of Beneficial Ownership

Jaclyn C. Pritchett	58,477

Benjamin J. Ricci	74,980

Ray M. Leisure	10,802

Jessica L. Hazel	44,439

Information Regarding Transactions in Brookdale’s Securities by Participants—Last Two Years

The following table sets forth information regarding purchases and sales of Brookdale’s securities by each Participant from April 1, 2023 to May 12, 2025. Unless otherwise indicated, all transactions were in the public market or pursuant to our equity compensation plans and none of the purchase price or market value of these securities is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name	Transaction Date	Number of Shares	Acquisition (A)/ Disposition (D) Code	Transaction Codes(1)

Denise W. Warren	2/15/2024	23,214	A	A

	2/12/2025	32,454	A	A

	4/27/2025	158,730	A	A

Jordan R. Asher	11/16/2023	5,000	D	G

	2/15/2024	23,214	A	A

	5/22/2024	7,000	D	G

	8/28/2024	7,000	D	G

	2/12/2025	32,454	A	A

Frank M. Bumstead	4/1/2023	9,745	A	A

	7/1/2023	6,812	A	A

	10/1/2023	6,944	A	A

	1/1/2024	5,283	A	A

	2/15/2024	23,214	A	A

	2/23/2024	1,000	A	P

	2/12/2025	32,454	A	A

A-2

Information Regarding Transactions in Brookdale’s Securities by Participants—Last Two Years

Name	Transaction Date	Number of Shares	Acquisition (A)/ Disposition (D) Code	Transaction Codes(1)

Claudia N. Drayton	8/5/2024	13,986	A	A

	2/12/2025	17,469	A	A

Mark Fioravanti	4/17/2025	16,026	A	A

Victoria L. Freed	2/15/2024	23,214	A	A

	2/12/2025	32,454	A	A

Elizabeth B. Mace	8/5/2024	13,986	A	A

	2/12/2025	17,469	A	A

Lee S. Wielansky	2/15/2024	23,214	A	A

	12/5/2024	10,000	D	S

	2/12/2025	32,454	A	A

	3/7/2025	10,000	D	S

George T. Hicks	2/15/2024	23,848	A	A

	2/15/2024	17,601	A	A

	2/27/2024	9,140	D	F

	3/6/2024	9,140	A	P

	2/12/2025	30,426	A	A

	2/12/2025	15,422	A	A

	2/27/2025	15,130	D	F

H. Todd Kaestner	2/15/2024	38,554	A	A

	2/15/2024	26,647	A	A

	2/27/2024	19,902	D	F

	2/12/2025	52,232	A	A

	2/12/2025	23,134	A	A

	2/27/2025	37,538	D	F

Dawn L. Kussow	2/15/2024	79,492	A	A

	2/15/2024	20,116	A	A

	2/27/2024	21,600	D	F

	2/12/2025	141,988	A	A

	2/12/2025	4,393	A	A

	2/27/2025	34,758	D	F

Ray M. Leisure	2/15/2024	13,514	A	A

	2/27/2024	5,679	D	F

	10/28/2024	7,684	A	A

	2/12/2025	38,033	A	A

	2/27/2025	6,858	D	F

2025 PROXY STATEMENT	A-3

Appendix A: Supplemental Information Regarding Participants in the Election

Name	Transaction Date	Number of Shares	Acquisition (A)/ Disposition (D) Code	Transaction Codes(1)

Jaclyn C. Pritchett	5/20/2023	574	D	F

	2/15/2024	18,283	A	A

	2/15/2024	13,201	A	A

	2/27/2024	7,322	D	F

	3/1/2024	1,911	D	F

	2/12/2025	24,848	A	A

	2/12/2025	11,568	A	A

	2/27/2025	7,842	D	F

	3/1/2025	10,063	D	F

Benjamin J. Ricci	8/20/2023	284	D	F

	2/15/2024	34,579	A	A

	2/15/2024	6,056	A	A

	2/27/2024	12,792	D	F

	8/20/2024	283	D	F

	2/12/2025	38,033	A	A

	2/12/2025	4,499	A	A

	2/27/2025	13,178	D	F

Chad C. White	2/15/2024	55,644	A	A

	2/15/2024	38,749	A	A

	2/27/2024	17,805	D	F

	2/12/2025	72,516	A	A

	2/12/2025	33,417	A	A

	2/27/2025	33,327	D	F

	3/6/2025	25,000	D	G

Jessica L. Hazel	2/15/2024	11,129	A	A

	2/27/2024	1,759	D	F

	2/12/2025	14,199	A	A

	2/27/2025	2,859	D	F

(1)	Transaction Codes:

A:	Grant, award or other acquisition of securities from the Company

F:	Payment of exercise price or tax liability by delivering or withholding securities

G:	Charitable donation

P:	Open market or private purchase of non-derivative or derivative security

S:	Open market or private sale of non-derivative or derivative security

A-4

Miscellaneous Information Regarding Participants in the Solicitation

Miscellaneous Information Regarding Participants in the Solicitation

Except as described in the proxy statement or this Appendix A, to Brookdale’s knowledge: none of the Participants or their associates (i) during the past ten (10) years, has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) beneficially owns, directly or indirectly, any shares or other securities of Brookdale or any of Brookdale’s subsidiaries; or (iii) has a substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the Annual Meeting. In addition, other than as set forth in this Appendix A or the proxy statement, neither Brookdale nor any of the Participants has been within the past year party to any contract, arrangement or understanding with any person with respect to any of our securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies. Other than as set forth in this Appendix A or the proxy statement, none of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by Brookdale or its affiliates or with respect to any future transactions to which Brookdale or any of its affiliates will or may be a party; or (ii) a direct or indirect material interest in any transaction or series of similar transactions since the beginning of Brookdale’s last fiscal year or any currently proposed transactions, to which Brookdale or any of its subsidiaries was or is to be a party in which the amount involved exceeded $120,000.

2025 PROXY STATEMENT	A-5

PLEASE ACT TODAY!

SEE REVERSE SIDE

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▼ TO VOTE BY MAIL, PLEASE DETACH BLUE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

BROOKDALE SENIOR LIVING INC.
2025 ANNUAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

B L U E P R O X Y

The undersigned stockholder of BROOKDALE SENIOR LIVING INC. hereby appoints Denise W. Warren and Chad C. White (the “Named Proxies”), and each of them, proxies and attorneys-in-fact, with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Annual Meeting of Stockholders of BROOKDALE SENIOR LIVING INC. to be held on July 11, 2025 at 8:30 a.m. Central Time, at the offices of Bass, Berry & Sims PLC at 21 Platform Way South, Suite 3500, Nashville, TN, and at any adjournments or postponements thereof, and to vote all shares of Common Stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO CONTRARY DIRECTION IS INDICATED, WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS OF BROOKDALE SENIOR LIVING INC. THE BOARD OF DIRECTORS OF BROOKDALE SENIOR LIVING INC. RECOMMENDS THAT YOU VOTE “FOR” ONLY THE EIGHT (8) COMPANY NOMINEES IN PROPOSAL 1, AND “FOR” PROPOSALS 2 AND 3.

(continued and to be signed on the reverse side)

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Brookdale Senior Living Inc.

shares at the upcoming 2025 Annual Meeting of Stockholders.

YOU CAN ACT TODAY USING ANY OF THE FOLLOWING METHODS:

1.

Vote by Telephone – Call toll-free from the U.S. or Canada at (855) 457-4814, on a touch-tone telephone. If outside the U.S. or Canada, call +1 (575) 215-3572. Please follow the simple instructions provided. You will be required to provide the unique control number printed below.

2.	Vote by Internet – Please access www.proxyvotenow.com/bkd, and follow the simple instructions provided. You will be required to provide the unique control number printed below.

CONTROL NUMBER:

You may vote by telephone or Internet 24 hours a day, 7 days a week. Your telephone or Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you had executed a proxy card.

3.

Vote by Mail – If you do not have access to a touch-tone telephone or to the Internet, please sign, date and return the proxy card in the envelope provided, or mail to: Brookdale Senior Living Inc., c/o First Coast Results, Inc., 200 Business Park Circle, Suite 112, Saint Augustine, FL 32095.

▼ TO VOTE BY MAIL, PLEASE DETACH BLUE PROXY CARD HERE AND SIGN, DATE AND RETURN IN THE POSTAGE-PAID ENVELOPE PROVIDED ▼

☒	Please mark your vote as indicated in this example

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” ONLY THE EIGHT (8) COMPANY NOMINEES LISTED IN ITEM 1 AND “FOR” PROPOSALS 2 AND 3.
1. Election of Directors - YOU MAY VOTE “FOR” NO MORE THAN EIGHT (8) NOMINEES.		The Board recommends that you vote FOR each of the following proposals.

You may mark “FOR” with respect to up to eight (8) nominees in total. If you mark “FOR” with respect to fewer than eight (8) nominees, your shares will be voted “FOR” only those nominees you have so marked. If you mark “FOR” more than eight (8) nominees, your vote on Item 1 regarding election of directors will be invalid and will not be counted towards any nominee. If you sign and return your proxy card and do not specify how you want your shares to be voted, your shares will be voted “FOR” each of the Company nominees only.

		2. Advisory approval of named executive officer compensation	FOR	AGAINST	ABSTAIN
			☐	☐	☐

		3. Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for 2025	FOR	AGAINST	ABSTAIN
			☐	☐	☐
Company Nominees: The Board recommends that you vote FOR ONLY the following eight (8) nominees:	Ortelius Nominees OPPOSED by the Company: The Board recommends that you NOT VOTE with respect to any of the following nominees:
NOTE: In their discretion, the Named Proxies are authorized to vote upon such business as may properly come before the meeting or any adjournments or postponements thereof.

	FOR	WITHHOLD		FOR	WITHHOLD
1a. Jordan R. Asher	☐	☐	1i. Steven J. Insoft	☐	☐
1b. Claudia N. Drayton	☐	☐	1j. Paula J. Poskon	☐	☐
1c. Mark Fioravanti	☐	☐	1k. Frank J. Small	☐	☐
1d. Victoria L. Freed	☐	☐	1l. Ivona Smith	☐	☐
1e. Joshua Hausman	☐	☐	1m. Steven L. Vick	☐	☐
1f. Elizabeth B. Mace	☐	☐	1n. Lori B. Wittman	☐	☐
1g. Denise W. Warren	☐	☐
1h. Lee S. Wielansky	☐	☐				Dated: , 2025

Signature

Signature (if held jointly)

Title(s)
NOTE: Please sign exactly as your name(s) appear(s) on stock certificates or on the label affixed hereto. When signing as attorney, executor, administrator or other fiduciary, please give full title as such. Joint owners must each sign personally. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer and give full title as such.